UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

    Investment Company Act file number 811-00537

Franklin Custodian Funds

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)      (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 9/30/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
September 30, 2015

Franklin Custodian Funds

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Annual Report
Economic and Market Overview	3
Franklin DynaTech Fund	4
Franklin Growth Fund	14
Franklin Income Fund	24
Franklin U.S. Government Securities Fund	35
Franklin Utilities Fund	44
Financial Highlights and Statements of Investments	53
Financial Statements	109
Notes to Financial Statements	118
Report of Independent Registered
Public Accounting Firm	137
Tax Information	138
Board Members and Officers	139
Shareholder Information	144

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Economic and Market Overview

U.S. economic growth was mixed during the 12 months under review. Growth expanded in 2014’s fourth quarter, slowed in 2015’s first quarter and rebounded in 2015’s second quarter. Additionally, estimates indicated tepid third-quarter growth despite healthy consumer spending as businesses cut back on inventories, exports declined and governments reduced their spending. Manufacturing and service activities expanded during the 12-month period, contributing to new jobs, and the unemployment rate declined from 5.9% in September 2014 to 5.1% at period-end.1 Housing market data were generally encouraging as home sales and prices rose amid declining mortgage rates. Retail sales generally rose for the 12-month period as strong employment gains led to broad-based improvement, especially for auto and auto components sales. Inflation, as measured by the Consumer Price Index, remained subdued for the period and declined toward period-end mainly due to a sharp drop in energy prices.

The Federal Reserve (Fed) ended its bond buying program in October 2014 and kept its target interest rate at 0%–0.25% while considering when an increase might be appropriate. Although global financial markets anticipated an increase, in September the Fed kept interest rates unchanged and said it would continue to monitor developments domestically and abroad. The Fed also raised its forecast for 2015 U.S. economic growth and lowered its unemployment projections.

Investor confidence grew during the period as corporate profits remained healthy, the Fed kept its target interest rate low, economic data in Europe improved, China introduced more stimulus measures and Greece reached an agreement with its international creditors. However, the U.S. stock market endured some sell-offs when many investors reacted to geopolitical tensions in certain regions, Greece’s debt negotiations and ongoing uncertainty over the Fed’s timing for raising interest rates. Less robust growth in China as well as devaluation of the renminbi also affected equity markets. U.S. stocks retreated overall for the 12 months under review as the Standard & Poor’s 500 Index and the Dow Jones Industrial Average declined from all-time highs reached in May.

The foregoing information reflects our analysis and opinions as of September 30, 2015. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin DynaTech Fund

This annual report for Franklin DynaTech Fund covers the fiscal year ended September 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing primarily in equity securities of companies that emphasize innovation and new technologies, and that benefit from new industry conditions in the dynamically changing global economy.

Performance Overview

The Fund’s Class A shares delivered a +3.40% cumulative total return for the 12 months under review. In comparison, the Russell 1000® Growth Index, which measures performance of the largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values, generated a total return of +3.17%.1 Also for comparison, the broad U.S. stock market as measured by the Standard & Poor’s 500 Index (S&P 500®), had a -0.61% total return, and domestic and international-based stocks as measured by the NASDAQ Composite Index® posted a +4.00% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

The Fund’s health care holdings contributed notably to absolute performance during the reporting period.2 Shares of medical device maker DexCom rose given growing use of its continuous glucose monitors and market interest about approval by the U.S. Food and Drug Administration (FDA) of related product enhancements expected to help the company capture a greater share of this expanding market. Biopharmaceutical firm Incyte Therapeutic’s stock performed well amid enthusiasm for its immuno-oncology agent epacadostat that has shown encouraging test results as a treatment for melanoma. Positive test data for the company’s arthritis drug baricitinib and FDA approval of Jakafi for treatment of polycythemia vera also fueled investor optimism. Shares of UnitedHealth Group, a health care provider, rose resulting from stable medical cost trends and solid underwriting for its managed care business, increased customer use of its health services platform products in an expanding market, and its acquisition of pharmacy benefit manager Catamaran.

The Fund’s information technology (IT) positions also substantially supported results.3 Palo Alto Networks, a provider of next generation network and PC security solutions, benefited in fiscal year 2015 from growing sales of its strong product portfolio and from a variety of high profile cyberattacks that helped to expand the market. Shares of Visa, a global payments technology firm, rose in response to news the company might purchase Visa Europe, as well as from solid cross-border traffic and increased currency translation that supported stronger-than-expected revenue. MasterCard, another global payments firm, experienced success in the domestic commercial credit business, taking market share from American

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell
Investment Group.
2. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI.
3. The IT sector comprises communications equipment; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 58.

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FRANKLIN DYNATECH FUND

Express and Visa. The company reported strong long-term revenue guidance based on solid underlying fundamentals.

The Fund’s consumer discretionary and materials sector holdings also aided performance.4 In consumer discretionary, online retail shopping service provider Amazon.com reported strong, sustained revenue growth in core domestic retail, including Amazon Prime customers, and better-than-expected profits for its new Amazon Web Services cloud computing business. Additionally, the company improved its fixed and variable costs through lower shipping expenses, better utilization of fulfillment centers and growing use of third-party sellers. NIKE is exposed to the best secular growth area in the apparel industry and is a leader in the growing athletic category. It has a proven category strategy driven by innovation and marketing that has worked tremendously in the U.S. and is now being replicated across the globe. In other sectors, shares of Cytec Industries,5 a specialty materials and chemicals company, performed well due to an announced acquisition by Belgium-based Solvay at a premium to Cytec’s share price.

In contrast, the Fund’s energy sector holdings weighed on absolute performance.6 The decline in crude oil and natural gas prices was driven by supply growth exceeding slowing demand growth, which resulted in reduced capital spending and lower forecasted volume growth for energy and production companies. In this environment, Anadarko Petroleum increased production to consistently exceed guidance and sold assets to generate cash reserves for the company’s long-term health. The sell-off in oilfield services stocks was broad-based as investors became more fearful of protracted lower oil prices and spending levels. Diversified oilfield service companies FMC Technologies5 and Schlumberger outperformed smaller companies in their industry, although companies with greater offshore exposure like FMC Technologies lost value as investors believed that offshore spending would remain depressed for several years. However, we believe offshore spending is likely to be more resilient than most expect. FMC Technologies and Schlumberger are leaders in their primary markets and should be well positioned if spending recovers, in our view.

Some of the Fund’s positions in the industrials sector also hindered performance.7 Flowserve’s stock declined based on concerns about oil and gas markets, as energy market activity affected a significant portion of the company’s total sales and the stock itself was correlated with oil prices.5 The company’s second-quarter earnings met analyst expectations, but sales and orders declined more than anticipated.

In other sectors, shares of Gilead Sciences were flat following a doubling of stock value in the prior year. The company lowered the price of Harvoni, one of its hepatitis C medicines, to

4. The consumer discretionary sector comprises Internet and catalog retail; media; and textiles, apparel and luxury goods in the SOI. The materials sector holdings were sold by period-end.
5. Sold by period-end.
6. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.
7. The industrials sector comprises aerospace and defense, air freight and logistics, commercial services and supplies, and electrical equipment in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN DYNATECH FUND

Top 10 Holdings
9/30/15
Company	% of Total
Sector/Industry	Net Assets

Google Inc., A & C	4.3%
Internet Software & Services
Amazon.com Inc.	3.8%
Internet & Catalog Retail
Facebook Inc., A	3.3%
Internet Software & Services
MasterCard Inc., A	2.8%
IT Services
Celgene Corp.	2.6%
Biotechnology
Visa Inc., A	2.6%
IT Services
Allergan PLC	2.5%
Pharmaceuticals
Gilead Sciences Inc.	2.2%
Biotechnology
Palo Alto Networks Inc.	2.2%
Communications Equipment
Salesforce.com Inc.	1.8%
Software

protect its market share after Abbvie launched a competing drug in December, and sales of Harvoni declined after peaking in March. After earning profits in fiscal year 2014, online user-generated review database provider Yelp reported operating losses based largely on slowing user growth, U.S. market saturation and competition from rivals.5 Chinese Internet search provider Baidu also earned growing profits in 2014, but earnings decreased in 2015 as it sought to expand new markets such as food delivery and group purchases for dining and movie tickets. Social media provider Twitter experienced net losses despite growing revenue as it recognized the need to increase its audience.5

As managers of Franklin DynaTech Fund, at period-end we remained encouraged by the relative abundance of companies that we believe have strong long-term growth prospects trading at what we perceive to be attractive valuations. We believe it is these innovative, thought-leading companies that may promote economic advancement over the longer term.

Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of September 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	9/30/15	9/30/14		Change
A (FKDNX)	$46.04	$46.08	-$	0.04
C (FDYNX)	$40.00	$40.53	-$	0.53
R (FDNRX)	$45.16	$45.35	-$	0.19
R6 (FDTRX)	$47.15	$46.97	+$	0.18
Advisor (FDYZX)	$46.96	$46.87	+$	0.09

Distributions[1] (10/1/14–9/30/15)
	Long-Term
Share Class	Capital Gain
A	$1.6140
C	$1.6140
R	$1.6140
R6	$1.6140
Advisor	$1.6140

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FRANKLIN DYNATECH FUND
PERFORMANCE SUMMARY

Performance as of 9/30/152

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Total Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Operating Expenses[6]
A				0.89%
1-Year	+3.40%	-2.55%	$9,745
5-Year	+86.78%	+11.97%	$17,602
10-Year	+128.57%	+7.98%	$21,546
C				1.64%
1-Year	+2.63%	+1.64%	$10,164
5-Year	+79.85%	+12.46%	$17,985
10-Year	+111.97%	+7.80%	$21,197
R				1.14%
1-Year	+3.11%	+3.11%	$10,311
5-Year	+84.40%	+13.02%	$18,440
Since Inception (12/1/08)	+218.17%	+18.47%	$31,817
R6				0.49%
1-Year	+3.81%	+3.81%	$10,381
Since Inception (5/1/13)	+38.89%	+14.56%	$13,889
Advisor[7]				0.64%
1-Year	+3.62%	+3.62%	$10,362
5-Year	+89.06%	+13.59%	$18,906
10-Year	+132.78%	+8.82%	$23,278

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN DYNATECH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN DYNATECH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. The Fund’s investments in fast-growing industries, including the technology and health care sectors (which have historically been volatile) could result in increased price fluctuation, especially over the short term, due to the rapid pace of product change and development and changes in government regulation of companies emphasizing scientific or technological advancement or regulatory approval for new drugs and medical instruments. The Fund may also invest in small capitalization companies, which can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/15/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+81.15% and +8.39%.
8. Source: Morningstar. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The NASDAQ Composite Index is a broad-based, market capitalization-weighted index designed to measure all NASDAQ domestic and international-based common type stocks listed on The NASDAQ Stock Market.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN DYNATECH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 4/1/15	Value 9/30/15	Period* 4/1/15–9/30/15
A
Actual	$1,000	$946.50	$4.39
Hypothetical (5% return before expenses)	$1,000	$1,020.56	$4.56
C
Actual	$1,000	$943.00	$8.04
Hypothetical (5% return before expenses)	$1,000	$1,016.80	$8.34
R
Actual	$1,000	$945.40	$5.61
Hypothetical (5% return before expenses)	$1,000	$1,019.30	$5.82
R6
Actual	$1,000	$948.50	$2.34
Hypothetical (5% return before expenses)	$1,000	$1,022.66	$2.43
Advisor
Actual	$1,000	$947.50	$3.17
Hypothetical (5% return before expenses)	$1,000	$1,021.81	$3.29

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90%;
C: 1.65%; R: 1.15%; R6: 0.48%; and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Franklin Growth Fund

We are pleased to bring you Franklin Growth Fund’s annual report for the fiscal year ended September 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

Performance Overview

The Fund’s Class A shares delivered a +2.94% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, had a -0.61% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 17.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

Franklin Growth Fund owned shares of 155 companies at period-end. We continue to invest in a broad array of companies of all sizes and in varied industries.

1. Source: Morningstar.
The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 67.

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During the period under review, most investment sectors contributed to absolute performance, particularly industrials, health care and consumer discretionary.2 In industrials, air service provider Alaska Air Group reported record margin and profits largely due to competitor Delta Air Line’s slowing capacity growth in Seattle and falling fuel prices. Shares of fluid filtration products supplier Pall Corporation rose as Danaher announced a definitive agreement to acquire the company. Defense contractor Northrup Grumman has consistently met or exceeded consensus estimates for revenues and profitability, returned large amounts of capital to shareholders through dividends and share repurchases, and raised its guidance in its first quarter and second quarter earnings calls. In health care, beauty drug maker Allergan gained from its acquisition by Actavis, and injection drug and infusion technology provider Hospira benefited from being acquired by Pfizer. In consumer discretionary, online retail shopping service provider Amazon.com reported strong, sustained revenue growth in core domestic retail, including Amazon Prime customers, and better-than-expected profits for its new Amazon web services cloud computing business. Additionally, the company improved its fixed and variable costs through lower shipping expenses, better utilization of fulfillment centers and growing use of third-party sellers.

Energy companies, including many with solid fundamentals, were generally hurt by declining energy prices and geopolitical unrest. Thus, the Fund’s modest energy sector allocation hindered absolute performance. Anadarko Petroleum reduced capital spending and lowered its 2015 volume growth forecast as crude oil and natural gas prices fell. The sell-off in oilfield services stocks also negatively affected energy technology provider FMC Technologies and oil and gas industry products and services firm Halliburton.

Top 10 Holdings
9/30/15
Company	% of Total
Sector/Industry	Net Assets

Apple Inc.	4.0%
Technology Hardware & Equipment
Alaska Air Group Inc.	2.3%
Transportation
Google Inc., A & C	1.8%
Software & Services
Northrop Grumman Corp.	1.6%
Capital Goods
Amazon.com Inc.	1.6%
Retailing
The Walt Disney Co.	1.5%
Media
Cytec Industries Inc.	1.3%
Materials
Biogen Inc.	1.3%
Pharmaceuticals, Biotechnology & Life Sciences
The Boeing Co.	1.3%
Capital Goods
Amgen Inc.	1.2%
Pharmaceuticals, Biotechnology & Life Sciences

In other sectors, Trimble Navigation, a positioning, wireless and software technology provider, suffered as its end markets — oil exploration, agriculture, China and South America —deteriorated simultaneously. U.S. dollar strength also weakened sales and had a negative exchange rate effect. A large drop in copper prices hurt copper and gold mining firm Freeport-McMoRan (sold by period-end), which had to sell its Candelaria copper mine and raise funds through equity sales to maintain its financial strength. IT software and services provider International Business Machines’ legacy services, software and hardware businesses struggled as enterprises accelerated their investment in emerging cloud computing and Software as a Service solutions.

2. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, media and retailing in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH FUND

Thank you for your continued participation in Franklin Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of September 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	9/30/15	9/30/14	Change
A (FKGRX)	$72.40	$70.51	+$1.89
C (FRGSX)	$67.17	$65.75	+$1.42
R (FGSRX)	$71.93	$70.05	+$1.88
R6 (FIFRX)	$72.69	$70.76	+$1.93
Advisor (FCGAX)	$72.67	$70.75	+$1.92

Distributions[1] (10/1/14–9/30/15)
Dividend
Share Class	Income
A	$0.1859
R6	$0.4667
Advisor	$0.3521

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FRANKLIN GROWTH FUND
PERFORMANCE SUMMARY

Performance as of 9/30/152

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Total Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Operating Expenses[6]
A				0.90%
1-Year	+2.94%	-2.98%	$9,702
5-Year	+79.72%	+11.12%	$16,938
10-Year	+117.76%	+7.46%	$20,526
C				1.65%
1-Year	+2.16%	+1.16%	$10,116
5-Year	+73.09%	+11.60%	$17,309
10-Year	+102.01%	+7.28%	$20,201
R				1.15%
1-Year	+2.68%	+2.68%	$10,268
5-Year	+77.48%	+12.16%	$17,748
10-Year	+112.36%	+7.82%	$21,236
R6				0.47%
1-Year	+3.37%	+3.37%	$10,337
Since Inception (5/1/13)	+35.24%	+13.31%	$13,524
Advisor				0.65%
1-Year	+3.20%	+3.20%	$10,320
5-Year	+81.99%	+12.72%	$18,199
10-Year	+123.26%	+8.36%	$22,326

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

Class R (10/1/05–9/30/15)

$25,000
$20,000
$15,000
$10,000
$5,000
10/05
9/07
9/09
9/11
9/13
9/15
$21,236
$19,305
Franklin Growth Fund
S&P 500[7]

Average Annual Total Return

Class R	9/30/15
1-Year	+2.68%
5-Year	+12.16%
10-Year	+7.82%

Class R6 (5/1/13–9/30/15)

$20,000
$15,000
$10,000
$5,000
5/13
9/13
9/14
9/15
$13,524
$12,645
Franklin Growth Fund
S&P 500[7]

Average Annual Total Return

Class R6	9/30/15
1-Year	+3.37%
Since Inception (5/1/13)	+13.31%

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FRANKLIN GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. Historically, the Fund has focused on larger companies. The Fund may also invest in small, relatively new and/or unseasoned companies, which involves additional risks, as the prices of these securities can be volatile, particularly over the short term. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. In addition, the Fund may invest up to 40% of its net assets in stocks of foreign companies, which involve special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN GROWTH FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 4/1/15	Value 9/30/15	Period* 4/1/15–9/30/15
A
Actual	$1,000	$938.30	$4.23
Hypothetical (5% return before expenses)	$1,000	$1,020.71	$4.41
C
Actual	$1,000	$934.70	$7.86
Hypothetical (5% return before expenses)	$1,000	$1,016.95	$8.19
R
Actual	$1,000	$937.10	$5.44
Hypothetical (5% return before expenses)	$1,000	$1,019.45	$5.67
R6
Actual	$1,000	$940.20	$2.19
Hypothetical (5% return before expenses)	$1,000	$1,022.81	$2.28
Advisor
Actual	$1,000	$939.50	$3.01
Hypothetical (5% return before expenses)	$1,000	$1,021.96	$3.14

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.87%;
C: 1.62%; R: 1.12%; R6: 0.45% and Advisor: 0.62%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Franklin Income Fund

This annual report for Franklin Income Fund covers the fiscal year ended September 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.

Performance Overview

The Fund’s Class A shares had a -10.93% cumulative total return for the 12 months under review. In comparison, the Fund’s equity benchmark, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of U.S. stock performance, had a -0.61% total return.1 The Fund’s fixed income benchmark, the Barclays U.S. Aggregate Bond Index, which tracks the U.S. investment-grade, taxable bond market, posted a +2.94% total return.1 The Fund’s peers, as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which consists of funds chosen by Lipper that, by practice, maintain a mix of 40% to 60% equity securities, with the remainder in bonds and cash, returned -3.06%.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 28.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

By generally performing independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company’s experience and managerial strength; its cash flow potential and profitability; its competitive positioning and

Dividend Distributions*
10/1/14–9/30/15
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
October	1.00	0.89	0.93	1.05	1.03
November	1.00	0.89	0.93	1.05	1.03
December	1.00	0.89	0.93	1.04	1.03
January	1.00	0.89	0.93	1.04	1.03
February	1.00	0.89	0.93	1.04	1.03
March	1.00	0.91	0.94	1.04	1.03
April	1.00	0.91	0.94	1.04	1.03
May	1.00	0.91	0.94	1.04	1.03
June	1.00	0.89	0.93	1.05	1.03
July	1.00	0.89	0.93	1.05	1.03
August	1.00	0.89	0.93	1.05	1.03
September	1.00	0.90	0.93	1.04	1.02
Total	12.00	10.75	11.19	12.53	12.35

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

advantages; its responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.

Manager’s Discussion

During the 12 months under review, we continued to strategically shift the Fund’s asset mix in seeking to manage risks, and our equity holdings increased while our fixed income holdings declined. The Fund’s equity weighting rose from 60.6% to 65.5% of total net assets and its fixed income weighting fell from 38.2% to 32.5%. Our cash position rose from 1.2% to 2.0% of total net assets.

1. Source: Morningstar.
2. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 9/30/15, this category consisted of 574 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 77.

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FRANKLIN INCOME FUND

Portfolio Breakdown
9/30/15
% of Total
Net Assets
Equity*	65.5%
Utilities	11.0%
Energy	10.2%
Materials	8.4%
Industrials	8.4%
Health Care	7.5%
Financials	5.5%
Information Technology	5.3%
Consumer Discretionary	4.5%
Telecommunication Services	2.5%
Consumer Staples	2.2%
Fixed Income**	32.5%
Energy	6.5%
Consumer Discretionary	5.9%
Financials	4.8%
Telecommunication Services	3.1%
Information Technology	3.0%
Materials	2.8%
Other	6.4%
Short-Term Investments & Other Net Assets	2.0%

*Includes convertible bonds.
**Includes senior floating rate interests.

The Fund’s equity holdings underperformed the S&P 500 during the period, largely because of weak performance in the Fund’s energy and materials sector positions. During the period, crude oil prices declined precipitously by about one half, influenced by OPEC’s drive for greater market share along with uncertain demand in late 2014 and early 2015 as global economies slowed. This environment took a severe toll on the share prices of large, international, integrated oil companies including Royal Dutch Shell, Chevron, BP, Total and Exxon Mobil, which were among the Fund’s leading energy sector decliners. Our positions in upstream-focused oil and gas producers including Canadian Oil Sands, Anadarko Petroleum and Chesapeake Energy also lost value as crude oil and natural gas prices fell. Additionally, with reduced revenues and cash flows expected in a lower commodity price environment, capital expenditure budgets for upstream activities declined, dimming the outlook for oilfield services and equipment companies including Schlumberger and Halliburton. On a more positive note, the industry’s supply and demand balance began to improve somewhat as low prices stimulated consumption and as reduced investment weighed on the forward supply outlook.

A majority of holdings in the materials sector detracted from Fund performance, with Freeport-McMoRan, BHP Billiton and Rio Tinto among the largest decliners. These well-positioned operators with relatively stronger balance sheets than those of their peers have lowered their cost structures, but their recent results reflected dramatically lower commodity prices and lighter volumes. Results of two of our larger global chemical companies, E.I. du Pont de Nemours and Co. and The Dow Chemical Co., also negatively affected performance. Du Pont’s results have been disappointing and the company recently lowered annual guidance following declining demand, unfavorable currency exchange rates and a lack of progress reducing costs. Dow Chemical was hurt by currency exchange rates and lower energy prices that suppressed ethylene profitability.

In the financials sector, our positions overall hurt performance as small gains in banks, namely Citigroup3 and Wells Fargo & Co., were more than offset by losses in Royal Bank of Canada and insurance company MetLife. Hindering MetLife was uncertainty about interest rate rises as well as its exposure to slowing Asian economies. Although we continue to be optimistic about Royal Bank of Canada, the Canadian dollar’s declining value and fears of slower Canadian economic growth amid energy market volatility pressured the bank’s results over the past year.

The utilities sector produced a major positive contribution with strong results from PG&E, Xcel Energy and The Southern Co., although Exelon, one of our larger utility holdings, notably detracted. The market generally viewed utilities less favorably earlier in the year as the prospect for interest rate increases was high, but utility stocks rebounded somewhat as the Fed elected not to raise rates in September. Although the potential for future rate hikes may likely continue to dampen investor sentiment toward utility sector stocks, we feel our focus on individual utility companies with meaningful earnings-per-share growth potential somewhat mitigated this interest rate sensitivity. Within the Fund’s utilities sector, we sought investments we viewed as having growth potential with

3. Sold by period-end.

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FRANKLIN INCOME FUND

liquefied natural gas export projects, capital investment and rate-base growth aimed at enhancing our nation’s electricity transmission and natural gas pipeline infrastructure, certain states where the regulatory environment has been welcoming to needed capital investments, and renewable energy projects. At period-end, the Fund’s overall weighting in utilities remained toward the low end of its historical range.

The Fund’s industrials sector holdings also contributed positively to performance, particularly investments in aerospace and defense. Lockheed Martin and Raytheon are examples of companies that fit well with our overall investment framework as we believe they operate strong businesses with underappre-ciated growth and improving margins and cash flows. Given new product development and healthy government defense spending levels, we believe the opportunity for defense contractors should be attractive for the next several years. Although the Fund’s industrials sector exposure benefited overall results, logistics facilitator CEVA Holdings and a new position in multi-industry conglomerate United Technologies hindered sector performance. Our weighting in industrials grew as the year progressed due to strong performance and the addition of several new investments made later in the Fund’s fiscal year as fears of slower global economic activity created opportunities we considered compelling.

In the consumer discretionary sector, strong results for one of the Fund’s larger holdings, retailer Target, aided Fund performance. Investors reacted favorably to Target’s new management team, which had increased in-store traffic, refocused merchandise and exited its troubled Canadian segment.

In health care, pharmaceutical giants Eli Lilly and Pfizer continued to benefit from new drug development prospects, and their results aided Fund performance, while Merck and Sanofi had disappointing results and detracted from performance.

Within fixed income, despite a slight reduction in U.S. Treasury yields, high yield corporate bonds had negative returns as yield spreads over Treasuries widened during the period. This widening was most pronounced in the energy and materials sectors, but growing investor concerns about corporate credit quality in general was evident across most sectors. Despite the negative impact on returns during the reporting period, in our view, the spread widening created opportunities for us to selectively increase our exposure to certain high yield bond issuers at attractive valuations.

Top Five Equity Holdings
9/30/15
Company	% of Total
Sector/Industry	Net Assets

Royal Dutch Shell PLC	2.4%
Energy
General Electric Co.	2.2%
Industrials
PG&E Corp.	1.7%
Utilities
The Dow Chemical Co.	1.5%
Materials
Chevron Corp.	1.4%
Energy

Energy was a primary detractor among fixed income sectors driven largely by declines in the securities of independent exploration and production companies. Notable laggards included Linn Energy, Energy XXI Gulf Coast, Halcon Resources, SandRidge Energy and Chesapeake Energy, all of which are North American producers of oil and gas. Commodity price declines raised investor concerns over these companies’ ability to manage cash flows and ultimately meet debt obligations as they become due. During the period we consolidated positions, eliminating several holdings that we believed remained challenged in favor of others that, in our view, appeared to have a clearer path to navigating the industry downturn and restructuring balance sheets through effective capital structure management. The debt securities of oilfield services and equipment companies, particularly offshore drilling contractors including Ocean Rig UDW,3 Hercules Offshore and Vantage Drilling (Offshore Group Investment),3 also lost value as upstream spending expectations fell and industry supply expanded.

Another major fixed income detractor during the period was the basic industry sector.4 Despite being a relatively small allocation within the Fund, our holdings in coal mining companies substantially weighed on performance due to a confluence of factors including falling prices, lower volumes and concerns regarding the continuing decline of coal as a fuel source. The coal industry’s cash flow generation was far below expectations and led to financial distress for many of the top producers. Our holdings in Peabody Energy, Walter Energy, Arch Coal and Alpha Natural Resources3 were notable detractors from this sector during the period. We significantly reduced our overall exposure to the coal industry, and at period-end the portfolio held small positions in Peabody Energy, Walter Energy and Arch Coal secured bonds.

4. Basic industry holdings are in materials in the fixed income section of the SOI.

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Top Five Fixed Income Holdings
and Senior Floating Rate Interests*
9/30/15
Company	% of Total
Sector/Industry	Net Assets
iHeartCommunications Inc.	1.9%
Consumer Discretionary
First Data Corp.	1.9%
Information Technology
JPMorgan Chase & Co.	1.9%
Financials
Citigroup Inc.	1.2%
Financials
Dynegy Inc.	0.8%
Utilities

*Does not include convertible bonds.

The communications sector also suppressed our fixed income returns during the period.5 Hurting our Sprint position were investor concerns regarding the company’s ability to maintain its share of new subscribers and manage its balance sheet during a period of slowing industry growth. We continue to monitor the progress of Sprint’s new management team as they work closely with Softbank to improve operations and position the company for future growth. iHeartCommunications also weighed on returns due to concerns over its currently high level of debt and the company’s ability to deleverage over time. iHeartCommunications continued to deliver solid operational results and took advantage of its large platform to gain market share from the competition.

Our fixed income holdings in the consumer non-cyclical sector delivered positive returns during the period.6 The hospital industry continued to benefit from broadening access to health care and the resulting growth in demand for its services. Our holdings in HCA, Tenet Healthcare and CHS/Community Health Systems produced solid returns, and the companies were well positioned to benefit from increased future demand, in our view.

The information technology sector also helped the Fund during the period with solid performance from some of our largest holdings. First Data shares rose as the company continued to strengthen its balance sheet by raising new equity to retire debt and exploring an initial public offering to further reduce its debt load. Freescale Semiconductor also made gains as it continued to improve its cash flow and strengthen its balance sheet. Both companies greatly benefited from refinancing higher cost debt with new debt at much lower interest rates, which had a significant positive impact on cash flow.

Thank you for your continued participation in Franklin Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. Communications holdings are in consumer discretionary and telecommunication services in the fixed income section of the SOI.
6. Consumer non-cyclical holdings are in consumer discretionary, consumer staples, health care and information technology in the fixed income section of the SOI.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INCOME FUND

Performance Summary as of September 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	9/30/15	9/30/14		Change
A (FKINX)	$2.10	$2.48	-$	0.38
C (FCISX)	$2.13	$2.50	-$	0.37
R (FISRX)	$2.07	$2.44	-$	0.37
R6 (FNCFX)	$2.09	$2.46	-$	0.37
Advisor (FRIAX)	$2.09	$2.46	-$	0.37

Distributions[1] (10/1/14–9/30/15)
Dividend
Share Class	Income
A	$0.1200
C	$0.1075
R	$0.1119
R6	$0.1253
Advisor	$0.1235

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FRANKLIN INCOME FUND
PERFORMANCE SUMMARY

Performance as of 9/30/152

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Total Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Operating Expenses[6]
A				0.61%
1-Year	-10.93%	-14.71%	$8,529
5-Year	+32.83%	+4.96%	$12,739
10-Year	+64.74%	+4.67%	$15,780
C				1.11%
1-Year	-10.89%	-11.74%	$8,826
5-Year	+29.78%	+5.35%	$12,978
10-Year	+57.43%	+4.64%	$15,743
R				0.96%
1-Year	-10.99%	-10.99%	$8,901
5-Year	+30.44%	+5.46%	$13,044
10-Year	+59.37%	+4.77%	$15,937
R6				0.38%
1-Year	-10.39%	-10.39%	$8,961
Since Inception (5/1/13)	+1.60%	+0.66%	$10,160
Advisor				0.46%
1-Year	-10.46%	-10.46%	$8,954
5-Year	+34.09%	+6.04%	$13,409
10-Year	+67.74%	+5.31%	$16,774

		30-Day Standardized Yield[8]
	Distribution
Share Class	Rate[7]	(with waiver)	(without waiver)
A	5.48%	4.65%	4.65%
C	5.07%	4.34%	4.34%
R	5.39%	4.48%	4.48%
R6	5.97%	5.09%	5.09%
Advisor	5.86%	4.99%	4.99%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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FRANKLIN INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. Floating-rate loans are lower rated, higher yielding instruments, which are subject to increased risk of default and can potentially result in loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Distribution rate is based on an annualization of the respective class’s September dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on 9/30/15.
8. The 30-day standardized yield for the 30 days ended 9/30/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Barclays U.S.
Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, S&P and Fitch, respectively.
10. Source: Lipper, a Thomas Reuters Company. The Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Mixed-Asset Target Allocation Moderate Funds classification in the Lipper Open-End underlying funds universe. Lipper Mixed-Asset
Target Allocation Moderate Funds are defined as funds that, by portfolio practice, maintain a mix of between 40%–60% equity securities, with the remainder invested in bonds, cash and cash equivalents. For the 12-month period ended 9/30/15, there were 574 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.
See www.franklintempletondatasources.com for additional data provider information.

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32 Annual Report franklintempleton.com

FRANKLIN INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN INCOME FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 4/1/15	Value 9/30/15	Period* 4/1/15–9/30/15
A
Actual	$1,000	$901.60	$2.86
Hypothetical (5% return before expenses)	$1,000	$1,022.06	$3.04
C
Actual	$1,000	$904.30	$5.25
Hypothetical (5% return before expenses)	$1,000	$1,019.55	$5.57
R
Actual	$1,000	$902.70	$4.53
Hypothetical (5% return before expenses)	$1,000	$1,020.31	$4.81
R6
Actual	$1,000	$906.10	$1.77
Hypothetical (5% return before expenses)	$1,000	$1,023.21	$1.88
Advisor
Actual	$1,000	$905.80	$2.15
Hypothetical (5% return before expenses)	$1,000	$1,022.81	$2.28

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.60%;
C: 1.10%; R: 0.95%; R6: 0.37%; and Advisor: 0.45%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Franklin U.S. Government Securities Fund

This annual report for Franklin U.S. Government Securities Fund covers the fiscal year ended September 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.1 Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

Portfolio Breakdown
Based on Total Net Assets as of 9/30/15
GNMA	98.1%
Short-Term Investments & Other Net Assets	1.9%

Performance Overview

The Fund’s Class A shares generated a +2.07% cumulative total return for the 12 months under review. In comparison, the Fund’s peers, as measured by the Lipper GNMA Funds Classification Average, which consists of funds chosen by Lipper that invest primarily in GNMAs, posted a +1.92% total return.2 The Barclays U.S. Government Index: Intermediate Component, the intermediate component of the Barclays U.S. Government Index, returned +3.00% for the same period.3 The Fund’s return reflects the effect of management fees and expenses, while the Barclays U.S. Government Index: Intermediate Component does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 37.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We currently invest the Fund’s assets predominantly in GNMA obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund’s short-term investments may include short-term government securities and cash or cash equivalents.

Dividend Distributions*

10/1/14–9/30/15

		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
October	1.84	1.56	1.64	1.99	1.92
November	1.79	1.52	1.60	1.94	1.87
December	1.83	1.55	1.63	1.98	1.91
January	1.82	1.54	1.62	1.98	1.90
February	1.81	1.56	1.63	1.95	1.88
March	1.77	1.49	1.58	1.93	1.85
April	1.87	1.60	1.68	2.02	1.95
May	1.67	1.39	1.48	1.83	1.75
June	1.77	1.50	1.58	1.92	1.85
July	1.72	1.44	1.53	1.88	1.80
August	1.72	1.45	1.52	1.88	1.80
September	1.72	1.46	1.53	1.87	1.80
Total	21.33	18.06	19.02	23.17	22.28

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will vary with market conditions.
2. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 9/30/15, this category consisted of 59 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.
3. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 99.

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franklintempleton.com Annual Report 35

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Manager’s Discussion

U.S. economic indicators were generally encouraging during the Fund’s fiscal year, with increases in consumer and investment spending and a declining unemployment rate. Ongoing domestic growth contrasted with a decline in the rate of foreign growth, and the U.S. dollar strengthened against other major currencies, creating a headwind for U.S. exports. We felt the domestic expansionary environment led to an increase in home sales and a rise in property values, while supply in that sector continued to shrink. Consumer credit remained tight even as mortgage interest rates continued to decline. The Federal Reserve (Fed) decided against raising the federal funds rate in September 2015, leaving the target rate at historically low levels, in part due to a decline in foreign growth prospects throughout the period.

Ginnie Mae (GNMA) mortgage-backed securities (MBS) performed well during the period and produced positive total returns but were outpaced by strong performance from Treasuries.

In our view, agency MBS remained fully valued. The Fed’s participation in agency MBS has, in our view, kept mortgage valuations high. Questions persist about the demand source for agency MBS once the Fed moves closer to ceasing reinvestment in MBS. We felt demand from banks, mortgage real estate investment trusts, overseas investors and domestic money managers would need to rise to compensate for the Fed’s reduced presence in the MBS sector. We believed prepayment levels could moderate with mortgage rates staying in the same range and underwriting standards remaining tight.

Within the agency mortgage pass-through sector, GNMA MBS lagged their Fannie Mae MBS and Freddie Mac MBS counterparts. On a total return basis, GNMA 3.0% coupons were the best performers, while 4.5% coupons generally lagged.

The Fund maintains a conservative, disciplined investment strategy and invests entirely in GNMA mortgage pass-throughs, which remain the only MBS that are backed by the full faith and credit of the U.S. government — the same guarantee applicable to U.S. Treasuries.1 Our collateral-intensive research approach can allow us to uncover dislocations across the GNMA markets and associated misvaluation of prepayment risk. We continue to focus on specified pools where we believe our experience and continual investment in new technologies help us uncover these discrepancies.

During the period, we were more weighted toward GNMA IIs (pools of mortgages from multiple issuers) than GNMA Is (pools of mortgages from single issuers). Over the period, we added to GNMA II 3.5% coupons while reducing exposure to 4.5% coupons. Our heaviest allocation was in 3.5%, 4.0% and 4.5% coupons at period-end. The Fund’s positions in higher coupon 4.5% and 5.0% GNMA securities generally benefited performance, while our allocation to 3.5% coupon GNMAs detracted from performance.

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Performance Summary as of September 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	9/30/15	9/30/14		Change
A (FKUSX)	$6.40	$6.48	-$	0.08
C (FRUGX)	$6.36	$6.44	-$	0.08
R (FUSRX)	$6.40	$6.48	-$	0.08
R6 (FGORX)	$6.42	$6.50	-$	0.08
Advisor (FUSAX)	$6.42	$6.50	-$	0.08

Distributions[1] (10/1/14–9/30/15)
Dividend
Share Class	Income
A	$0.2133
C	$0.1806
R	$0.1902
R6	$0.2317
Advisor	$0.2228

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND
PERFORMANCE SUMMARY

Performance as of 9/30/152

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Total Annual
Share Class	Total Return[3]	Total Return[4]	Operating Expenses[5]
A			0.75%
1-Year	+2.07%	-2.30%
5-Year	+12.70%	+1.54%
10-Year	+48.57%	+3.59%
C			1.25%
1-Year	+1.57%	+0.58%
5-Year	+9.92%	+1.91%
10-Year	+41.23%	+3.51%
R			1.10%
1-Year	+1.71%	+1.71%
5-Year	+10.70%	+2.05%
10-Year	+43.28%	+3.66%
R6			0.47%
1-Year	+2.35%	+2.35%
Since Inception (5/1/13)	+3.89%	+1.59%
Advisor			0.60%
1-Year	+2.21%	+2.21%
5-Year	+13.51%	+2.57%
10-Year	+50.50%	+4.17%

		30-Day Standardized Yield[7]
	Distribution
Share Class	Rate[6]	(with waiver)	(without waiver)
A	3.09%	2.21%	2.20%
C	2.75%	1.81%	1.80%
R	2.87%	1.96%	1.95%
R6	3.50%	2.60%	2.59%
Advisor	3.36%	2.45%	2.44%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Distribution rate is based on an annualization of the respective class’s September dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor)
per share on 9/30/15.
7. The 30-day standardized yield for the 30 days ended 9/30/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Source: Morningstar. The Barclays U.S. Government Index: Intermediate Component is the intermediate component of the Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.
9. Source: Lipper, a Thomson Reuters Company. The Lipper GNMA Funds Classification Average is calculated by averaging the total return for all funds within the Lipper
GNMA Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper GNMA Funds are defined as funds that invest primarily in
Government National Mortgage Association securities. For the 12-month period ended 9/30/15, there were 59 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN U.S. GOVERNMENT SECURITIES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 4/1/15	Value 9/30/15	Period* 4/1/15–9/30/15
A
Actual	$1,000	$999.20	$3.76
Hypothetical (5% return before expenses)	$1,000	$1,021.31	$3.80
C
Actual	$1,000	$998.20	$6.26
Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.33
R
Actual	$1,000	$999.00	$5.51
Hypothetical (5% return before expenses)	$1,000	$1,019.55	$5.57
R6
Actual	$1,000	$1,002.20	$2.36
Hypothetical (5% return before expenses)	$1,000	$1,022.71	$2.38
Advisor
Actual	$1,000	$999.90	$3.01
Hypothetical (5% return before expenses)	$1,000	$1,022.06	$3.04

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.75%;
C: 1.25%; R: 1.10%; R6: 0.47%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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Franklin Utilities Fund

This annual report for Franklin Utilities Fund covers the fiscal year ended September 30, 2015.

Your Fund’s Goals and Main Investments

The Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in public utility company securities.

Performance Overview

The Fund’s Class A shares delivered a +2.19% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s 500 (S&P 500) Index, which is a broad measure of U.S. stock performance, had a -0.61% total return, and the S&P 500 Utilities Index, which measures the performance of all utilities stocks in the S&P 500 Index, produced a +6.57% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 46.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity and gas sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.

Manager’s Discussion

For the 12 months under review, the utilities sector outperformed the S&P 500 Index and performed in line with the S&P 500 Utilities Index, while the energy sector underper-formed both indexes.2

Edison International, Xcel Energy and Pinnacle West Capital in electric utilities, and PG&E and CMS Energy in multi-utilities, contributed to absolute performance. All five are mostly regulated companies operating in what we believe to be sound regulatory environments. With weak and volatile commodity markets over the past year, investors migrated away from companies exposed to gas and electricity commodity markets into more stable, regulated companies. PG&E and Edison operate in California, where there were solid growth opportunities in regulated networks as these companies followed Governor Brown’s push toward less carbon production and greater renewable energy use. CMS similarly operates in a state, Michigan, where the governor has been promoting a cleaner and more efficient energy network, and state policy-makers have partnered with the state’s utilities to help foster this transition. Thus, CMS forecast earnings and dividends growth that exceeded the industry average. Xcel Energy and Pinnacle West worked through regulatory challenges over the prior year, allowing for greater certainty of dividend and earnings growth.

1. Source: Morningstar.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. The utilities sector comprises electric utilities, gas utilities, multi-utilities and water utilities in the SOI. The energy sector comprises oil, gas and consumable fuels in the SOI.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 107.

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44 Annual Report franklintempleton.com

FRANKLIN UTILITIES FUND

Top 10 Equity Holdings
9/30/15
Company	% of Total
Sector/Industry	Net Assets

Dominion Resources Inc.	5.6%
Multi-Utilities
NextEra Energy Inc.	5.3%
Electric Utilities
Edison International	5.2%
Electric Utilities
Duke Energy Corp.	4.8%
Electric Utilities
Sempra Energy	4.4%
Multi-Utilities
American Electric Power Co. Inc.	4.3%
Electric Utilities
PG&E Corp.	4.0%
Multi-Utilities
Exelon Corp.	3.7%
Electric Utilities
CMS Energy Corp.	3.1%
Multi-Utilities
PPL Corp.	3.1%
Electric Utilities

The energy sector in general was hurt by lower commodity prices during the period and weighed on the Fund’s absolute performance. Key energy detractors included The Williams Cos., TransCanada and Plains GP Holdings. Although these three companies maintained very limited direct exposure to commodities, the commodity price decline pressured capital availability to fund investment growth and also dampened longer term growth outlooks given moderating forecasts for production growth.

In addition, two other Fund holdings hindered absolute Fund performance due to direct or indirect exposure to lower commodity prices. Shares of British electricity producer Drax Group fell as a sharp decline in European natural gas prices materially affected the company’s earnings. Hurt by an oil price decline over the past year, U.S. diversified energy firm MDU Resources Group announced its intention to sell its exploration and production operations to reduce its exposure to commodity price movements.

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN UTILITIES FUND

Performance Summary as of September 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	9/30/15	9/30/14		Change
A (FKUTX)	$16.08	$16.58	-$	0.50
C (FRUSX)	$16.01	$16.50	-$	0.49
R (FRURX)	$16.02	$16.52	-$	0.50
R6 (FUFRX)	$16.18	$16.68	-$	0.50
Advisor (FRUAX)	$16.19	$16.68	-$	0.49

Distributions[1] (10/1/14–9/30/15)
	Dividend	Short-Term		Long-Term
Share Class	Income	Capital Gain		Capital Gain	Total
A	$0.4750	$0.0648		$0.3530	$0.8928
C	$0.3899	$0.0648		$0.3530	$0.8077
R	$0.4147	$0.0648		$0.3530	$0.8325
R6	$0.5193	$0.0648		$0.3530	$0.9371
Advisor	$0.5008	$0.0648		$0.3530	$0.9186

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FRANKLIN UTILITIES FUND
PERFORMANCE SUMMARY

Performance as of 9/30/152

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Value of	Total Annual
Share Class	Total Return[3]	Total Return[4]	$10,000 Investment[5]	Operating Expenses[6]
A				0.75%
1-Year	+2.19%	-2.17%	$9,783
5-Year	+70.17%	+10.25%	$16,291
10-Year	+106.22%	+7.04%	$19,743
C				1.25%
1-Year	+1.74%	+0.77%	$10,077
5-Year	+66.00%	+10.67%	$16,600
10-Year	+96.27%	+6.98%	$19,627
R				1.10%
1-Year	+1.83%	+1.83%	$10,183
5-Year	+67.15%	+10.82%	$16,715
10-Year	+99.05%	+7.13%	$19,905
R6				0.48%
1-Year	+2.45%	+2.45%	$10,245
Since Inception (5/1/13)	+13.41%	+5.35%	$11,341
Advisor				0.60%
1-Year	+2.40%	+2.40%	$10,240
5-Year	+71.51%	+11.39%	$17,151
10-Year	+109.38%	+7.67%	$20,938

		30-Day Standardized Yield[8]
	Distribution
Share Class	Rate[7]	(with waiver)	(without waiver)
A	2.74%	2.95%	2.95%
C	2.35%	2.60%	2.60%
R	2.50%	2.75%	2.75%
R6	3.11%	3.35%	3.35%
Advisor	3.00%	3.23%	3.23%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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Annual Report

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FRANKLIN UTILITIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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48 Annual Report

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FRANKLIN UTILITIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

Class R (10/1/05–9/30/15)

$25,000
$20,000
$15,000
$10,000
$5,000
10/05
9/07
9/09
9/11
9/13
9/15
$19,905
$19,305
$19,106
Franklin Utilities Fund
S&P 500 Index[9]
S&P 500 Utilities Index[9]

Average Annual Total Return

Class R	9/30/15
1-Year	+1.83%
5-Year	+10.82%
10-Year	+7.13%

Class R6 (5/1/13–9/30/15)

$15,000
$10,000
$5,000
5/13
9/13
9/14
9/15
$12,645
$11,481
$11,341
Franklin Utilities Fund
S&P 500 Index[9]
S&P 500 Utilities Index[9]

Average Annual Total Return

Class R6	9/30/15
1-Year	+2.45%
Since Inception (5/1/13)	+5.35%

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Annual Report

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FRANKLIN UTILITIES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. In addition to being sensitive to other factors, securities issued by utility companies have been historically sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund’s share price, tend to rise; when interest rates rise, their prices generally fall. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end.
Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Distribution rate is based on an annualization of the respective class’s current quarterly dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor)
per share on 9/30/15.
8. The 30-day standardized yield for the 30 days ended 9/30/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The S&P 500 Index is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
The S&P 500 Utilities Index is market capitalization weighted and consists of all utility stocks in the S&P 500 Index.
See www.franklintempletondatasources.com for additional data provider information.

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50 Annual Report

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FRANKLIN UTILITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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Annual Report

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FRANKLIN UTILITIES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 4/1/15	Value 9/30/15	Period* 4/1/15–9/30/15
A
Actual	$1,000	$962.30	$3.64
Hypothetical (5% return before expenses)	$1,000	$1,021.36	$3.75
C
Actual	$1,000	$960.10	$6.09
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.28
R
Actual	$1,000	$960.20	$5.36
Hypothetical (5% return before expenses)	$1,000	$1,019.60	$5.52
R6
Actual	$1,000	$963.00	$2.31
Hypothetical (5% return before expenses)	$1,000	$1,022.71	$2.38
Advisor
Actual	$1,000	$963.20	$2.90
Hypothetical (5% return before expenses)	$1,000	$1,022.11	$2.99

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.74%;
C: 1.24%; R: 1.09%; R6: 0.47%; and Advisor: 0.59%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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52 Annual Report

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			FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin DynaTech Fund
		Year Ended September 30,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$46.08	$42.13	$34.00	$27.66	$27.16
Income from investment operations[a]:
Net investment income (loss)[b]	(0.21)	(0.18)	(0.12)	(0.11)	(0.14)
Net realized and unrealized gains (losses)	1.78	5.94	8.25	7.10	0.64
Total from investment operations	1.57	5.76	8.13	6.99	0.50
Less distributions from net realized gains	(1.61)	(1.81)	—	(0.65)	—
Net asset value, end of year	$46.04	$46.08	$42.13	$34.00	$27.66

Total return[c]	3.40%	13.98%	23.91%	25.59%	1.84%

Ratios to average net assets
Expenses	0.89%[d]	0.89%[d,e]	0.94%	0.96%	0.97%
Net investment income (loss)	(0.44)%	(0.41)%	(0.34)%	(0.35)%	(0.46)%

Supplemental data
Net assets, end of year (000’s)	$1,857,570	$1,504,338	$1,072,814	$898,665	$642,552
Portfolio turnover rate	31.02%	26.43%	35.40%	16.65%	30.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 53

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
		Year Ended September 30,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$40.53	$37.53	$30.52	$25.07	$24.81
Income from investment operations[a]:
Net investment income (loss)[b]	(0.50)	(0.46)	(0.35)	(0.32)	(0.34)
Net realized and unrealized gains (losses)	1.58	5.27	7.36	6.42	0.60
Total from investment operations	1.08	4.81	7.01	6.10	0.26
Less distributions from net realized gains	(1.61)	(1.81)	—	(0.65)	—
Net asset value, end of year	$40.00	$40.53	$37.53	$30.52	$25.07

Total return[c]	2.63%	13.13%	22.97%	24.67%	1.05%

Ratios to average net assets
Expenses	1.64%[d]	1.64%[d,e]	1.69%	1.71%	1.72%
Net investment income (loss)	(1.19)%	(1.16)%	(1.09)%	(1.10)%	(1.21)%

Supplemental data
Net assets, end of year (000’s)	$270,961	$212,961	$176,556	$142,903	$105,707
Portfolio turnover rate	31.02%	26.43%	35.40%	16.65%	30.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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54 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN CUSTODIAN FUNDS
			FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
		Year Ended September 30,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$45.35	$41.58	$33.65	$27.44	$27.02
Income from investment operations[a]:
Net investment income (loss)[b]	(0.32)	(0.29)	(0.21)	(0.19)	(0.22)
Net realized and unrealized gains (losses)	1.74	5.87	8.14	7.05	0.64
Total from investment operations	1.42	5.58	7.93	6.86	0.42
Less distributions from net realized gains	(1.61)	(1.81)	—	(0.65)	—
Net asset value, end of year	$45.16	$45.35	$41.58	$33.65	$27.44

Total return	3.11%	13.72%	23.57%	25.32%	1.55%

Ratios to average net assets
Expenses	1.14%[c]	1.14%[c,d]	1.19%	1.21%	1.22%
Net investment income (loss)	(0.69)%	(0.66)%	(0.59)%	(0.60)%	(0.71)%

Supplemental data
Net assets, end of year (000’s)	$43,001	$45,230	$41,825	$33,338	$11,100
Portfolio turnover rate	31.02%	26.43%	35.40%	16.65%	30.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 55

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
	Year Ended September 30,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$46.97	$42.74	$36.56
Income from investment operations[b]:
Net investment income (loss)[c]	(0.01)	(0.01)	0.01
Net realized and unrealized gains (losses)	1.80	6.05	6.17
Total from investment operations	1.79	6.04	6.18
Less distributions from net realized gains	(1.61)	(1.81)	—
Net asset value, end of year	$47.15	$46.97	$42.74

Total return[d]	3.81%	14.45%	16.90%

Ratios to average net assets[e]
Expenses	0.48%[f]	0.49%[f,g]	0.52%
Net investment income (loss)	(0.03)%	(0.01)%	0.08%

Supplemental data
Net assets, end of year (000’s)	$362,627	$342,466	$317,315
Portfolio turnover rate	31.02%	26.43%	35.40%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

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56 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN CUSTODIAN FUNDS
			FINANCIAL HIGHLIGHTS

Franklin DynaTech Fund (continued)
		Year Ended September 30,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$46.87	$42.71	$34.39	$27.89	$27.33
Income from investment operations[a]:
Net investment income (loss)[b]	(0.09)	(0.07)	(0.03)	(0.03)	(0.06)
Net realized and unrealized gains (losses)	1.79	6.04	8.35	7.18	0.62
Total from investment operations	1.70	5.97	8.32	7.15	0.56
Less distributions from net realized gains	(1.61)	(1.81)	—	(0.65)	—
Net asset value, end of year	$46.96	$46.87	$42.71	$34.39	$27.89

Total return	3.62%	14.29%	24.19%	25.96%	2.05%

Ratios to average net assets
Expenses	0.64%[c]	0.64%[c,d]	0.69%	0.71%	0.72%
Net investment income (loss)	(0.19)%	(0.16)%	(0.09)%	(0.10)%	(0.21)%

Supplemental data
Net assets, end of year (000’s)	$176,090	$159,180	$122,287	$260,012	$102,221
Portfolio turnover rate	31.02%	26.43%	35.40%	16.65%	30.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 57

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2015

Franklin DynaTech Fund
	Country	Shares	Value
Common Stocks 93.4%
Aerospace & Defense 0.5%
The Boeing Co.	United States	100,000	$13,095,000
Air Freight & Logistics 0.6%
FedEx Corp.	United States	120,000	17,277,600
Biotechnology 11.9%
[a]Alnylam Pharmaceuticals Inc.	United States	140,000	11,250,400
Amgen Inc.	United States	150,000	20,748,000
[a]Biogen Inc.	United States	165,000	48,148,650
[a]BioMarin Pharmaceutical Inc.	United States	165,000	17,377,800
[a]Bluebird Bio Inc.	United States	55,000	4,705,250
[a]Celgene Corp.	United States	650,000	70,310,500
[a]Celldex Therapeutics Inc.	United States	250,000	2,635,000
Gilead Sciences Inc.	United States	620,000	60,877,800
[a]Heron Therapeutics Inc.	United States	325,000	7,930,000
[a]Incyte Corp.	United States	300,000	33,099,000
[a]Kite Pharma Inc.	United States	100,000	5,568,000
[a]Regeneron Pharmaceuticals Inc.	United States	85,000	39,536,900
[a]REGENXBIO Inc.	United States	36,600	806,298
			322,993,598
Commercial Services & Supplies 1.0%
[a]Stericycle Inc.	United States	200,000	27,862,000
Communications Equipment 2.5%
[a]Infinera Corp.	United States	350,000	6,846,000
[a]Palo Alto Networks Inc.	United States	350,000	60,200,000
			67,046,000
Diversified Financial Services 2.0%
Intercontinental Exchange Inc.	United States	100,000	23,499,000
Moody’s Corp.	United States	300,000	29,460,000
			52,959,000
Electrical Equipment 1.0%
Acuity Brands Inc.	United States	150,000	26,337,000
Electronic Equipment, Instruments & Components 1.1%
Amphenol Corp., A	United States	400,000	20,384,000
Cognex Corp.	United States	200,000	6,874,000
[a]FitBit Inc., A	United States	90,200	3,399,638
			30,657,638
Energy Equipment & Services 0.8%
Schlumberger Ltd.	United States	300,000	20,691,000
Health Care Equipment & Supplies 5.7%
Abbott Laboratories	United States	550,000	22,121,000
C. R. Bard Inc.	United States	10,000	1,863,100
[a]DexCom Inc.	United States	450,000	38,637,000
[a]Edwards Lifesciences Corp.	United States	300,000	42,651,000
[a]Glaukos Corp.	United States	71,700	1,734,423
[a]IDEXX Laboratories Inc.	United States	300,000	22,275,000
[a]Nevro Corp.	United States	100,000	4,639,000
[a]Penumbra Inc.	United States	24,900	998,490
Stryker Corp.	United States	200,000	18,820,000
			153,739,013

58 | Annual Report		franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin DynaTech Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Health Care Providers & Services 2.9%
McKesson Corp.	United States	205,000	$37,931,150
UnitedHealth Group Inc.	United States	350,000	40,603,500
			78,534,650
Health Care Technology 1.9%
[a]athenahealth Inc.	United States	100,000	13,335,000
[a]Cerner Corp.	United States	450,000	26,982,000
[a]Veeva Systems Inc.	United States	500,000	11,705,000
			52,022,000
Internet & Catalog Retail 6.6%
[a]Amazon.com Inc.	United States	200,000	102,378,000
[a]Liberty Ventures, A	United States	250,000	10,087,500
[a]Netflix Inc.	United States	245,000	25,298,700
[a]The Priceline Group Inc.	United States	34,000	42,053,240
			179,817,440
Internet Software & Services 12.3%
[a]Baidu Inc., ADR	China	100,000	13,741,000
[a]CoStar Group Inc.	United States	20,000	3,461,200
[a]Demandware Inc.	United States	300,000	15,504,000
[a]Facebook Inc., A	United States	1,000,000	89,900,000
[a]Google Inc., A	United States	125,000	79,796,250
[a]Google Inc., C	United States	62,170	37,825,472
[a]LinkedIn Corp., A	United States	200,000	38,026,000
MercadoLibre Inc.	Argentina	100,000	9,106,000
NetEase Inc., ADR	China	30,000	3,603,600
[a]Shopify Inc., A	Canada	14,300	503,360
Tencent Holdings Ltd.	China	2,500,000	41,773,385
			333,240,267
IT Services 5.6%
MasterCard Inc., A	United States	850,000	76,602,000
[a]PayPal Holdings Inc.	United States	150,000	4,656,000
Visa Inc., A	United States	1,000,000	69,660,000
			150,918,000
Life Sciences Tools & Services 3.2%
[a]Illumina Inc.	United States	220,000	38,680,400
Thermo Fisher Scientific Inc.	United States	200,000	24,456,000
[a]VWR Corp.	United States	500,000	12,845,000
[a]Waters Corp.	United States	100,000	11,821,000
			87,802,400
Media 1.2%
[a]Liberty Broadband Corp., A	United States	300,000	15,432,000
[a]Liberty Broadband Corp., C	United States	130,907	6,698,511
[a]Liberty Media Corp., A	United States	200,000	7,144,000
Naspers Ltd., N	South Africa	15,000	1,873,049
			31,147,560
Oil, Gas & Consumable Fuels 0.4%
Anadarko Petroleum Corp.	United States	200,000	12,078,000

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin DynaTech Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Pharmaceuticals 4.4%
[a]Allergan PLC	United States	250,000	$67,952,500
Bristol-Myers Squibb Co.	United States	220,000	13,024,000
Merck KGaA	Germany	250,000	22,099,722
Novo Nordisk AS, ADR	Denmark	10,000	542,400
Perrigo Co. PLC	United States	100,000	15,727,000
			119,345,622
Real Estate Investment Trusts (REITs) 2.8%
American Tower Corp.	United States	400,000	35,192,000
Equinix Inc.	United States	150,000	41,010,000
			76,202,000
Semiconductors & Semiconductor Equipment 6.3%
ARM Holdings PLC, ADR	United Kingdom	750,000	32,437,500
ASML Holding NV, N.Y. shs	Netherlands	200,000	17,596,000
Avago Technologies Ltd.	Singapore	220,000	27,502,200
[a]Cavium Inc.	United States	300,000	18,411,000
Intel Corp.	United States	800,000	24,112,000
Lam Research Corp.	United States	300,000	19,599,000
[a]NXP Semiconductors NV	Netherlands	360,000	31,345,200
			171,002,900
Software 13.3%
[a]Adobe Systems Inc.	United States	400,000	32,888,000
[a]ANSYS Inc.	United States	200,000	17,628,000
[a]Aspen Technology Inc.	United States	400,000	15,164,000
[a]Cyber-Ark Software Ltd./Israel	Israel	175,000	8,774,500
[a]Electronic Arts Inc.	United States	400,000	27,100,000
[a]Ellie Mae Inc.	United States	300,000	19,971,000
[a]Hubspot Inc.	United States	125,000	5,796,250
Intuit Inc.	United States	300,000	26,625,000
Microsoft Corp.	United States	50,000	2,213,000
[a]Mobileye NV	United States	150,000	6,822,000
[a]NetSuite Inc.	United States	400,000	33,560,000
[a]Rapid7 Inc.	United States	25,000	568,750
[a]Salesforce.com Inc.	United States	720,000	49,989,600
[a]ServiceNow Inc.	United States	640,000	44,448,000
[a]Splunk Inc.	United States	175,000	9,686,250
[a]Tyler Technologies Inc.	United States	10,000	1,493,100
[a]Ultimate Software Group Inc.	United States	200,000	35,802,000
[a]Workday Inc.	United States	300,000	20,658,000
			359,187,450
Technology Hardware, Storage & Peripherals 1.6%
Apple Inc.	United States	400,000	44,120,000
Textiles, Apparel & Luxury Goods 2.4%
NIKE Inc., B	United States	300,000	36,891,000
[a]Under Armour Inc., A	United States	300,000	29,034,000
			65,925,000

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60 Annual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin DynaTech Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services 1.4%
[a]SBA Communications Corp.	United States	350,000	$36,659,000
[a]T-Mobile U.S. Inc.	United States	25,000	995,250
			37,654,250
Total Common Stocks (Cost $1,595,101,747)			2,531,655,388
Short Term Investments 7.1%
Money Market Funds (Cost $132,223,790) 4.9%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	United States	132,223,790	132,223,790

		Principal
		Amount
Repurchase Agreements (Cost $58,645,517) 2.2%
c Joint Repurchase Agreement, 0.071%, 10/01/15 (Maturity Value $58,645,633)		58,645,517	58,645,517
BNP Paribas Securities Corp. (Maturity Value $16,876,454)
HSBC Securities (USA) Inc. (Maturity Value $33,752,908)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $8,016,271)
Collateralized by U.S. Government Agency Securities, 0.000% - 5.125%,
12/01/15 - 2/01/20; U.S. Government Agency Securities, Strips, 6/01/17; and
U.S. Treasury Notes, 2.125%-3.125%, 5/15/19 -8/31/20 (valued at $59,848,067)

Total Investments (Cost $1,785,971,054) 100.5%			2,722,524,695
Other Assets, less Liabilities (0.5)%			(12,276,543)
Net Assets 100.0%			$2,710,248,152

See Abbreviations on page 136.

aNon-income producing.
bSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
cSee Note 1(c) regarding joint repurchase agreement.

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FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin Growth Fund
		Year Ended September 30,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$70.51	$59.49	$50.13	$40.45	$41.11
Income from investment operations[a]:
Net investment income[b]	0.29	0.26	0.26	0.20	0.19
Net realized and unrealized gains (losses)	1.79	11.06	9.24	9.76	(0.67)
Total from investment operations	2.08	11.32	9.50	9.96	(0.48)
Less distributions from:
Net investment income	(0.19)	(0.30)	(0.14)	(0.16)	(0.18)
Net realized gains	—	—	—	(0.12)	—
Total distributions	(0.19)	(0.30)	(0.14)	(0.28)	(0.18)
Net asset value, end of year	$72.40	$70.51	$59.49	$50.13	$40.45

Total return[c]	2.94%	19.08%	19.01%	24.74%	(1.23)%

Ratios to average net assets
Expenses	0.88%[d,e]	0.90%[d,e]	0.91%[e]	0.94%	0.92%
Net investment income	0.38%	0.40%	0.49%	0.43%	0.42%

Supplemental data
Net assets, end of year (000’s)	$7,185,665	$6,611,073	$5,305,031	$4,135,962	$3,046,277
Portfolio turnover rate	5.05%	1.50%	0.83%	3.50%	2.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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62 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
		Year Ended September 30,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$65.75	$55.64	$47.10	$38.16	$38.92
Income from investment operations[a]:
Net investment income (loss)[b]	(0.26)	(0.22)	(0.13)	(0.14)	(0.14)
Net realized and unrealized gains (losses)	1.68	10.33	8.67	9.20	(0.62)
Total from investment operations	1.42	10.11	8.54	9.06	(0.76)
Less distributions from net realized gains	—	—	—	(0.12)	—
Net asset value, end of year	$67.17	$65.75	$55.64	$47.10	$38.16

Total return[c]	2.16%	18.17%	18.13%	23.79%	(1.95)%

Ratios to average net assets
Expenses	1.63%[d,e]	1.65%[d,e]	1.66%[e]	1.69%	1.67%
Net investment income (loss)	(0.37)%	(0.35)%	(0.26)%	(0.32)%	(0.33)%

Supplemental data
Net assets, end of year (000’s)	$777,570	$662,548	$546,505	$466,205	$390,171
Portfolio turnover rate	5.05%	1.50%	0.83%	3.50%	2.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 63

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
		Year Ended September 30,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$70.05	$59.07	$49.82	$40.23	$40.94
Income from investment operations[a]:
Net investment income[b]	0.10	0.10	0.13	0.08	0.06
Net realized and unrealized gains (losses)	1.78	10.98	9.18	9.71	(0.65)
Total from investment operations	1.88	11.08	9.31	9.79	(0.59)
Less distributions from:
Net investment income	—	(0.10)	(0.06)	(0.08)	(0.12)
Net realized gains	—	—	—	(0.12)	—
Total distributions	—	(0.10)	(0.06)	(0.20)	(0.12)
Net asset value, end of year	$71.93	$70.05	$59.07	$49.82	$40.23

Total return	2.68%	18.77%	18.71%	24.42%	(1.47)%

Ratios to average net assets
Expenses	1.13%[c,d]	1.15%[c,d]	1.16%[d]	1.19%	1.17%
Net investment income	0.13%	0.15%	0.24%	0.18%	0.17%

Supplemental data
Net assets, end of year (000’s)	$501,813	$565,634	$552,391	$466,954	$283,464
Portfolio turnover rate	5.05%	1.50%	0.83%	3.50%	2.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

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64 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
	Year Ended September 30,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$70.76	$59.71	$54.58
Income from investment operations[b]:
Net investment income[c]	0.61	0.55	0.24
Net realized and unrealized gains (losses)	1.79	11.08	4.89
Total from investment operations	2.40	11.63	5.13
Less distributions from net investment income	(0.47)	(0.58)	—
Net asset value, end of year	$72.69	$70.76	$59.71

Total return[d]	3.37%	19.59%	9.40%

Ratios to average net assets[e]
Expenses[f]	0.46%[g]	0.47%[g]	0.48%
Net investment income	0.80%	0.83%	0.92%

Supplemental data
Net assets, end of year (000’s)	$1,163,362	$1,107,887	$871,260
Portfolio turnover rate	5.05%	1.50%	0.83%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 65

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Growth Fund (continued)
		Year Ended September 30,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$70.75	$59.66	$50.24	$40.53	$41.18
Income from investment operations[a]:
Net investment income[b]	0.48	0.43	0.39	0.32	0.30
Net realized and unrealized gains (losses)	1.79	11.08	9.26	9.78	(0.68)
Total from investment operations	2.27	11.51	9.65	10.10	(0.38)
Less distributions from:
Net investment income	(0.35)	(0.42)	(0.23)	(0.27)	(0.27)
Net realized gains	—	—	—	(0.12)	—
Total distributions	(0.35)	(0.42)	(0.23)	(0.39)	(0.27)
Net asset value, end of year	$72.67	$70.75	$59.66	$50.24	$40.53

Total return	3.20%	19.37%	19.29%	25.04%	(0.96)%

Ratios to average net assets
Expenses	0.63%[c,d]	0.65%[c,d]	0.66%[d]	0.69%	0.67%
Net investment income	0.63%	0.65%	0.74%	0.68%	0.67%

Supplemental data
Net assets, end of year (000’s)	$1,514,492	$1,414,980	$1,080,811	$1,399,191	$917,394
Portfolio turnover rate	5.05%	1.50%	0.83%	3.50%	2.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

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66 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2015

Franklin Growth Fund
	Country	Shares	Value
Common Stocks 87.8%
Automobiles & Components 1.9%
BorgWarner Inc.	United States	1,450,000	$60,305,500
Ford Motor Co.	United States	1,200,000	16,284,000
General Motors Co.	United States	800,000	24,016,000
Harley-Davidson Inc.	United States	913,096	50,128,970
Johnson Controls Inc.	United States	1,600,000	66,176,000
			216,910,470
Banks 0.7%
JPMorgan Chase & Co.	United States	600,000	36,582,000
Wells Fargo & Co.	United States	750,000	38,512,500
			75,094,500
Capital Goods 15.5%
3M Co.	United States	855,000	121,213,350
Allegion PLC	United States	366,666	21,141,962
The Boeing Co.	United States	1,100,000	144,045,000
Caterpillar Inc.	United States	550,000	35,948,000
Danaher Corp.	United States	1,000,000	85,210,000
Deere & Co.	United States	500,000	37,000,000
Emerson Electric Co.	United States	1,100,000	48,587,000
General Dynamics Corp.	United States	1,000,000	137,950,000
General Electric Co.	United States	1,800,000	45,396,000
Huntington Ingalls Industries Inc.	United States	166,666	17,858,262
Illinois Tool Works Inc.	United States	1,000,000	82,310,000
Ingersoll-Rand PLC	United States	1,100,000	55,847,000
Lockheed Martin Corp.	United States	500,000	103,655,000
Northrop Grumman Corp.	United States	1,100,000	182,545,000
Precision Castparts Corp.	United States	450,000	103,369,500
Raytheon Co.	United States	600,000	65,556,000
Rockwell Collins Inc.	United States	350,000	28,644,000
[a]Sensata Technologies Holding NV	United States	2,050,000	90,897,000
Stanley Black & Decker Inc.	United States	600,000	58,188,000
Textron Inc.	United States	1,600,000	60,224,000
United Technologies Corp.	United States	900,000	80,091,000
W.W. Grainger Inc.	United States	550,000	118,255,500
			1,723,931,574
Commercial & Professional Services 2.4%
Dun & Bradstreet Corp.	United States	587,736	61,712,280
Equifax Inc.	United States	500,000	48,590,000
[a]IHS Inc., A	United States	700,000	81,200,000
Robert Half International Inc.	United States	150,000	7,674,000
[a]Stericycle Inc.	United States	200,000	27,862,000
[a]Verisk Analytics Inc.	United States	550,000	40,650,500
			267,688,780
Consumer Durables & Apparel 2.2%
NIKE Inc., B	United States	900,000	110,673,000
VF Corp.	United States	2,000,000	136,420,000
			247,093,000

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Annual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Growth Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Consumer Services 1.1%
Carnival Corp.	United States	1,200,000	$59,640,000
Graham Holdings Co., B	United States	80,000	46,160,000
Starwood Hotels & Resorts Worldwide Inc.	United States	250,000	16,620,000
			122,420,000
Diversified Financials 1.8%
American Express Co.	United States	600,000	44,478,000
[a]Berkshire Hathaway Inc., A	United States	184	35,924,160
BlackRock Inc.	United States	208,000	61,873,760
T. Rowe Price Group Inc.	United States	900,000	62,550,000
			204,825,920
Energy 2.0%
Anadarko Petroleum Corp.	United States	850,000	51,331,500
Cabot Oil & Gas Corp., A	United States	1,000,000	21,860,000
[a]FMC Technologies Inc.	United States	1,500,000	46,500,000
Halliburton Co.	United States	850,000	30,047,500
Occidental Petroleum Corp.	United States	300,000	19,845,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	280,000	13,269,200
Schlumberger Ltd.	United States	550,000	37,933,500
			220,786,700
Food & Staples Retailing 0.5%
CVS Health Corp.	United States	600,000	57,888,000
Food, Beverage & Tobacco 2.9%
Brown-Forman Corp., B	United States	600,000	58,140,000
Bunge Ltd.	United States	250,000	18,325,000
Mead Johnson Nutrition Co., A	United States	1,225,000	86,240,000
[a]Monster Beverage Corp.	United States	900,000	121,626,000
PepsiCo Inc.	United States	450,000	42,435,000
			326,766,000
Health Care Equipment & Services 6.1%
Abbott Laboratories	United States	900,000	36,198,000
Aetna Inc.	United States	400,000	43,764,000
Baxter International Inc.	United States	400,000	13,140,000
Becton, Dickinson and Co.	United States	77,700	10,307,682
Cardinal Health Inc.	United States	300,000	23,046,000
[a]Edwards Lifesciences Corp.	United States	200,000	28,434,000
[a]Envision Healthcare Holdings Inc.	United States	1,600,000	58,864,000
[a]Express Scripts Holding Co.	United States	361,648	29,279,022
[a]Haemonetics Corp.	United States	1,000,000	32,320,000
[a]Henry Schein Inc.	United States	350,000	46,452,000
Hill-Rom Holdings Inc.	United States	300,000	15,597,000
[a]Intuitive Surgical Inc.	United States	150,000	68,937,000
[a]Laboratory Corp. of America Holdings	United States	500,000	54,235,000
Medtronic PLC	United States	406,300	27,197,722
Quest Diagnostics Inc.	United States	900,000	55,323,000
Stryker Corp.	United States	400,000	37,640,000
Teleflex Inc.	United States	500,000	62,105,000
[a]Varian Medical Systems Inc.	United States	300,000	22,134,000
Zimmer Biomet Holdings Inc.	United States	100,000	9,393,000
			674,366,426

68 | Annual Report		franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Growth Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Household & Personal Products 0.2%
The Procter & Gamble Co.	United States	335,000	$24,099,900
Insurance 0.3%
Aflac Inc.	United States	600,000	34,878,000
Materials 6.0%
Air Products and Chemicals Inc.	United States	500,000	63,790,000
[a]Axalta Coating Systems Ltd.	United States	3,150,000	79,821,000
Celanese Corp., A	United States	1,200,000	71,004,000
Cytec Industries Inc.	United States	2,000,000	147,700,000
Ecolab Inc.	United States	775,000	85,033,000
Martin Marietta Materials Inc.	United States	350,000	53,182,500
Praxair Inc.	United States	575,000	58,569,500
Sigma-Aldrich Corp.	United States	800,000	111,136,000
			670,236,000
Media 1.9%
[a]Cable One Inc.	United States	80,000	33,553,600
The Walt Disney Co.	United States	1,687,290	172,441,038
			205,994,638
Pharmaceuticals, Biotechnology & Life Sciences 12.4%
AbbVie Inc.	United States	400,000	21,764,000
Agilent Technologies Inc.	United States	1,300,000	44,629,000
[a]Allergan PLC	United States	400,000	108,724,000
Amgen Inc.	United States	1,000,000	138,320,000
Baxalta Inc.	United States	400,000	12,604,000
[a]Biogen Inc.	United States	500,000	145,905,000
[a]Bluebird Bio Inc.	United States	160,000	13,688,000
[a]Catalent Inc.	United States	2,900,000	70,470,000
[a]Celgene Corp.	United States	780,000	84,372,600
Eli Lilly & Co.	United States	1,350,000	112,981,500
Gilead Sciences Inc.	United States	600,000	58,914,000
[a]Illumina Inc.	United States	400,000	70,328,000
Johnson & Johnson	United States	1,200,100	112,029,335
Merck & Co. Inc.	United States	1,000,000	49,390,000
[a]Mettler-Toledo International Inc.	United States	425,000	121,014,500
[a]NantKwest Inc.	United States	248,600	2,848,956
[a,b]NantKwest Inc.	United States	326,400	3,366,490
Pfizer Inc.	United States	2,761,000	86,723,010
Roche Holding AG, ADR	Switzerland	1,700,000	56,015,000
[a]Waters Corp.	United States	575,000	67,970,750
			1,382,058,141
Real Estate 0.6%
American Tower Corp.	United States	715,000	62,905,700
Retailing 2.0%
[a]Amazon.com Inc.	United States	350,000	179,161,500
Expedia Inc.	United States	200,000	23,536,000
HSN Inc.	United States	100,000	5,724,000
[a]TripAdvisor Inc.	United States	200,000	12,604,000
			221,025,500

franklintempleton.com

Annual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Growth Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 1.3%
ASML Holding NV, N.Y. shs	Netherlands	550,000	$48,389,000
Intel Corp.	United States	1,100,000	33,154,000
Texas Instruments Inc.	United States	1,250,000	61,900,000
			143,443,000
Software & Services 11.1%
[a]Alibaba Group Holding Ltd., ADR	China	480,400	28,329,188
[a]Autodesk Inc.	United States	800,000	35,312,000
Automatic Data Processing Inc.	United States	700,000	56,252,000
CDK Global LLC	United States	233,333	11,148,651
[a]Check Point Software Technologies Ltd.	Israel	525,000	41,648,250
Computer Sciences Corp.	United States	1,400,000	85,932,000
[a]Facebook Inc., A	United States	400,000	35,960,000
[a]Fortinet Inc.	United States	1,500,000	63,720,000
[a]Google Inc., A	United States	165,000	105,331,050
[a]Google Inc., C	United States	150,411	91,513,060
IAC/InterActiveCorp	United States	300,000	19,581,000
International Business Machines Corp.	United States	600,000	86,982,000
Intuit Inc.	United States	1,000,000	88,750,000
MasterCard Inc., A	United States	1,000,000	90,120,000
Microsoft Corp.	United States	2,700,000	119,502,000
Oracle Corp.	United States	2,600,000	93,912,000
[a]ServiceNow Inc.	United States	675,000	46,878,750
Visa Inc., A	United States	1,200,000	83,592,000
[a]Yahoo! Inc.	United States	1,700,000	49,147,000
			1,233,610,949
Technology Hardware & Equipment 7.2%
Apple Inc.	United States	4,025,000	443,957,500
Cisco Systems Inc.	United States	2,945,000	77,306,250
EMC Corp.	United States	2,700,000	65,232,000
Hewlett-Packard Co.	United States	1,156,250	29,611,563
[a]Keysight Technologies Inc.	United States	650,000	20,046,000
QUALCOMM Inc.	United States	660,000	35,461,800
TE Connectivity Ltd.	United States	1,600,000	95,824,000
[a]Trimble Navigation Ltd.	United States	2,400,000	39,408,000
			806,847,113
Transportation 7.1%
Alaska Air Group Inc.	United States	3,200,000	254,240,000
Allegiant Travel Co.	United States	200,000	43,250,000
C.H. Robinson Worldwide Inc.	United States	267,300	18,117,594
Canadian National Railway Co.	Canada	1,000,000	56,760,000
Canadian Pacific Railway Ltd.	Canada	500,000	71,785,000
Expeditors International of Washington Inc.	United States	600,000	28,230,000
Forward Air Corp.	United States	500,000	20,745,000
[a]International Consolidated Airlines Group SA, ADR	United Kingdom	1,400,000	62,272,000
Kansas City Southern	United States	450,000	40,896,000
Ryanair Holdings PLC, ADR	Ireland	239,200	18,729,360
Union Pacific Corp.	United States	1,400,000	123,774,000
[a]United Continental Holdings Inc.	United States	1,050,000	55,702,500
			794,501,454

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Growth Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Utilities 0.6%
American Water Works Co. Inc.	United States	700,000	$38,556,000
NextEra Energy Inc.	United States	250,000	24,387,500
			62,943,500
Total Common Stocks (Cost $4,494,166,965)			9,780,315,264
Short Term Investments (Cost $1,399,136,183) 12.5%
Money Market Funds 12.5%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	United States	1,399,136,183	1,399,136,183
Total Investments (Cost $5,893,303,148) 100.3%			11,179,451,447
Other Assets, less Liabilities (0.3)%			(36,549,528)
Net Assets 100.0%			$11,142,901,919

See Abbreviations on page 136.

aNon-income producing.
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2015, the value of this security was $3,366,490, representing 0.03% of net assets.
cSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 71

FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin Income Fund
		Year Ended September 30,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.48	$2.33	$2.23	$1.98	$2.11
Income from investment operations[a]:
Net investment income[b]	0.10	0.11	0.11	0.13	0.13
Net realized and unrealized gains (losses)	(0.36)	0.16	0.12	0.26	(0.12)
Total from investment operations	(0.26)	0.27	0.23	0.39	0.01
Less distributions from net investment income	(0.12)	(0.12)	(0.13)	(0.14)	(0.14)
Net asset value, end of year	$2.10	$2.48	$2.33	$2.23	$1.98

Total return[c]	(10.93)%	11.86%	10.72%	20.38%	0.01%

Ratios to average net assets
Expenses[d]	0.61%[e]	0.61%[e]	0.62%	0.64%	0.63%
Net investment income	4.43%	4.28%	4.98%	5.90%	6.03%

Supplemental data
Net assets, end of year (000’s)	$44,886,127	$53,823,921	$48,320,611	$41,280,437	$32,847,934
Portfolio turnover rate	44.81%	36.03%	37.60%	33.44%	35.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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72 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
		Year Ended September 30,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.50	$2.35	$2.25	$2.00	$2.13
Income from investment operations[a]:
Net investment income[b]	0.09	0.09	0.10	0.12	0.12
Net realized and unrealized gains (losses)	(0.35)	0.17	0.12	0.26	(0.12)
Total from investment operations	(0.26)	0.26	0.22	0.38	—
Less distributions from net investment income	(0.11)	(0.11)	(0.12)	(0.13)	(0.13)
Net asset value, end of year	$2.13	$2.50	$2.35	$2.25	$2.00

Total return[c]	(10.89)%	11.19%	10.07%	19.58%	(0.48)%

Ratios to average net assets
Expenses[d]	1.11%[e]	1.11%[e]	1.12%	1.14%	1.13%
Net investment income	3.93%	3.78%	4.48%	5.40%	5.53%

Supplemental data
Net assets, end of year (000’s)	$24,091,638	$28,802,209	$24,016,797	$20,220,114	$16,217,805
Portfolio turnover rate	44.81%	36.03%	37.60%	33.44%	35.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 73

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
		Year Ended September 30,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.44	$2.29	$2.20	$1.96	$2.09
Income from investment operations[a]:
Net investment income[b]	0.10	0.10	0.11	0.12	0.12
Net realized and unrealized gains (losses)	(0.36)	0.16	0.10	0.25	(0.12)
Total from investment operations	(0.26)	0.26	0.21	0.37	—
Less distributions from net investment income	(0.11)	(0.11)	(0.12)	(0.13)	(0.13)
Net asset value, end of year	$2.07	$2.44	$2.29	$2.20	$1.96

Total return	(10.99)%	11.66%	10.03%	19.66%	(0.32)%

Ratios to average net assets
Expenses[c]	0.96%[d]	0.96%[d]	0.97%	0.99%	0.98%
Net investment income	4.08%	3.93%	4.63%	5.55%	5.68%

Supplemental data
Net assets, end of year (000’s)	$416,653	$514,892	$446,463	$426,525	$360,907
Portfolio turnover rate	44.81%	36.03%	37.60%	33.44%	35.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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74 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
	Year Ended September 30,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.46	$2.31	$2.33
Income from investment operations[b]:
Net investment income[c]	0.11	0.11	0.04
Net realized and unrealized gains (losses)	(0.35)	0.17	(0.02)
Total from investment operations	(0.24)	0.28	0.02
Less distributions from net investment income	(0.13)	(0.13)	(0.04)
Net asset value, end of year	$2.09	$2.46	$2.31

Total return[d]	(10.39)%	12.19%	1.06%

Ratios to average net assets[e]
Expenses[f]	0.38%[g]	0.38%[g]	0.39%
Net investment income	4.66%	4.50%	5.21%

Supplemental data
Net assets, end of year (000’s)	$1,744,718	$2,108,076	$1,921,084
Portfolio turnover rate	44.81%	36.03%	37.60%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 75

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Income Fund (continued)
		Year Ended September 30,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$2.46	$2.31	$2.22	$1.97	$2.10
Income from investment operations[a]:
Net investment income[b]	0.11	0.11	0.12	0.13	0.13
Net realized and unrealized gains (losses)	(0.36)	0.17	0.11	0.26	(0.12)
Total from investment operations	(0.25)	0.28	0.23	0.39	0.01
Less distributions from net investment income	(0.12)	(0.13)	(0.14)	(0.14)	(0.14)
Net asset value, end of year	$2.09	$2.46	$2.31	$2.22	$1.97

Total return	(10.46)%	12.12%	10.49%	20.69%	0.16%

Ratios to average net assets
Expenses[c]	0.46%[d]	0.46%[d]	0.47%	0.49%	0.48%
Net investment income	4.58%	4.43%	5.13%	6.05%	6.18%

Supplemental data
Net assets, end of year (000’s)	$7,754,475	$9,096,269	$5,903,701	$6,444,763	$5,032,128
Portfolio turnover rate	44.81%	36.03%	37.60%	33.44%	35.83%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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76 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2015

Franklin Income Fund
		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests 51.3%
Consumer Discretionary 2.4%
Ford Motor Co.	United States	55,000,000	$746,350,000
General Motors Co.	United States	10,000,000	300,200,000
Las Vegas Sands Corp.	United States	897,400	34,074,278
Target Corp.	United States	10,000,000	786,600,000
			1,867,224,278
Consumer Staples 2.1%
The Coca-Cola Co.	United States	14,000,000	561,680,000
PepsiCo Inc.	United States	8,000,000	754,400,000
Sysco Corp.	United States	9,000,000	350,730,000
			1,666,810,000
Energy 8.3%
BP PLC, ADR	United Kingdom	22,000,000	672,320,000
Canadian Oil Sands Ltd.	Canada	15,000,000	70,944,047
Chevron Corp.	United States	14,000,000	1,104,320,000
Exxon Mobil Corp.	United States	11,000,000	817,850,000
[a,b]Halcon Resources Corp.	United States	47,500,000	25,175,000
Occidental Petroleum Corp.	United States	5,500,000	363,825,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	40,000,000	1,895,600,000
Schlumberger Ltd.	United States	2,000,000	137,940,000
Spectra Energy Corp.	United States	9,500,000	249,565,000
Total SA, B, ADR	France	17,500,000	782,425,000
The Williams Cos. Inc.	United States	7,500,000	276,375,000
Woodside Petroleum Ltd.	Australia	6,000,000	121,809,765
			6,518,148,812
Financials 2.7%
Bank of America Corp.	United States	6,135,000	95,583,300
CBL & Associates Properties Inc.	United States	5,000,000	68,750,000
Commonwealth Bank of Australia	Australia	2,086,957	106,500,046
HCP Inc.	United States	1,500,000	55,875,000
JPMorgan Chase & Co.	United States	4,000,000	243,880,000
MetLife Inc.	United States	9,331,207	439,966,410
Outfront Media Inc.	United States	5,608,191	116,650,373
Royal Bank of Canada	Canada	5,000,000	276,543,117
The Toronto-Dominion Bank	Canada	3,000,000	118,277,555
U.S. Bancorp	United States	12,000,000	492,120,000
Wells Fargo & Co.	United States	3,000,000	154,050,000
			2,168,195,801
Health Care 6.7%
AstraZeneca PLC	United Kingdom	5,500,000	347,791,049
Bristol-Myers Squibb Co.	United States	5,405,100	319,981,920
Eli Lilly & Co.	United States	8,000,000	669,520,000
Johnson & Johnson	United States	9,000,000	840,150,000
Medtronic PLC	United States	4,000,000	267,760,000
Merck & Co. Inc.	United States	17,000,000	839,630,000
Pfizer Inc.	United States	30,000,000	942,300,000
Roche Holding AG	Switzerland	1,500,000	395,628,079
Sanofi, ADR	France	14,500,000	688,315,000
			5,311,076,048

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Industrials 7.7%
The Boeing Co.	United States	1,560,000	$204,282,000
[a,b]CEVA Holdings LLC	United Kingdom	91,371	54,822,636
Deere & Co.	United States	6,500,000	481,000,000
General Electric Co.	United States	68,000,000	1,714,960,000
Illinois Tool Works Inc.	United States	3,000,000	246,930,000
Lockheed Martin Corp.	United States	2,750,000	570,102,500
Raytheon Co.	United States	6,500,000	710,190,000
Republic Services Inc.	United States	10,000,000	412,000,000
Union Pacific Corp.	United States	5,000,000	442,050,000
United Technologies Corp.	United States	9,000,000	800,910,000
Waste Management Inc.	United States	8,000,000	398,480,000
			6,035,727,136
Information Technology 2.2%
Cisco Systems Inc.	United States	6,133,000	160,991,250
[a,c]First Data Holdings Inc., B	United States	21,666,666	112,433,725
Intel Corp.	United States	13,244,000	399,174,160
Microsoft Corp.	United States	12,180,000	539,086,800
QUALCOMM Inc.	United States	2,500,000	134,325,000
Texas Instruments Inc.	United States	8,000,000	396,160,000
			1,742,170,935
Materials 6.7%
[b]Agrium Inc.	Canada	7,500,000	671,250,000
BASF SE	Germany	5,250,000	400,896,619
BHP Billiton PLC	Australia	37,500,000	569,929,240
The Dow Chemical Co.	United States	27,080,000	1,148,192,000
E. I. du Pont de Nemours and Co.	United States	16,000,000	771,200,000
Goldcorp Inc.	Canada	12,332,770	154,406,281
The Mosaic Co.	United States	12,000,000	373,320,000
Newmont Mining Corp.	United States	3,350,000	53,834,500
Praxair Inc.	United States	3,000,000	305,580,000
Rio Tinto PLC, ADR	United Kingdom	24,347,600	823,435,832
			5,272,044,472
Telecommunication Services 2.4%
AT&T Inc.	United States	15,000,000	488,700,000
BCE Inc.	Canada	5,500,000	225,169,584
CenturyLink Inc.	United States	3,500,000	87,920,000
Telstra Corp. Ltd.	Australia	30,000,000	118,104,525
Telus Corp.	Canada	2,500,000	78,795,488
Verizon Communications Inc.	United States	20,000,000	870,200,000
Vodafone Group PLC	United Kingdom	15,727,271	49,576,844
			1,918,466,441
Utilities 10.1%
Ameren Corp.	United States	4,750,000	200,782,500
American Electric Power Co. Inc.	United States	6,750,000	383,805,000
Dominion Resources Inc.	United States	10,000,000	703,800,000
Duke Energy Corp.	United States	10,000,000	719,400,000
[a]Dynegy Inc.	United States	6,225,800	128,687,286
[a]Dynegy Inc., wts., 10/02/17	United States	1,143,273	1,314,764

78 | Annual Report			franklintempleton.com

		FRANKLIN CUSTODIAN FUNDS
		STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Utilities (continued)
Edison International	United States	2,350,000	$148,214,500
Exelon Corp.	United States	25,000,000	742,500,000
FirstEnergy Corp.	United States	4,000,000	125,240,000
NextEra Energy Inc.	United States	5,500,000	536,525,000
[b]PG&E Corp.	United States	24,910,000	1,315,248,000
Pinnacle West Capital Corp.	United States	2,750,000	176,385,000
PPL Corp.	United States	9,000,000	296,010,000
Public Service Enterprise Group Inc.	United States	8,500,000	358,360,000
Sempra Energy	United States	5,200,000	502,944,000
The Southern Co.	United States	22,500,000	1,005,750,000
SSE PLC	United Kingdom	6,000,000	135,739,565
Xcel Energy Inc.	United States	14,000,000	495,740,000
			7,976,445,615
Total Common Stocks and Other Equity Interests
(Cost $39,646,791,654)			40,476,309,538
[d]Equity-Linked Securities 10.2%
Consumer Discretionary 1.9%
[e]Bank of America Corp. into General Motors Co., 8.00%, 144A	United States	2,820,000	85,393,548
[e]Credit Suisse New York into Target Corp., 6.00%, 144A	United States	1,870,000	145,002,605
[e]Credit Suisse New York into Target Corp., 6.50%, 144A	United States	1,382,000	105,815,456
[e]Deutsche Bank AG/London into Ford Motor Co., 7.00%, 144A	United States	12,500,000	170,898,750
[e]Deutsche Bank AG/London into General Motors Co., 8.00%, 144A	United States	2,800,000	84,587,160
[e]The Goldman Sachs Group Inc. into Ford Motor Co., 7.50%, 144A	United States	15,360,000	211,015,680
[e]The Goldman Sachs Group Inc. into General Motors Co., 6.50%,
144A	United States	6,000,000	181,344,000
[e]JPMorgan Chase & Co. into Las Vegas Sands Corp., 9.00%, senior
note, 144A	United States	1,817,000	71,664,660
[e]Merrill Lynch International & Co. CV into General Motors Co., 8.00%,
144A	United States	6,590,000	191,595,024
[e]Merrill Lynch International & Co. CV into Target Corp., 6.00%, 144A	United States	2,455,000	192,892,787
[e]UBS AG into Las Vegas Sands Corp., 9.00%, 144A	United States	2,494,000	98,231,428
			1,538,441,098
Consumer Staples 0.1%
[e]Barclays Bank PLC into Whole Foods Market Inc., 7.00%, 144A	United States	3,645,000	119,817,711
Energy 1.5%
[e]Citigroup Inc. into Anadarko Petroleum Corp., 6.50%, 144A	United States	2,130,000	135,008,772
[e]Citigroup Inc. into Anadarko Petroleum Corp., 8.00%, 144A	United States	1,628,000	100,517,930
[e]Credit Suisse New York into Baker Hughes Inc., 6.00%, 144A	United States	2,025,000	104,250,442
[e]Credit Suisse New York into Halliburton Co., 8.00%, 144A	United States	1,900,000	68,437,430
[e]Credit Suisse New York into Schlumberger Ltd., 6.00%, 144A	United States	1,970,000	137,790,665
[e]Deutsche Bank AG/London into Anadarko Petroleum Corp., 9.50%,
144A	United States	1,900,000	119,695,060
[e]JPMorgan Chase & Co. into Devon Energy Corp., 7.50%, 144A	United States	2,516,000	96,524,579
[e]JPMorgan Chase & Co. into Schlumberger Ltd., 6.00%, 144A	United States	1,045,000	72,870,045
[e]Royal Bank of Canada into Cabot Oil & Gas Corp., 6.50%, 144A	United States	4,790,000	105,888,698
[e]Royal Bank of Canada into Halliburton Co., 6.00%, 144A	United States	3,125,000	113,589,062
[e]UBS AG into Halliburton Co., 7.00%, 144A	United States	4,750,000	170,368,250
			1,224,940,933

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Shares/
	Country	Warrants	Value
[d]Equity-Linked Securities (continued)
Financials 0.7%
[e]Barclays Bank PLC into Bank of America Corp., 6.00%, 144A	United States	10,700,000	$167,706,450
[e]Deutsche Bank AG/London into Bank of America Corp., 7.00%,
144A	United States	6,370,000	98,455,357
[e]Deutsche Bank AG/London into MetLife Inc., 6.50%, 144A	United States	3,000,000	140,403,000
[e]Royal Bank of Canada into Metlife Inc., 6.00%, 144A	United States	2,950,000	138,385,680
			544,950,487
Health Care 0.6%
[e]Barclays Bank PLC into Pfizer Inc., 6.00%, 144A	United States	6,057,000	190,392,709
[e]JPMorgan Chase & Co. into Merck & Co. Inc., 6.00%, senior note,
144A	United States	3,203,000	161,774,562
[e]Royal Bank of Canada into Eli Lilly & Co., 6.50%, 144A	United States	1,197,000	97,036,122
			449,203,393
Industrials 0.6%
[e]Barclays Bank PLC into The Boeing Co., 5.50%, 144A	United States	650,000	85,568,600
[e]The Goldman Sachs Group Inc. into General Electric Co., 5.50%,
144A	United States	14,423,000	362,725,469
			448,294,069
Information Technology 3.1%
[e]Bank of America Corp. into QUALCOMM Inc., 6.00%, 144A	United States	1,400,000	76,178,760
[e]Barclays Bank PLC into Xilinx Inc., 6.00%, 144A	United States	2,535,000	107,469,551
[e]Citigroup Inc. into Apple Inc., 7.00%, 144A	United States	802,000	88,667,516
[e]Citigroup Inc. into Intel Corp., 7.50%, 144A	United States	6,864,000	203,127,725
[e]Citigroup Inc. into Microsoft Corp., 6.00%, 144A	United States	4,254,000	187,633,730
[e]Credit Suisse New York into Cisco Systems Inc., 6.00%, 144A	United States	5,400,000	142,016,220
[e]Credit Suisse New York into Cisco Systems Inc., 6.00%, 144A	United States	6,600,000	175,287,420
[e]Credit Suisse New York into QUALCOMM Inc., 6.00%, 144A	United States	2,910,000	158,519,340
[e]Deutsche Bank AG/London into Cisco Systems Inc., 6.50%, 144A	United States	7,900,000	205,851,090
[e]The Goldman Sachs Group Inc. into Apple Inc., 7.50%, 144A	United States	1,561,000	167,958,917
[e]The Goldman Sachs Group Inc. into Intel Corp., 6.50%, 144A	United States	5,350,000	163,475,670
[e]JPMorgan Chase & Co. into Google Inc., 4.50%, C, 144A	United States	524,000	288,803,124
[e]JPMorgan Chase & Co. into Microsoft Corp., 6.00%, senior note,
144A	United States	4,330,000	192,091,790
[e]Royal Bank of Canada into Microsoft Corp., 5.50%, 144A	United States	3,100,000	137,027,750
[e]UBS AG into Intel Corp., 7.50%, 144A	United States	5,100,000	151,108,920
			2,445,217,523
Materials 1.6%
[e]Barclays Bank PLC into Alcoa Inc., 8.50%, 144A	United States	8,495,000	86,343,690
[e]Citigroup Inc. into Freeport-McMoRan Inc., 10.00%, 144A	United States	9,920,000	96,430,832
[e]Citigroup Inc. into Freeport-McMoRan Inc., 10.00%, 144A	United States	7,857,000	82,080,508
[e]Citigroup Inc. into Rio Tinto PLC, 9.00%, 144A	United Kingdom	4,275,000	146,087,010
[e]Deutsche Bank AG/London into AngloGold Ashanti Ltd., 10.00%,
144A	South Africa	10,300,000	84,311,886
[e]Deutsche Bank AG/London into LyondellBasell IndustriesNV, 9.00%, A,
144A	United States	1,846,000	148,262,782
[e]Deutsche Bank AG/London into The Dow Chemical Co., 7.50%,
144A	United States	5,700,000	237,714,510
[e]JPMorgan Chase & Co. into LyondellBasell Industries NV, 7.00%, A,
144A	United States	1,429,000	119,021,124

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Shares/
	Country	Warrants	Value
[d]Equity-Linked Securities (continued)
Materials (continued)
[e]Royal Bank of Canada into Alcoa Inc., 7.00%, 144A	United States	4,150,000	$40,464,243
[e]Royal Bank of Canada into LyondellBasell Industries NV, 8.00%, A,
144A	United States	2,308,000	190,066,569
			1,230,783,154
Utilities 0.1%
[e]The Goldman Sachs Group Inc. into Calpine Corp., 6.00%, 144A	United States	4,895,000	74,331,064
Total Equity-Linked Securities
(Cost $9,412,955,311)			8,075,979,432
Convertible Preferred Stocks 3.3%
Consumer Discretionary 0.2%
Fiat Chrysler Automobiles NV, 7.875%, cvt. pfd.	United Kingdom	1,100,000	130,361,000
Energy 0.1%
Chesapeake Energy Corp., 5.75%, cvt. pfd.	United States	123,292	49,008,570
[b]Halcon Resources Corp., 5.75%, cvt. pfd., A	United States	37,000	4,194,875
[e]Penn Virginia Corp., 6.00%, cvt. pfd., 144A	United States	700,000	5,658,170
Rex Energy Corp., 6.00%, cvt. pfd., A	United States	350,000	11,725,000
Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	1,200,000	24,468,000
			95,054,615
Financials 1.8%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	697,218	750,903,786
FelCor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	2,800,000	69,524,000
[a]FNMA, 5.375%, cvt. pfd.	United States	4,250	70,214,250
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	477,500	557,720,000
			1,448,362,036
Health Care 0.1%
Allergan PLC, 5.50%, cvt. pfd.	United States	75,000	70,759,500
Industrials 0.1%
[a,b]CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	2,897	2,390,231
[a,b]CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	110,565	66,339,048
			68,729,279
Materials 0.1%
Alcoa Inc., 5.375%, cvt. pfd.	United States	3,056,375	102,082,925
Telecommunication Services 0.1%
T-Mobile US Inc., 5.50%, cvt. pfd.	United States	777,800	53,714,868
Utilities 0.8%
Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	1,490,000	82,411,900
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	2,500,000	124,025,000
Dominion Resources Inc., 6.00%, cvt. pfd., B	United States	1,490,000	83,410,200
Exelon Corp., 6.50%, cvt. pfd.	United States	2,000,000	87,300,000
NextEra Energy Inc., 5.799%, cvt. pfd.	United States	1,000,000	53,210,000
NextEra Energy Inc., 6.371%, cvt. pfd.	United States	3,650,000	187,792,500
			618,149,600
Total Convertible Preferred Stocks
(Cost $2,845,537,590)			2,587,213,823

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Shares/
	Country	Warrants	Value
Preferred Stocks 0.3%
Financials 0.3%
[a]FHLMC, 8.375%, pfd., Z	United States	12,390,000	$60,711,000
[a]FNMA, 8.25%, pfd.	United States	10,000,000	48,500,000
Morgan Stanley, 6.375%, pfd., I	United States	3,900,000	99,216,000
Total Preferred Stocks (Cost $646,150,000)			208,427,000

		Principal
		Amount*
Convertible Bonds 0.4%
Energy 0.3%
[e,f]American Energy-Permian Basin LLC, cvt., 144A, PIK, 8.00%,
5/01/22	United States	40,000,000	12,000,000
Cobalt International Energy Inc., cvt.,
senior bond, 3.125%, 5/15/24	United States	246,789,000	156,402,529
senior note, 2.625%, 12/01/19	United States	70,000,000	49,875,000
SandRidge Energy Inc., cvt., senior note,
8.125%, 10/16/22	United States	60,000,000	13,312,500
7.50%, 2/16/23	United States	50,000,000	10,593,750
Stone Energy Corp., cvt., senior note, 1.75%, 3/01/17	United States	71,500,000	60,551,562
			302,735,341
Health Care 0.1%
[e]Impax Laboratories Inc., cvt., senior note, 144A, 2.00%, 6/15/22	United States	55,000,000	49,912,500
Total Convertible Bonds (Cost $577,711,891)			352,647,841
Corporate Bonds 29.8%
Consumer Discretionary 4.7%
[e,g]24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	79,000,000	61,225,000
[e]Altice Financing SA, secured note, 144A, 6.625%, 2/15/23	Luxembourg	35,000,000	33,775,000
[e]Altice Luxembourg SA,
senior bond, 144A, 7.625%, 2/15/25	Luxembourg	20,000,000	17,637,500
senior secured note, 144A, 7.75%, 5/15/22	Luxembourg	25,000,000	22,875,000
AMC Networks Inc., 4.75%, 12/15/22	United States	40,000,000	37,850,000
[e]Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	49,600,000	50,282,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	57,800,000	54,332,000
senior bond, 5.125%, 2/15/23	United States	170,000,000	157,250,000
senior bond, 5.75%, 9/01/23	United States	67,000,000	63,901,250
senior bond, 5.75%, 1/15/24	United States	168,000,000	160,860,000
[e]senior note, 144A, 5.125%, 5/01/23	United States	50,000,000	46,156,000
[e]senior note, 144A, 5.875%, 5/01/27	United States	40,000,000	37,200,000
[e]CCO Safari II LLC, senior secured note, 144A, 4.908%, 7/23/25	United States	90,000,000	89,742,870
Chrysler Group LLC/CG Co-Issuer Inc., senior secured note, 8.25%,
6/15/21	United States	30,000,000	31,911,000
Cinemark USA Inc.,
senior bond, 4.875%, 6/01/23	United States	23,000,000	22,108,750
senior note, 5.125%, 12/15/22	United States	50,000,000	49,187,500
[g]Cumulus Media Holdings Inc., senior note, 7.75%, 5/01/19	United States	50,000,000	36,062,500
DISH DBS Corp.,
senior bond, 5.00%, 3/15/23	United States	240,000,000	201,600,000
senior note, 5.125%, 5/01/20	United States	30,000,000	27,900,000
senior note, 5.875%, 7/15/22	United States	158,000,000	139,830,000
senior note, 5.875%, 11/15/24	United States	82,100,000	69,990,250

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		FRANKLIN CUSTODIAN FUNDS
		STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
Dollar General Corp., senior bond, 3.25%, 4/15/23	United States	170,000,000	$162,324,160
Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	67,600,000	63,079,250
[e]HD Supply Inc., first lien, 144A, 5.25%, 12/15/21	United States	39,900,000	40,249,125
iHeartCommunications Inc.,
senior note, 10.00%, 1/15/18	United States	65,000,000	34,693,750
senior note, 10.625%, 3/15/23	United States	100,000,000	84,750,000
[f]senior note, PIK, 14.00%, 2/01/21	United States	27,282,147	11,404,070
senior secured bond, first lien, 9.00%, 3/01/21	United States	329,775,000	276,186,563
senior secured note, first lien, 9.00%, 12/15/19	United States	260,800,000	223,962,000
senior secured note, first lien, 11.25%, 3/01/21	United States	50,000,000	43,187,500
senior secured note, first lien, 9.00%, 9/15/22	United States	109,400,000	90,118,250
[e]International Game Technology PLC,
senior note, 144A, 5.625%, 2/15/20	United States	50,000,000	49,312,500
senior secured bond, 144A, 6.50%, 2/15/25	United States	84,000,000	76,230,000
senior secured note, 144A, 6.25%, 2/15/22	United States	46,600,000	43,512,750
KB Home,
senior bond, 7.50%, 9/15/22	United States	35,000,000	35,787,500
senior note, 7.00%, 12/15/21	United States	40,000,000	40,300,000
MGM Resorts International, senior note,
5.25%, 3/31/20	United States	18,200,000	17,858,750
6.75%, 10/01/20	United States	27,450,000	28,479,375
7.75%, 3/15/22	United States	80,000,000	85,500,000
6.00%, 3/15/23	United States	35,000,000	34,037,500
[e]Nielsen Finance LLC/Co., senior note, 144A, 5.00%, 4/15/22	United States	58,000,000	56,296,250
[e]Numericable Group SA, senior note, first lien, 144A, 6.00%, 5/15/22	France	30,900,000	29,818,500
Outfront Media Capital LLC/Corp., senior bond,
5.625%, 2/15/24	United States	22,700,000	23,097,250
5.875%, 3/15/25	United States	30,000,000	30,637,500
Quebecor Media Inc., senior bond, 5.75%, 1/15/23	Canada	70,300,000	69,509,125
Regal Entertainment Group, senior note, 5.75%, 3/15/22	United States	50,000,000	49,312,500
[e]Shea Homes LP/Shea Homes Funding Corp.,
senior bond, 144A, 6.125%, 4/01/25	United States	45,000,000	46,237,500
senior note, 144A, 5.875%, 4/01/23	United States	45,000,000	46,237,500
[e]Sirius XM Radio Inc.,
senior bond, 144A, 6.00%, 7/15/24	United States	120,000,000	120,900,000
senior note, 144A, 4.625%, 5/15/23	United States	94,400,000	88,618,000
[e]Univision Communications Inc., senior secured note, first lien, 144A,
5.125%,
5/15/23	United States	124,500,000	118,897,500
2/15/25	United States	35,500,000	33,370,000
[e]Virgin Media Secured Finance PLC, senior secured bond, first lien,
144A, 5.50%, 1/15/25	United Kingdom	80,000,000	78,050,000
[e]Wynn Las Vegas LLC/Capital Corp., senior bond, 144A, 4.25%,
5/30/23	United States	43,300,000	35,939,000
[e]Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	25,000,000	21,812,500
			3,701,382,788
Consumer Staples 0.7%
Cott Beverages Inc., senior note,
6.75%, 1/01/20	United States	40,100,000	41,303,000
5.375%, 7/01/22	United States	49,377,000	47,956,917

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Consumer Staples (continued)
[e]ESAL GmbH, senior note, 144A, 6.25%, 2/05/23	Brazil	50,000,000	$46,337,750
[e]JBS USA LLC/Finance Inc.,
senior bond, 144A, 5.875%, 7/15/24	United States	75,000,000	70,687,500
senior note, 144A, 7.25%, 6/01/21	United States	88,500,000	92,261,250
senior note, 144A, 5.75%, 6/15/25	United States	50,000,000	46,000,000
[e]Post Holdings Inc., senior note, 144A,
6.75%, 12/01/21	United States	33,000,000	33,082,500
7.75%, 3/15/24	United States	50,000,000	51,375,000
8.00%, 7/15/25	United States	22,500,000	23,217,188
U.S. Foods Inc., 8.50%, 6/30/19	United States	70,000,000	72,625,000
			524,846,105
Energy 5.8%
Access Midstream Partner LP/ACMP Finance Corp., senior note,
4.875%, 5/15/23	United States	27,000,000	25,013,772
[e,f]American Energy-Woodford LLC/AEW Finance Corp., senior secured
note, second lien, 144A, PIK, 12/30/20	United States	35,000,000	14,922,481
Antero Resources Corp., senior note,
6.00%, 12/01/20	United States	42,000,000	39,060,000
5.375%, 11/01/21	United States	75,000,000	66,375,000
5.125%, 12/01/22	United States	112,500,000	97,312,500
Arch Coal Inc., senior note, 7.00%, 6/15/19	United States	111,000,000	8,880,000
Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance
Corp., senior note, 9.25%, 8/15/21	United States	35,000,000	14,875,000
Berry Petroleum Co., senior bond, 6.375%, 9/15/22	United States	28,000,000	8,522,640
Bill Barrett Corp., senior note,
7.625%, 10/01/19	United States	195,000,000	141,375,000
7.00%, 10/15/22	United States	135,000,000	88,425,000
California Resources Corp.,
senior bond, 6.00%, 11/15/24	United States	127,000,000	76,676,250
senior note, 5.00%, 1/15/20	United States	125,000,000	81,015,000
senior note, 5.50%, 9/15/21	United States	120,000,000	73,800,000
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
senior note, 6.50%, 4/15/21	United States	39,800,000	36,019,000
CGG SA, senior note,
6.50%, 6/01/21	France	98,096,000	56,601,392
6.875%, 1/15/22	France	58,600,000	32,889,250
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	128,078,100	72,364,127
Chesapeake Energy Corp., senior note,
7.25%, 12/15/18	United States	92,065,000	76,644,112
5.375%, 6/15/21	United States	100,000,000	67,250,000
4.875%, 4/15/22	United States	135,000,000	88,762,500
5.75%, 3/15/23	United States	183,150,000	120,363,799
Denbury Resources Inc.,
senior bond, 6.375%, 8/15/21	United States	64,112,000	40,711,120
senior note, 5.50%, 5/01/22	United States	195,000,000	116,512,500
senior sub. note, 4.625%, 7/15/23	United States	142,975,000	77,921,375
Energy Transfer Equity LP,
senior bond, 5.875%, 1/15/24	United States	57,300,000	51,856,500
senior secured bond, first lien, 5.50%, 6/01/27	United States	150,000,000	125,250,000

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84 Annual Report

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Energy (continued)
Energy XXI Gulf Coast Inc.,
senior note, 9.25%, 12/15/17	United States	374,500,000		$80,517,500
senior note, 6.875%, 3/15/24	United States	200,000,000		34,500,000
[e]senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	158,700,000		75,382,500
[e]EnQuest PLC, senior note, 144A, 7.00%, 4/15/22	United Kingdom	85,000,000		53,125,000
EPL Oil & Gas Inc., senior note, 8.25%, 2/15/18	United States	166,278,000		41,569,500
EXCO Resources Inc., senior note, 7.50%, 9/15/18	United States	40,000,000		10,700,000
[e]Ferrellgas LP/Ferrellgas Finance Corp., senior note, 144A, 6.75%,
6/15/23	United States	56,400,000		51,606,000
[e]Goodrich Petroleum Corp., second lien, 144A, 8.00%, 3/15/18	United States	70,000	[h]	52,500,000
[b]Halcon Resources Corp.,
senior note, 9.75%, 7/15/20	United States	6,500,000		2,242,500
senior note, 8.875%, 5/15/21	United States	13,375,000		4,079,375
[e]senior note, 144A, 8.625%, 2/01/20	United States	130,000,000		108,550,000
[e]senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	341,510,000		220,700,837
[e,i]Hercules Offshore Inc., senior note, 144A,
10.25%, 4/01/19	United States	60,000,000		12,900,000
8.75%, 7/15/21	United States	22,000,000		4,730,000
7.50%, 10/01/21	United States	35,000,000		7,175,000
Kinder Morgan Inc.,
senior note, MTN, 7.75%, 1/15/32	United States	123,000,000		129,654,915
[e]senior secured bond, first lien, 144A, 5.625%, 11/15/23	United States	125,300,000		123,092,715
Linn Energy LLC/Finance Corp., senior note,
6.50%, 5/15/19	United States	300,000,000		84,000,000
6.25%, 11/01/19	United States	275,000,000		74,250,000
8.625%, 4/15/20	United States	165,000,000		44,962,500
7.75%, 2/01/21	United States	90,000,000		21,150,000
6.50%, 9/15/21	United States	55,000,000		11,687,500
Magnum Hunter Resources Corp., senior note, 9.75%, 5/15/20	United States	59,000,000		26,845,000
[e]McDermott International Inc., second lien, 144A, 8.00%, 5/01/21	United States	55,000,000		46,200,000
[e]NGPL PipeCo LLC, secured note, 144A, 7.119%, 12/15/17	United States	68,000,000		64,940,000
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance
Corp., senior note, 6.50%, 4/01/19	United States	72,700,000		64,339,500
Oasis Petroleum Inc., senior note,
6.50%, 11/01/21	United States	25,500,000		20,208,750
6.875%, 3/15/22	United States	71,500,000		56,485,000
[e,j]Peabody Energy Corp., second lien, 144A, 10.00%, 3/15/22	United States	100,000,000		38,125,000
Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	107,700,000		27,732,750
PetroQuest Energy Inc., senior note, 10.00%, 9/01/17	United States	60,000,000		53,400,000
Rex Energy Corp., senior note,
8.875%, 12/01/20	United States	98,000,000		51,450,000
6.25%, 8/01/22	United States	70,000,000		28,350,000
Rice Energy Inc., senior note, 6.25%, 5/01/22	United States	68,000,000		60,987,840
Sabine Pass Liquefaction LLC,
first lien, 6.25%, 3/15/22	United States	55,000,000		51,425,000
first lien, 5.625%, 4/15/23	United States	149,450,000		134,878,625
senior secured note, first lien, 5.75%, 5/15/24	United States	100,000,000		89,500,000
[e]senior secured note, first lien, 144A, 5.625%, 3/01/25	United States	59,300,000		52,406,375
Sanchez Energy Corp., senior note,
7.75%, 6/15/21	United States	141,100,000		105,119,500
6.125%, 1/15/23	United States	150,000,000		101,250,000

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Energy (continued)
SandRidge Energy Inc.,
[e]second lien, 144A, 8.75%, 6/01/20	United States	137,615,000	$83,687,122
senior note, 8.75%, 1/15/20	United States	120,000,000	28,800,000
senior note, 7.50%, 3/15/21	United States	338,000,000	76,050,000
senior note, 8.125%, 10/15/22	United States	10,100,000	2,222,000
senior note, 7.50%, 2/15/23	United States	33,716,000	7,438,593
Stone Energy Corp., senior bond, 7.50%, 11/15/22	United States	230,000,000	143,750,000
[e]Ultra Petroleum Corp., senior bond, 144A, 6.125%, 10/01/24	United States	45,000,000	25,875,000
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	218,500,000	98,871,250
Whiting Petroleum Corp., senior note, 6.25%, 4/01/23	United States	23,000,000	20,010,000
The Williams Cos. Inc., senior bond, 3.70%, 1/15/23	United States	60,700,000	47,157,648
			4,555,979,113
Financials 4.8%
[k]Bank of America Corp., junior sub. bond,
AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	80,000,000	78,200,000
M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	100,000,000	104,625,000
U, 5.20% to 6/01/23, FRN thereafter, Perpetual	United States	80,000,000	74,750,000
X, 6.25% to 9/05/24, FRN thereafter, Perpetual	United States	85,000,000	83,193,750
[k]Barclays PLC, sub. bond, 8.25% to 12/15/18, FRN thereafter,
Perpetual	United Kingdom	75,000,000	78,345,000
CIT Group Inc., senior bond, 5.00%, 8/01/23	United States	60,000,000	59,775,000
[k]Citigroup Inc.,
junior sub. bond, 5.35% to 5/15/23, FRN thereafter, Perpetual	United States	179,195,000	167,323,331
junior sub. bond, 5.95% to 1/30/23, FRN thereafter, Perpetual	United States	165,000,000	160,256,250
junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	270,000,000	260,118,000
junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter,
Perpetual	United States	160,000,000	157,400,000
junior sub. bond, P, 5.95% to 5/15/25, FRN thereafter, Perpetual	United States	25,000,000	23,593,750
junior sub. bond, Q, 5.95% to 8/15/20, FRN thereafter, Perpetual	United States	120,000,000	118,467,600
junior sub. note, 5.90% to 2/15/23, FRN thereafter, Perpetual	United States	33,000,000	32,257,500
[k]Fifth Third Bancorp, junior sub. bond, 5.10% to 6/30/23, FRN
thereafter, Perpetual	United States	54,000,000	49,545,000
[k]General Electric Capital Corp., junior sub. bond, C, 5.25% to 6/15/23,
FRN thereafter, Perpetual	United States	82,400,000	84,892,600
[k]The Goldman Sachs Group Inc., junior sub. note, 5.70% to 5/10/19,
FRN thereafter, Perpetual	United States	30,000,000	29,925,000
[k]HSBC Holdings PLC, junior sub. bond, 6.375% to 9/17/24, FRN
thereafter, Perpetual	United Kingdom	40,000,000	38,215,000
International Lease Finance Corp., senior note, 8.75%, 3/15/17	United States	45,000,000	48,487,500
Iron Mountain Inc., senior sub. bond, 5.75%, 8/15/24	United States	78,000,000	75,562,500
Istar Inc., senior note, 5.00%, 7/01/19	United States	98,500,000	94,005,445
[k]JPMorgan Chase & Co.,
junior sub. bond, 6.125% to 4/30/24, FRN thereafter, Perpetual	United States	60,000,000	60,000,000
junior sub. bond, 6.75% to 2/01/24, FRN thereafter, Perpetual	United States	100,000,000	104,250,000
junior sub. bond, Q, 5.15% to 5/01/23, FRN thereafter,
Perpetual	United States	100,000,000	94,532,000
junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual	United States	105,000,000	103,621,875
junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	200,000,000	194,750,000
junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter,
Perpetual	United States	80,000,000	79,580,000
junior sub. note, I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	800,000,000	831,500,000

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Financials (continued)
[k]MetLife Inc., junior sub. note, 5.25% to 6/15/20, FRN thereafter,
Perpetual	United States	57,900,000	$57,610,500
[k]Morgan Stanley, junior sub. bond, 5.55% to 7/15/20, FRN thereafter,
Perpetual	United States	58,000,000	57,202,500
Navient Corp., senior note, 6.125%, 3/25/24	United States	50,000,000	40,125,000
[e]OneMain Financial Holdings Inc., senior note, 144A,
6.75%, 12/15/19	United States	75,000,000	77,812,500
7.25%, 12/15/21	United States	75,000,000	76,312,500
[k]PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23,
FRN thereafter, Perpetual	United States	54,000,000	50,692,500
[k]Wells Fargo & Co., junior sub. bond, S, 5.90% to 6/15/24, FRN
thereafter, Perpetual	United States	129,500,000	129,823,750
			3,776,751,351
Health Care 1.9%
CHS/Community Health Systems Inc., senior note, 6.875%, 2/01/22	United States	59,000,000	60,398,890
DaVita HealthCare Partners Inc., senior bond, 5.125%, 7/15/24	United States	71,000,000	69,855,125
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	110,000,000	114,400,000
senior note, 7.50%, 2/15/22	United States	150,000,000	169,875,000
senior secured bond, first lien, 4.75%, 5/01/23	United States	43,000,000	43,258,000
senior secured bond, first lien, 5.25%, 4/15/25	United States	20,000,000	20,450,000
senior secured note, first lien, 5.00%, 3/15/24	United States	148,900,000	149,644,500
[e]Kindred Healthcare Inc., senior note, 144A, 8.75%, 1/15/23	United States	50,000,000	54,375,000
[e]Mallinckrodt International Finance SA/Mallinckrodt CB LLC, senior note,
144A, 5.50%, 4/15/25	United States	25,000,000	22,375,000
Tenet Healthcare Corp.,
4.375%, 10/01/21	United States	160,000,000	156,800,000
senior note, 8.125%, 4/01/22	United States	280,000,000	298,312,000
senior note, 6.75%, 6/15/23	United States	82,200,000	81,789,000
senior secured note, first lien, 4.50%, 4/01/21	United States	50,000,000	49,437,500
[e]Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	62,400,000	59,928,960
senior note, 144A, 5.875%, 5/15/23	United States	83,500,000	80,264,375
[e]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	32,900,000	32,797,187
			1,463,960,537
Industrials 1.6%
[e]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	50,900,000	28,376,750
[e]Abengoa Greenfield SA, senior note, 144A, 6.50%, 10/01/19	Spain	40,000,000	16,325,000
The ADT Corp.,
[g]senior bond, 4.125%, 6/15/23	United States	110,000,000	99,550,000
senior note, 3.50%, 7/15/22	United States	58,500,000	52,065,000
[e]Ahern Rentals Inc., secured note, second lien, 144A, 7.375%,
5/15/23	United States	50,000,000	43,750,000
[e]Algeco Scotsman Global Finance PLC,
senior note, 144A, 10.75%, 10/15/19	United Kingdom	25,000,000	13,984,375
senior secured note, first lien, 144A, 8.50%, 10/15/18	United Kingdom	88,900,000	78,620,937
[e]Bombardier Inc.,
144A, 5.50%, 9/15/18	Canada	25,000,000	21,750,000
senior bond, 144A, 6.125%, 1/15/23	Canada	81,300,000	60,162,000

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
Corporate Bonds (continued)
Industrials (continued)
[e]Bombardier Inc., (continued)
senior bond, 144A, 7.50%, 3/15/25	Canada	50,100,000	$37,825,500
senior note, 144A, 6.00%, 10/15/22	Canada	35,000,000	26,075,000
[b,e]CEVA Group PLC, senior note, first lien, 144A, 4.00%, 5/01/18	United Kingdom	174,778,982	154,679,399
Hertz Corp., senior note,
6.75%, 4/15/19	United States	165,000,000	168,300,000
5.875%, 10/15/20	United States	8,500,000	8,500,000
7.375%, 1/15/21	United States	20,000,000	20,750,000
Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	115,000,000	92,718,750
[e]Stena AB, senior bond, 144A, 7.00%, 2/01/24	Sweden	47,500,000	42,275,000
[e]Stena International SA, secured bond, 144A, 5.75%, 3/01/24	Sweden	60,650,000	56,525,800
TransDigm Inc.,
senior sub. bond, 6.50%, 7/15/24	United States	26,500,000	25,038,525
senior sub. note, 5.50%, 10/15/20	United States	49,500,000	47,427,188
senior sub. note, 6.00%, 7/15/22	United States	26,800,000	25,125,000
United Rentals North America Inc., senior bond, 5.75%, 11/15/24	United States	69,700,000	67,086,250
[e]XPO Logistics Inc., senior note, 144A, 6.50%, 6/15/22	United States	75,000,000	63,703,125
			1,250,613,599
Information Technology 2.7%
[e]Belden Inc., senior sub. note, 144A, 5.50%, 9/01/22	United States	40,000,000	38,900,000
[e]BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	125,805,000	102,137,934
[e,f]Boxer Parent Co. Inc., senior note, 144A, PIK, 9.00%, 10/15/19	United States	55,000,000	39,256,250
[e]CommScope Inc.,
senior bond, 144A, 5.50%, 6/15/24	United States	85,000,000	81,493,750
senior note, 144A, 5.00%, 6/15/21	United States	50,000,000	49,062,500
[e]CommScope Technologies Finance LLC, senior bond, 144A, 6.00%,
6/15/25	United States	54,200,000	52,133,896
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	540,000,000	614,925,000
[e]senior secured bond, second lien, 144A, 8.25%, 1/15/21	United States	425,000,000	442,531,250
[e,f]senior secured note, 144A, PIK, 8.75%, 1/15/22	United States	208,158,000	218,045,505
[e]senior secured note, first lien, 144A, 5.375%, 8/15/23	United States	100,000,000	99,250,000
[e]Freescale Semiconductor Inc.,
secured note, 144A, 5.00%, 5/15/21	United States	59,450,000	60,639,000
senior secured note, 144A, 6.00%, 1/15/22	United States	118,850,000	124,495,375
IAC/InterActiveCorp, senior note, 4.75%, 12/15/22	United States	45,000,000	41,456,250
[e]Infor (U.S.) Inc., senior note, 144A, 6.50%, 5/15/22	United States	50,000,000	46,000,000
[e,f]Infor Software Parent LLC/Inc., senior note, 144A, PIK, 7.125%,
5/01/21	United States	24,650,000	21,784,438
[e]Inmarsat Finance PLC, senior note, 144A, 4.875%, 5/15/22	United Kingdom	45,000,000	43,706,250
NCR Corp., senior note,
5.00%, 7/15/22	United States	36,000,000	34,245,000
6.375%, 12/15/23	United States	40,000,000	39,350,000
			2,149,412,398
Materials 2.7%
[e]Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A,
6.25%, 1/31/19	Luxembourg	34,300,000	34,300,000
6.75%, 1/31/21	Luxembourg	22,600,000	23,037,875
6.00%, 6/30/21	Luxembourg	45,000,000	43,200,000

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Materials (continued)
Ball Corp., senior bond, 4.00%, 11/15/23	United States	100,000,000		$94,500,000
[e]BWAY Holding Co., senior note, 144A, 9.125%, 8/15/21	United States	55,000,000		53,350,000
[e]Cemex Finance LLC, senior secured note,
144A, 9.375%, 10/12/22	Mexico	42,500,000		45,419,750
first lien, 144A, 6.00%, 4/01/24	Mexico	88,400,000		82,046,250
[e]Cemex SAB de CV,
first lien, 144A, 5.70%, 1/11/25	Mexico	80,000,000		72,500,000
secured note, 144A, 7.25%, 1/15/21	Mexico	111,000,000		111,138,750
[e]The Chemours Co., senior note, 144A, 6.625%, 5/15/23	United States	99,900,000		67,432,500
[e]Consolidated Minerals Ltd., senior secured note, 144A, 8.00%,
5/15/20	Jersey Islands	25,000,000		17,750,000
Crown Americas LLC/Crown Americas Capital Corp. IV, senior bond,
4.50%, 1/15/23	United States	140,000,000		138,250,000
[e]First Quantum Minerals Ltd., senior note, 144A,
6.75%, 2/15/20	Canada	61,630,000		41,600,250
7.00%, 2/15/21	Canada	63,630,000		41,518,575
[e]FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 8.25%, 11/01/19	Australia	82,000,000		66,112,500
senior secured note, 144A, 9.75%, 3/01/22	Australia	500,000,000		464,375,000
HudBay Minerals Inc., senior note, 9.50%, 10/01/20	Canada	72,100,000		57,950,375
[e]Kerling PLC, senior secured note, 144A, 10.625%, 2/01/17	United Kingdom	53,700,000	EUR	60,819,660
[e]Lundin Mining Corp., senior secured note, 144A, 7.875%, 11/01/22	Canada	12,000,000		11,550,000
[e]Owens-Brockway Glass Container Inc., senior note, 144A, 5.875%,
8/15/23	United States	47,500,000		47,975,000
[e]Platform Specialty Products Corp., senior note, 144A, 6.50%,
2/01/22	United States	30,500,000		26,382,500
Reynolds Group Issuer Inc./LLC/SA,
first lien, 5.75%, 10/15/20	United States	45,800,000		46,372,500
senior note, 8.50%, 5/15/18	United States	99,900,000		100,836,562
senior note, 9.00%, 4/15/19	United States	100,100,000		101,351,250
senior note, 9.875%, 8/15/19	United States	127,000,000		131,683,125
senior note, 8.25%, 2/15/21	United States	45,000,000		45,112,500
senior secured note, 7.875%, 8/15/19	United States	30,000,000		31,222,500
senior secured note, 6.875%, 2/15/21	United States	25,600,000		26,464,000
[e]Sealed Air Corp., senior bond, 144A, 5.25%, 4/01/23	United States	48,000,000		48,360,000
[g]United States Steel Corp., senior note, 7.375%, 4/01/20	United States	13,200,000		10,527,000
[e,f,i]Walter Energy Inc., second lien, 144A, PIK, 11.50%, 4/01/20	United States	78,860		1,149
				2,143,139,571
Telecommunication Services 3.1%
CenturyLink Inc., senior note, 5.80%, 3/15/22	United States	63,000,000		54,495,000
[e]Consolidated Communications Inc., senior note, 144A, 6.50%,
10/01/22	United States	100,000,000		90,000,000
[e]Digicel Ltd., senior note, 144A, 6.75%, 3/01/23	Bermuda	73,300,000		66,064,191
Frontier Communications Corp.,
senior bond, 8.75%, 4/15/22	United States	43,900,000		39,313,767
senior bond, 7.625%, 4/15/24	United States	24,900,000		20,916,000
senior note, 9.25%, 7/01/21	United States	63,600,000		61,485,936
senior note, 7.125%, 1/15/23	United States	115,850,000		95,796,365
[e]senior note, 144A, 8.875%, 9/15/20	United States	20,000,000		19,650,000
[e]senior note, 144A, 10.50%, 9/15/22	United States	20,000,000		19,500,000
[e]senior note, 144A, 11.00%, 9/15/25	United States	50,000,000		48,500,000

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Telecommunication Services (continued)
Intelsat Jackson Holdings SA, senior bond, 5.50%, 8/01/23	Luxembourg	170,000,000		$140,250,000
Intelsat Luxembourg SA, senior note, 7.75%, 6/01/21	Luxembourg	43,000,000		28,299,375
[e,l]Neptune Finco Corp.,
senior bond, 144A, 10.875%, 10/15/25	Netherlands	26,000,000		26,308,750
senior note, 144A, 10.125%, 1/15/23	Netherlands	75,000,000		75,984,375
Sprint Capital Corp., senior bond, 6.875%, 11/15/28	United States	126,000,000		91,665,000
Sprint Communications Inc.,
11.50%, 11/15/21	United States	200,000,000		198,500,000
senior note, 8.375%, 8/15/17	United States	100,000,000		99,949,000
senior note, 7.00%, 8/15/20	United States	57,500,000		48,156,250
senior note, 6.00%, 11/15/22	United States	185,000,000		139,675,000
[e]senior note, 144A, 9.00%, 11/15/18	United States	100,000,000		105,250,000
Sprint Corp.,
senior bond, 7.875%, 9/15/23	United States	187,350,000		152,104,781
senior bond, 7.125%, 6/15/24	United States	235,650,000		181,945,365
senior note, 7.625%, 2/15/25	United States	100,000,000		77,687,500
T-Mobile USA Inc.,
senior bond, 6.625%, 4/01/23	United States	50,000,000		49,625,000
senior note, 6.25%, 4/01/21	United States	80,000,000		79,920,000
senior note, 6.633%, 4/28/21	United States	50,000,000		50,250,000
senior note, 6.731%, 4/28/22	United States	50,000,000		50,000,000
senior note, 6.00%, 3/01/23	United States	30,000,000		29,025,000
senior note, 6.836%, 4/28/23	United States	17,000,000		16,872,500
[e]Telecom Italia SpA, senior note, 144A, 5.303%, 5/30/24	Italy	55,000,000		54,071,875
[e]Wind Acquisition Finance SA, senior note, 144A, 7.375%, 4/23/21	Italy	274,000,000		269,033,750
				2,480,294,780
Utilities 1.8%
The AES Corp., senior bond,
4.875%, 5/15/23	United States	110,000,000		97,075,000
5.50%, 3/15/24	United States	50,000,000		44,575,000
Calpine Corp.,
senior bond, 5.75%, 1/15/25	United States	250,000,000		234,687,500
senior note, 5.375%, 1/15/23	United States	200,000,000		187,500,000
[e]senior secured bond, first lien, 144A, 5.875%, 1/15/24	United States	8,700,000		9,004,500
Dynegy Inc., senior note,
6.75%, 11/01/19	United States	270,000,000		272,025,000
7.375%, 11/01/22	United States	256,700,000		259,908,750
5.875%, 6/01/23	United States	100,000,000		93,312,500
[e]InterGen NV,
secured bond, 144A, 7.00%, 6/30/23	Netherlands	143,700,000		122,863,500
secured note, 144A, 7.50%, 6/30/21	Netherlands	35,800,000	GBP	51,160,932
NGL Energy Partners LP/NGL Energy Finance Corp., senior note,
6.875%, 10/15/21	United States	63,000,000		59,535,000
NRG Yield Operating LLC, senior bond, 5.375%, 8/15/24	United States	7,000,000		6,177,500
				1,437,825,182
Total Corporate Bonds (Cost $26,850,522,227)				23,484,205,424

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		FRANKLIN CUSTODIAN FUNDS
		STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
		Principal
	Country	Amount*	Value
[m,n]Senior Floating Rate Interests 2.7%
Consumer Discretionary 1.2%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/28/21	United States	29,625,000	$27,995,625
Academy Ltd., Initial Term Loan, 5.00%, 7/02/22	United States	94,270,548	93,949,745
Altice Financing SA, Loans, 5.50%, 7/02/19	Luxembourg	49,125,000	49,462,734
iHeartCommunications Inc.,
Tranche D Term Loan, 6.944%, 1/30/19	United States	707,373,595	588,888,518
Tranche E Term Loan, 7.694%, 7/30/19	United States	200,744,256	168,374,245
TOMS Shoes LLC, Term Loan B, 6.50%, 10/30/20	United States	24,875,000	22,138,750
Visant Corp. (Jostens), Initial Term Loan, 7.00%, 9/23/21	United States	38,796,518	35,983,771
			986,793,388
Consumer Staples 0.1%
U.S. Foods Inc., Term Loan, 4.50%, 3/31/19	United States	97,750,000	97,810,703
Energy 0.7%
Callon Petroleum Co., Second Lien Term Loan, 8.50%, 10/08/21	United States	79,500,000	76,916,250
CJ Holding Co.,
B-2 Term Loan, 7.25%, 3/24/22	United States	49,750,000	35,322,500
Term Loan B-1, 6.50%, 3/24/20	United States	49,750,000	35,571,250
Drillships Financing Holding Inc., Tranche B-1 Term Loan, 6.00%,
3/31/21	Marshall Islands	170,738,693	101,162,676
Fieldwood Energy LLC, Loans (Second Lien), 8.375%, 9/30/20	United States	219,261,084	63,403,070
McDermott Finance LLC, Term Loan, 5.25%, 4/16/19	United States	12,781,456	12,685,595
NGPL PipeCo LLC, Term Loan, 6.75%, 9/15/17	United States	131,913,285	119,381,522
W&T Offshore Inc., Second Lien Term Loan, 9.00%, 5/15/20	United States	100,000,000	86,017,000
			530,459,863
Health Care 0.0%†
Pharmaceutical Product Development LLC/Jaguar, Initial Term Loan,
4.25%, 8/18/22	United States	29,925,000	29,734,857
Industrials 0.2%
[b]CEVA Group PLC, Pre-Funded L/C, 6.50%, 3/19/21	United States	20,320,197	18,245,850
CEVA Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21	Netherlands	21,107,143	18,952,462
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21	Canada	3,639,163	3,267,666
CEVA Logistics U.S. Holdings Inc., U.S. Term Loan, 6.50%, 3/19/21	United States	29,113,300	26,141,328
Navistar Inc., Tranche B Term Loans, 6.50%, 8/07/20	United States	36,590,777	35,767,485
Stena International SA, Loans, 4.00%, 3/03/21	Sweden	98,500,000	85,571,875
			187,946,666
Information Technology 0.3%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	59,685,131	54,369,454
First Data Corp., 2018 New Dollar Term Loan, 3.696%, 3/23/18	United States	112,993,460	112,190,189
Freescale Semiconductor Inc., Tranche B-4 Term Loan, 4.25%,
2/28/20	United States	9,899,244	9,898,443
SRA International Inc., Term Loan, 6.50%, 7/20/18	United States	41,082,360	41,236,419
			217,694,505
Materials 0.1%
FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%,
6/30/19	Australia	81,644,289	67,152,427
Utilities 0.1%
Intergen NV, Term Advance, 5.50%, 6/13/20	Netherlands	43,975,251	41,061,890
Total Senior Floating Rate Interests
(Cost $2,535,596,486)			2,158,654,299

franklintempleton.com			Annual Report | 91

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
	Country	Shares	Value
Escrows and Litigation Trusts 0.0%
[a,o]Motors Liquidation Co., Escrow Account	United States	400,000,000	$—
[a,o]Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	11,000,000	—
Total Escrows and Litigation Trusts
(Cost $2,416,248)			—
Total Investments before Short Term Investments
(Cost $82,517,681,407)			77,343,437,357

		Principal
		Amount*
Short Term Investments 0.7%
U.S. Government and Agency Securities 0.5%
[p]FHLB, 10/07/15 - 10/14/15	United States	150,000,000	149,999,150
[p]U.S. Treasury Bill, 1/14/16 - 2/18/16	United States	199,750,000	199,739,104
Total U.S. Government and Agency Securities
(Cost $349,607,906)			349,738,254
Total Investments before Money Market Funds and
Repurchase Agreements (Cost $82,867,289,313)			77,693,175,611

		Shares
Money Market Funds (Cost $116,272,415) 0.2%
[a,q]Institutional Fiduciary Trust Money Market Portfolio	United States	116,272,415	116,272,415
[r]Investments from Cash Collateral Received for
Loaned Securities 0.0%†
Money Market Funds 0.0%†
[a,q]Institutional Fiduciary Trust Money Market Portfolio	United States	26,750,000	26,750,000

		Principal
		Amount*
Repurchase Agreements 0.0%†
[s]Joint Repurchase Agreement, 0.09%, 10/01/15 (Maturity Value
$5,428,559)
RBS Securities Inc.
Collateralized by U.S. Treasury Bonds, 3.625%, 2/15/44; and
U.S. Treasury Notes, 0.094% - 3.625%, 1/31/16 - 6/30/21
(valued at $5,537,134)	United States	5,428,545	5,428,545
Total Investments from Cash Collateral Received for
Loaned Securities (Cost $32,178,545)			32,178,545
Total Investments (Cost $83,015,740,273) 98.7%			77,841,626,571
Other Assets, less Liabilities 1.3%			1,051,984,128
Net Assets 100.0%			$78,893,610,699

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92 Annual Report

franklintempleton.com

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Income Fund (continued)
See Abbreviations on page 136.

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 11 regarding holdings of 5% voting securities.
cSee Note 8 regarding restricted securities.
dSee Note 1(f) regarding equity-linked securities.
eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of
Trustees. At September 30, 2015, the aggregate value of these securities was $15,570,420,003, representing 19.74% of net assets.
fIncome may be received in additional securities and/or cash.
gA portion or all of the security is on loan at September 30, 2015. See Note 1(g).
hPrincipal amount is stated in 1,000 Units.
iSee Note 7 regarding defaulted securities.
jAt September 30, 2015, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at year end.
kPerpetual security with no stated maturity date.
lA portion or all of the security purchased on a when-issued basis. See Note 1(d).
mThe coupon rate shown represents the rate at period end.
nSee Note 1(i) regarding senior floating rate interests.
oSecurity has been deemed illiquid because it may not be able to be sold within seven days. At September 30, 2015, the aggregate value of these securities was $-.
pThe security is traded on a discount basis with no stated coupon rate.
qSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.
rSee Note 1(g) regarding securities on loan.
sSee Note 1(c) regarding joint repurchase agreement.

franklintempleton.com

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The accompanying notes are an integral part of these financial statements. | Annual Report 93

FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin U.S. Government Securities Fund
		Year Ended September 30,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.48	$6.53	$6.91	$6.92	$6.81
Income from investment operations[a]:
Net investment income[b]	0.15	0.17	0.15	0.20	0.24
Net realized and unrealized gains (losses)	(0.02)	0.01	(0.29)	0.04	0.15
Total from investment operations	0.13	0.18	(0.14)	0.24	0.39
Less distributions from net investment income	(0.21)	(0.23)	(0.24)	(0.25)	(0.28)
Net asset value, end of year	$6.40	$6.48	$6.53	$6.91	$6.92

Total return[c]	2.07%	2.80%	(2.03)%	3.49%	5.93%

Ratios to average net assets
Expenses	0.76%[d]	0.75%[d]	0.73%	0.73%	0.72%
Net investment income	2.28%	2.62%	2.17%	2.86%	3.55%

Supplemental data
Net assets, end of year (000’s)	$4,167,639	$4,323,990	$5,138,613	$6,861,193	$6,423,821
Portfolio turnover rate	69.10%	69.73%	46.16%	40.15%	20.23%
Portfolio turnover rate excluding mortgage dollar rolls[e]	58.70%	38.79%	40.83%	40.15%	20.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
eSee Note 1(h) regarding mortgage dollar rolls.

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94 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

			FRANKLIN CUSTODIAN FUNDS
			FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
		Year Ended September 30,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.44	$6.49	$6.86	$6.88	$6.77
Income from investment operations[a]:
Net investment income[b]	0.11	0.14	0.11	0.16	0.21
Net realized and unrealized gains (losses)	(0.01)	0.01	(0.28)	0.03	0.15
Total from investment operations	0.10	0.15	(0.17)	0.19	0.36
Less distributions from net investment income	(0.18)	(0.20)	(0.20)	(0.21)	(0.25)
Net asset value, end of year	$6.36	$6.44	$6.49	$6.86	$6.88

Total return[c]	1.57%	2.30%	(2.45)%	2.85%	5.44%

Ratios to average net assets
Expenses	1.26%[d]	1.25%[d]	1.23%	1.23%	1.23%
Net investment income	1.78%	2.12%	1.67%	2.36%	3.04%

Supplemental data
Net assets, end of year (000’s)	$1,040,294	$1,190,720	$1,640,787	$2,981,724	$2,294,707
Portfolio turnover rate	69.10%	69.73%	46.16%	40.15%	20.23%
Portfolio turnover rate excluding mortgage dollar rolls[e]	58.70%	38.79%	40.83%	40.15%	20.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
eSee Note 1(h) regarding mortgage dollar rolls.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 95

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
		Year Ended September 30,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.48	$6.53	$6.90	$6.91	$6.81
Income from investment operations[a]:
Net investment income[b]	0.13	0.15	0.12	0.17	0.22
Net realized and unrealized gains (losses)	(0.02)	0.01	(0.27)	0.04	0.14
Total from investment operations	0.11	0.16	(0.15)	0.21	0.36
Less distributions from net investment income	(0.19)	(0.21)	(0.22)	(0.22)	(0.26)
Net asset value, end of year	$6.40	$6.48	$6.53	$6.90	$6.91

Total return	1.71%	2.44%	(2.27)%	3.13%	5.41%

Ratios to average net assets
Expenses	1.11%[c]	1.10%[c]	1.08%	1.08%	1.08%
Net investment income	1.93%	2.27%	1.82%	2.51%	3.19%

Supplemental data
Net assets, end of year (000’s)	$64,689	$74,442	$94,110	$141,140	$131,692
Portfolio turnover rate	69.10%	69.73%	46.16%	40.15%	20.23%
Portfolio turnover rate excluding mortgage dollar rolls[d]	58.70%	38.79%	40.83%	40.15%	20.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
dSee Note 1(h) regarding mortgage dollar rolls.

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96 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN CUSTODIAN FUNDS
	FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
	Year Ended September 30,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.50	$6.55	$6.76
Income from investment operations[b]:
Net investment income[c]	0.17	0.19	0.07
Net realized and unrealized gains (losses)	(0.02)	0.01	(0.17)
Total from investment operations	0.15	0.20	(0.10)
Less distributions from net investment income	(0.23)	(0.25)	(0.11)
Net asset value, end of year	$6.42	$6.50	$6.55

Total return[d]	2.35%	3.08%	(1.53)%

Ratios to average net assets[e]
Expenses	0.47%[f]	0.47%[f]	0.46%
Net investment income	2.57%	2.90%	2.44%

Supplemental data
Net assets, end of year (000’s)	$375,644	$497,246	$480,590
Portfolio turnover rate	69.10%	69.73%	46.16%
Portfolio turnover rate excluding mortgage dollar rolls[g]	58.70%	38.79%	40.83%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
gSee Note 1(h) regarding mortgage dollar rolls.

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franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report 97

FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin U.S. Government Securities Fund (continued)
		Year Ended September 30,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.50	$6.55	$6.93	$6.94	$6.83
Income from investment operations[a]:
Net investment income[b]	0.16	0.18	0.16	0.21	0.25
Net realized and unrealized gains (losses)	(0.02)	0.01	(0.29)	0.04	0.15
Total from investment operations	0.14	0.19	(0.13)	0.25	0.40
Less distributions from net investment income	(0.22)	(0.24)	(0.25)	(0.26)	(0.29)
Net asset value, end of year	$6.42	$6.50	$6.55	$6.93	$6.94

Total return	2.21%	2.94%	(1.86)%	3.63%	6.08%

Ratios to average net assets
Expenses	0.61%[c]	0.60%[c]	0.58%	0.58%	0.58%
Net investment income	2.43%	2.77%	2.32%	3.01%	3.69%

Supplemental data
Net assets, end of year (000’s)	$622,339	$652,737	$949,085	$1,586,928	$1,478,504
Portfolio turnover rate	69.10%	69.73%	46.16%	40.15%	20.23%
Portfolio turnover rate excluding mortgage dollar rolls[d]	58.70%	38.79%	40.83%	40.15%	20.23%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
dSee Note 1(h) regarding mortgage dollar rolls.

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98 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2015

Franklin U.S. Government Securities Fund
	Principal
	Amount	Value
Mortgage-Backed Securities 98.1%
Government National Mortgage Association (GNMA) Fixed Rate 98.1%
GNMA GP 30 Year, 8.25%, 3/15/17 - 5/15/17	$8,943	$8,981
GNMA GP 30 Year, 9.25%, 5/15/16 - 12/15/16	27,139	27,417
GNMA I SF 15 Year, 6.50%, 5/15/18	41,614	42,692
GNMA I SF 30 Year, 3.50%, 4/15/43 - 5/15/43	42,363,865	44,597,784
GNMA I SF 30 Year, 4.00%, 12/15/40 - 9/15/41	15,533,321	16,756,144
GNMA I SF 30 Year, 4.50%, 2/15/39 - 6/15/39	54,375,693	59,706,389
GNMA I SF 30 Year, 4.50%, 6/15/39 - 11/15/39	55,993,076	61,110,213
GNMA I SF 30 Year, 4.50%, 12/15/39 - 3/15/40	54,854,598	59,897,048
GNMA I SF 30 Year, 4.50%, 4/15/40 - 6/15/40	53,383,542	58,099,741
GNMA I SF 30 Year, 4.50%, 6/15/40	55,733,555	61,067,262
GNMA I SF 30 Year, 4.50%, 7/15/40	37,846,717	41,303,516
GNMA I SF 30 Year, 4.50%, 7/15/40 - 8/15/40	57,471,855	62,475,946
GNMA I SF 30 Year, 4.50%, 8/15/40 - 4/15/41	51,004,071	55,481,674
GNMA I SF 30 Year, 4.50%, 4/15/41 - 6/15/41	22,679,227	25,018,037
GNMA I SF 30 Year, 5.00%, 2/15/33 - 9/15/33	54,084,203	60,317,474
GNMA I SF 30 Year, 5.00%, 9/15/33 - 3/15/34	55,860,071	62,318,152
GNMA I SF 30 Year, 5.00%, 3/15/34 - 5/15/39	51,461,515	57,442,490
GNMA I SF 30 Year, 5.00%, 6/15/39 - 7/15/39	34,956,109	38,789,039
GNMA I SF 30 Year, 5.00%, 8/15/39 - 9/15/39	55,159,013	61,155,898
GNMA I SF 30 Year, 5.00%, 9/15/39 - 10/15/39	37,833,035	42,036,492
GNMA I SF 30 Year, 5.00%, 10/15/39	52,721,190	58,999,492
GNMA I SF 30 Year, 5.00%, 10/15/39	26,384,713	29,511,330
GNMA I SF 30 Year, 5.00%, 11/15/39	55,820,679	62,520,739
GNMA I SF 30 Year, 5.00%, 11/15/39 - 2/15/40	52,244,243	58,325,558
GNMA I SF 30 Year, 5.00%, 2/15/40	39,153,360	43,676,723
GNMA I SF 30 Year, 5.00%, 3/15/40 - 4/15/40	55,852,213	62,367,341
GNMA I SF 30 Year, 5.00%, 4/15/40 - 6/15/40	55,238,770	61,793,769
GNMA I SF 30 Year, 5.00%, 6/15/40	32,489,240	36,316,717
GNMA I SF 30 Year, 5.00%, 9/15/40	40,427,620	44,822,263
GNMA I SF 30 Year, 5.50%, 5/15/28 - 4/15/33	54,589,138	62,238,022
GNMA I SF 30 Year, 5.50%, 4/15/33 - 7/15/33	54,749,167	62,203,422
GNMA I SF 30 Year, 5.50%, 7/15/33 - 11/15/36	54,782,909	62,188,364
GNMA I SF 30 Year, 5.50%, 12/15/36 - 9/15/38	46,581,751	52,618,135
GNMA I SF 30 Year, 5.50%, 12/15/38 - 10/15/39	53,631,077	60,270,924
GNMA I SF 30 Year, 5.50%, 10/15/39 - 2/15/40	14,928,956	16,932,854
GNMA I SF 30 Year, 6.00%, 10/15/23 - 9/15/32	54,702,732	62,641,260
GNMA I SF 30 Year, 6.00%, 9/15/32 - 1/15/36	49,766,327	57,400,928
GNMA I SF 30 Year, 6.00%, 1/15/36 - 6/15/37	53,700,996	61,715,807
GNMA I SF 30 Year, 6.00%, 6/15/37 - 9/15/38	42,817,555	48,850,754
GNMA I SF 30 Year, 6.00%, 11/15/38 - 12/15/39	50,300,942	57,049,487
GNMA I SF 30 Year, 6.50%, 5/15/23 - 3/15/32	54,481,564	62,697,695
GNMA I SF 30 Year, 6.50%, 3/15/32 - 8/15/37	21,502,252	25,126,071
GNMA I SF 30 Year, 6.75%, 3/15/26	7,586	8,701
GNMA I SF 30 Year, 7.00%, 4/15/16 - 9/15/32	51,864,757	58,560,624
GNMA I SF 30 Year, 7.25%, 12/15/25 - 1/15/26	177,153	187,739
GNMA I SF 30 Year, 7.50%, 7/15/16 - 8/15/33	16,087,628	17,892,254
GNMA I SF 30 Year, 7.70%, 1/15/21 - 1/15/22	107,910	108,505
GNMA I SF 30 Year, 8.00%, 11/15/15 - 9/15/30	7,566,010	8,007,740
GNMA I SF 30 Year, 8.50%, 6/15/16 - 5/15/25	1,561,205	1,660,702
GNMA I SF 30 Year, 9.00%, 4/15/16 - 7/15/23	1,612,105	1,686,991
GNMA I SF 30 Year, 9.50%, 5/15/16 - 8/15/22	1,449,924	1,486,671

franklintempleton.com	Annual Report | 99

FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities Fund (continued)
	Principal
	Amount	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA I SF 30 Year, 10.00%, 2/15/16 - 3/15/25	$1,303,046	$1,342,269
GNMA I SF 30 Year, 10.50%, 11/15/15 - 10/15/21	699,301	719,811
GNMA I SF 30 Year, 11.00%, 10/15/15 - 5/15/21	101,058	102,351
GNMA I SF 30 Year, 11.50%, 2/15/16	6,386	6,457
GNMA II GP 30 Year, 8.75%, 3/20/17 - 7/20/17	7,554	7,612
GNMA II SF 30 Year, 3.00%, 2/20/45	15,572,303	15,927,225
GNMA II SF 30 Year, 3.50%, 10/20/40 - 6/20/42	22,944,076	24,128,012
GNMA II SF 30 Year, 3.50%, 7/20/42	95,527,658	100,456,407
GNMA II SF 30 Year, 3.50%, 8/20/42	36,076,542	37,948,015
GNMA II SF 30 Year, 3.50%, 9/20/42	210,404,252	221,260,236
GNMA II SF 30 Year, 3.50%, 10/20/42	43,405,069	45,644,594
GNMA II SF 30 Year, 3.50%, 11/20/42 - 2/20/43	55,202,766	58,063,904
GNMA II SF 30 Year, 3.50%, 3/20/43 - 4/20/43	57,307,011	60,261,679
GNMA II SF 30 Year, 3.50%, 5/20/43	60,447,805	63,548,207
GNMA II SF 30 Year, 3.50%, 5/20/43	1,131,717	1,196,915
GNMA II SF 30 Year, 3.50%, 6/20/43	69,721,792	73,292,512
GNMA II SF 30 Year, 3.50%, 8/20/43	51,154,201	53,762,256
GNMA II SF 30 Year, 3.50%, 4/20/45	132,312,228	138,924,565
GNMA II SF 30 Year, 3.50%, 5/20/45	201,747,590	211,770,519
GNMA II SF 30 Year, 3.50%, 6/20/45	236,808,467	248,659,987
GNMA II SF 30 Year, 3.50%, 7/20/45	59,714,390	62,704,590
GNMA II SF 30 Year, 3.50%, 8/20/45	55,725,779	58,517,340
GNMA II SF 30 Year, 3.50%, 9/20/45	169,700,000	178,201,147
GNMA II SF 30 Year, 4.00%, 5/20/40 - 10/20/40	22,013,959	23,650,789
GNMA II SF 30 Year, 4.00%, 11/20/40	66,750,872	71,758,732
GNMA II SF 30 Year, 4.00%, 12/20/40	38,810,473	41,722,164
GNMA II SF 30 Year, 4.00%, 1/20/41 - 6/20/41	42,489,873	45,677,281
GNMA II SF 30 Year, 4.00%, 7/20/41	56,224,397	60,219,206
GNMA II SF 30 Year, 4.00%, 9/20/41	65,247,981	70,053,781
GNMA II SF 30 Year, 4.00%, 10/20/41	77,835,635	83,568,478
GNMA II SF 30 Year, 4.00%, 11/20/41	70,379,772	75,552,695
GNMA II SF 30 Year, 4.00%, 2/20/44	52,690,116	57,224,174
GNMA II SF 30 Year, 4.00%, 12/20/44	5,835,727	6,220,196
GNMA II SF 30 Year, 4.00%, 2/20/45	132,910,520	141,666,917
GNMA II SF 30 Year, 4.00%, 7/20/45	360,546,305	385,362,929
GNMA II SF 30 Year, 4.00%, 9/20/45	68,050,000	72,740,000
GNMA II SF 30 Year, 4.50%, 5/20/33 - 11/20/39	34,283,011	37,244,156
GNMA II SF 30 Year, 4.50%, 12/20/39 - 1/20/40	57,448,011	62,484,336
GNMA II SF 30 Year, 4.50%, 2/20/40 - 7/20/40	42,935,121	46,699,509
GNMA II SF 30 Year, 4.50%, 5/20/41	61,802,477	67,221,712
GNMA II SF 30 Year, 4.50%, 6/20/41	75,500,535	82,120,964
GNMA II SF 30 Year, 4.50%, 6/20/41	18,440,965	20,058,001
GNMA II SF 30 Year, 4.50%, 7/20/41	80,641,203	87,712,444
GNMA II SF 30 Year, 4.50%, 8/20/41	10,071,061	10,954,174
GNMA II SF 30 Year, 4.50%, 9/20/41	105,913,273	115,200,689
GNMA II SF 30 Year, 4.50%, 10/20/41	79,490,795	86,632,845
GNMA II SF 30 Year, 4.50%, 8/20/42 - 2/20/44	50,086,206	53,980,843
GNMA II SF 30 Year, 5.00%, 7/20/33 - 10/20/33	54,791,293	60,864,538
GNMA II SF 30 Year, 5.00%, 11/20/33 - 3/20/36	39,152,187	43,453,455
GNMA II SF 30 Year, 5.00%, 7/20/39 - 4/20/40	52,353,221	58,230,798
GNMA II SF 30 Year, 5.00%, 5/20/40 - 9/20/41	50,180,728	55,802,448

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin U.S. Government Securities Fund (continued)
	Principal
	Amount	Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 5.50%, 6/20/34 - 11/20/34	$40,206,247	$45,394,677
GNMA II SF 30 Year, 5.50%, 12/20/34 - 3/20/35	50,663,605	57,194,162
GNMA II SF 30 Year, 5.50%, 5/20/35 - 6/20/38	55,371,634	62,311,052
GNMA II SF 30 Year, 5.50%, 7/20/38 - 4/20/40	10,673,490	11,999,391
GNMA II SF 30 Year, 6.00%, 10/20/23 - 8/20/35	53,281,055	60,775,695
GNMA II SF 30 Year, 6.00%, 9/20/35 - 9/20/38	51,861,931	58,684,370
GNMA II SF 30 Year, 6.00%, 12/20/38 - 7/20/39	8,676,848	9,765,753
GNMA II SF 30 Year, 6.50%, 6/20/24 - 1/20/39	39,231,079	46,022,135
GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33	8,216,132	10,108,305
GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32	1,932,709	2,255,812
GNMA II SF 30 Year, 8.00%, 8/20/16 - 6/20/30	925,815	1,111,436
GNMA II SF 30 Year, 8.50%, 5/20/16 - 6/20/25	326,366	349,045
GNMA II SF 30 Year, 9.00%, 10/20/16 - 11/20/21	68,286	75,459
GNMA II SF 30 Year, 9.50%, 3/20/18 - 4/20/25	86,884	92,914
GNMA II SF 30 Year, 10.00%, 4/20/16 - 3/20/21	112,980	123,322
GNMA II SF 30 Year, 10.50%, 1/20/16 - 1/20/21	185,254	192,119
GNMA II SF 30 Year, 11.00%, 12/20/15 - 1/20/21	39,331	39,829
GNMA II SF 30 Year, 11.50%, 1/20/18	2,068	2,102
Total Mortgage-Backed Securities (Cost $5,933,209,896)		6,154,542,413

	Shares

Short Term Investments (Cost $106,304,328) 1.7%
Money Market Funds 1.7%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	106,304,328	106,304,328
Total Investments (Cost $6,039,514,224) 99.8%		6,260,846,741
Other Assets, less Liabilities 0.2%		9,758,327
Net Assets 100.0%		$6,270,605,068

See Abbreviations on page 136.

aNon-income producing.
bSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

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FRANKLIN CUSTODIAN FUNDS

Financial Highlights
Franklin Utilities Fund
		Year Ended September 30,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.58	$14.62	$14.04	$12.42	$11.44
Income from investment operations[a]:
Net investment income[b]	0.49	0.49	0.49	0.48	0.44
Net realized and unrealized gains (losses)	(0.09)	2.00	0.60	1.60	0.97
Total from investment operations	0.40	2.49	1.09	2.08	1.41
Less distributions from:
Net investment income	(0.48)	(0.49)	(0.51)	(0.46)	(0.43)
Net realized gains	(0.42)	(0.04)	—	—	—
Total distributions	(0.90)	(0.53)	(0.51)	(0.46)	(0.43)
Net asset value, end of year	$16.08	$16.58	$14.62	$14.04	$12.42

Total return[c]	2.19%	17.24%	7.92%	16.99%	12.50%

Ratios to average net assets
Expenses	0.73%[d]	0.75%[d,e]	0.75%[e]	0.76%	0.76%
Net investment income	2.88%	3.05%	3.34%	3.61%	3.67%

Supplemental data
Net assets, end of year (000’s)	$3,524,835	$3,717,397	$3,275,129	$3,076,131	$2,220,083
Portfolio turnover rate	9.55%	8.10%	4.57%	1.27%	5.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
		Year Ended September 30,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.50	$14.56	$13.98	$12.37	$11.40
Income from investment operations[a]:
Net investment income[b]	0.40	0.41	0.41	0.42	0.38
Net realized and unrealized gains (losses)	(0.08)	1.98	0.61	1.58	0.96
Total from investment operations	0.32	2.39	1.02	2.00	1.34
Less distributions from:
Net investment income	(0.39)	(0.41)	(0.44)	(0.39)	(0.37)
Net realized gains	(0.42)	(0.04)	—	—	—
Total distributions	(0.81)	(0.45)	(0.44)	(0.39)	(0.37)
Net asset value, end of year	$16.01	$16.50	$14.56	$13.98	$12.37

Total return[c]	1.74%	16.61%	7.40%	16.32%	12.00%

Ratios to average net assets
Expenses	1.23%[d]	1.25%[d,e]	1.25%[e]	1.26%	1.26%
Net investment income	2.38%	2.55%	2.84%	3.11%	3.17%

Supplemental data
Net assets, end of year (000’s)	$931,800	$986,318	$845,173	$774,711	$528,391
Portfolio turnover rate	9.55%	8.10%	4.57%	1.27%	5.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
		Year Ended September 30,
	2015	2014	2013	2012	2011
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.52	$14.58	$14.00	$12.39	$11.41
Income from investment operations[a]:
Net investment income[b]	0.42	0.43	0.44	0.44	0.40
Net realized and unrealized gains (losses)	(0.09)	1.99	0.60	1.58	0.97
Total from investment operations	0.33	2.42	1.04	2.02	1.37
Less distributions from:
Net investment income	(0.41)	(0.44)	(0.46)	(0.41)	(0.39)
Net realized gains	(0.42)	(0.04)	—	—	—
Total distributions	(0.83)	(0.48)	(0.46)	(0.41)	(0.39)
Net asset value, end of year	$16.02	$16.52	$14.58	$14.00	$12.39

Total return	1.83%	16.75%	7.56%	16.55%	12.14%

Ratios to average net assets
Expenses	1.08%[c]	1.10%[c,d]	1.10%[d]	1.11%	1.11%
Net investment income	2.53%	2.70%	2.99%	3.26%	3.32%

Supplemental data
Net assets, end of year (000’s)	$83,271	$95,498	$86,216	$80,478	$51,732
Portfolio turnover rate	9.55%	8.10%	4.57%	1.27%	5.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
	Year Ended September 30,
	2015	2014	2013 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.68	$14.71	$15.88
Income from investment operations[b]:
Net investment income[c]	0.53	0.53	0.25
Net realized and unrealized gains (losses)	(0.09)	2.01	(1.17)
Total from investment operations	0.44	2.54	(0.92)
Less distributions from:
Net investment income	(0.52)	(0.53)	(0.25)
Net realized gains	(0.42)	(0.04)	—
Total distributions	(0.94)	(0.57)	(0.25)
Net asset value, end of year	$16.18	$16.68	$14.71

Total return[d]	2.45%	17.51%	(5.79)%

Ratios to average net assets[e]
Expenses	0.47%[f]	0.48%[f,g]	0.48%[g]
Net investment income	3.14%	3.32%	3.61%

Supplemental data
Net assets, end of year (000’s)	$201,225	$236,437	$218,746
Portfolio turnover rate	9.55%	8.10%	4.57%

aFor the period May 1, 2013 (effective date) to September 30, 2013.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of waiver and payments by affiliates rounds to less than 0.01%.
gBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL HIGHLIGHTS

Franklin Utilities Fund (continued)
		Year Ended September 30,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.68	$14.71	$14.12	$12.49	$11.50
Income from investment operations[a]:
Net investment income[b]	0.52	0.52	0.50	0.51	0.46
Net realized and unrealized gains (losses)	(0.09)	2.00	0.62	1.60	0.97
Total from investment operations	0.43	2.52	1.12	2.11	1.43
Less distributions from:
Net investment income	(0.50)	(0.51)	(0.53)	(0.48)	(0.44)
Net realized gains	(0.42)	(0.04)	—	—	—
Total distributions	(0.92)	(0.55)	(0.53)	(0.48)	(0.44)
Net asset value, end of year	$16.19	$16.68	$14.71	$14.12	$12.49

Total return	2.40%	17.37%	8.11%	17.15%	12.68%

Ratios to average net assets
Expenses	0.58%[c]	0.60%[c,d]	0.60%[d]	0.61%	0.61%
Net investment income	3.03%	3.20%	3.49%	3.76%	3.82%

Supplemental data
Net assets, end of year (000’s)	$549,371	$562,202	$343,082	$574,803	$347,983
Portfolio turnover rate	9.55%	8.10%	4.57%	1.27%	5.21%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN CUSTODIAN FUNDS

Statement of Investments, September 30, 2015

Franklin Utilities Fund
	Country	Shares	Value
Common Stocks 98.8%
Electric Utilities 49.2%
ALLETE Inc.	United States	1,000,000	$50,490,000
American Electric Power Co. Inc.	United States	4,000,000	227,440,000
Duke Energy Corp.	United States	3,550,000	255,387,000
Edison International	United States	4,400,000	277,508,000
Entergy Corp.	United States	1,300,000	84,630,000
Eversource Energy	United States	1,700,000	86,054,000
Exelon Corp.	United States	6,600,000	196,020,000
FirstEnergy Corp.	United States	2,200,000	68,882,000
Great Plains Energy Inc.	United States	4,300,000	116,186,000
IDACORP Inc.	United States	400,000	25,884,000
ITC Holdings Corp.	United States	300,000	10,002,000
NextEra Energy Inc.	United States	2,900,000	282,895,000
OGE Energy Corp.	United States	2,000,000	54,720,000
Pinnacle West Capital Corp.	United States	1,900,000	121,866,000
PNM Resources Inc.	United States	3,000,000	84,150,000
Portland General Electric Co.	United States	1,800,000	66,546,000
PPL Corp.	United States	5,000,000	164,450,000
The Southern Co.	United States	3,600,000	160,920,000
SSE PLC	United Kingdom	138,837	3,140,946
Westar Energy Inc.	United States	2,700,000	103,788,000
Xcel Energy Inc.	United States	4,600,000	162,886,000
			2,603,844,946
Gas Utilities 2.2%
The Laclede Group Inc.	United States	1,200,000	65,436,000
ONE Gas Inc.	United States	438,181	19,862,745
Questar Corp.	United States	1,700,000	32,997,000
			118,295,745
Independent Power & Renewable Electricity Producers 0.8%
[a,b]8point3 Energy Partners LP	United States	1,298,500	13,777,085
Drax Group PLC	United Kingdom	8,000,000	29,519,121
			43,296,206
Multi-Utilities 35.8%
Alliant Energy Corp.	United States	1,600,000	93,584,000
Ameren Corp.	United States	600,000	25,362,000
CenterPoint Energy Inc.	United States	6,200,000	111,848,000
CMS Energy Corp.	United States	4,700,000	166,004,000
Consolidated Edison Inc.	United States	700,000	46,795,000
Dominion Resources Inc.	United States	4,200,000	295,596,000
DTE Energy Co.	United States	1,800,000	144,666,000
MDU Resources Group Inc.	United States	4,000,000	68,800,000
National Grid PLC	United Kingdom	11,000,000	152,856,723
NiSource Inc.	United States	2,000,000	37,100,000
NorthWestern Corp.	United States	596,800	32,125,744
PG&E Corp.	United States	4,000,000	211,200,000
Public Service Enterprise Group Inc.	United States	3,000,000	126,480,000
Sempra Energy	United States	2,400,000	232,128,000
Vectren Corp.	United States	925,100	38,863,451
WEC Energy Group Inc.	United States	2,100,000	109,662,000
			1,893,070,918

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FRANKLIN CUSTODIAN FUNDS
STATEMENT OF INVESTMENTS

Franklin Utilities Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 6.9%
Columbia Pipeline Group Inc.	United States	1,500,000	$27,435,000
Enbridge Inc.	Canada	800,000	29,711,802
Kinder Morgan Inc.	United States	3,000,000	83,040,000
[a]Plains GP Holdings LP, A	United States	2,600,000	45,500,000
Spectra Energy Corp.	United States	1,800,000	47,286,000
TransCanada Corp.	Canada	1,800,000	56,935,127
The Williams Cos. Inc.	United States	2,000,000	73,700,000
			363,607,929
Water Utilities 3.9%
American Water Works Co. Inc.	United States	2,000,000	110,160,000
United Utilities Group PLC	United Kingdom	6,700,000	93,721,697
			203,881,697
Total Common Stocks (Cost $3,507,555,240)			5,225,997,441

		Principal
		Amount
Corporate Bonds 1.0%
Electric Utilities 0.1%
Northeast Generation Co., senior secured note, B-1, 8.812%, 10/15/26	United States	$6,158,203	6,882,999
Multi-Utilities 0.9%
Aquila Inc., senior note, 8.27%, 11/15/21	United States	6,100,000	7,764,105
MidAmerican Energy Holdings Co., senior note, 8.48%, 9/15/28	United States	25,000,000	37,219,525
			44,983,630
Total Corporate Bonds (Cost $37,393,050)			51,866,629
Total Investments before Short Term Investments
(Cost $3,544,948,290)			5,277,864,070

		Shares
Short Term Investments (Cost $2,850,614) 0.0%†
Money Market Funds 0.0%†
[a,c]Institutional Fiduciary Trust Money Market Portfolio	United States	2,850,614	2,850,614
Total Investments (Cost $3,547,798,904) 99.8%			5,280,714,684
Other Assets, less Liabilities 0.2%			9,786,232
Net Assets 100.0%			$5,290,500,916

See Abbreviations on page 136.
†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 11 regarding holdings of 5% voting securities.
cSee Note 3(f) regarding investments in Institutional Fiduciary Trust Money Market Portfolio.

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		FRANKLIN CUSTODIAN FUNDS

Financial Statements

Statements of Assets and Liabilities
September 30, 2015

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,595,101,747	$4,494,166,965	$79,958,305,808
Cost - Non-controlled affiliated issuers (Note 11)	—	—	2,908,983,505
Cost - Sweep Money Fund (Note 3f)	132,223,790	1,399,136,183	143,022,415
Cost - Repurchase agreements	58,645,517	—	5,428,545
Total cost of investments	$1,785,971,054	$5,893,303,148	$83,015,740,273
Value - Unaffiliated issuers	$2,531,655,388	$9,780,315,264	$75,045,257,860
Value - Non-controlled affiliated issuers (Note 11)	—	—	2,647,917,751
Value - Sweep Money Fund (Note 3f)	132,223,790	1,399,136,183	143,022,415
Value - Repurchase agreements	58,645,517	—	5,428,545
Total value of investments[a]	2,722,524,695	11,179,451,447	77,841,626,571
Cash	—	553,835	18,058,448
Receivables:
Investment securities sold	5,679,018	—	704,603,363
Capital shares sold	6,415,957	11,643,461	76,819,943
Dividends and interest	884,152	7,118,118	682,418,091
Other assets	611	2,809	33,995,169
Total assets	2,735,504,433	11,198,769,670	79,357,521,585
Liabilities:
Payables:
Investment securities purchased	18,749,450	26,650,957	160,025,475
Capital shares redeemed	3,421,359	15,961,606	188,045,020
Management fees	1,020,967	4,000,721	24,293,930
Distribution fees	1,305,625	4,909,024	39,743,005
Transfer agent fees	633,354	3,864,506	12,343,171
Payable upon return of securities loaned	—	—	32,178,545
Unrealized depreciation on unfunded loan commitments (Note 9)	—	—	4,028,670
Accrued expenses and other liabilities	125,526	480,937	3,253,070
Total liabilities	25,256,281	55,867,751	463,910,886
Net assets, at value	$2,710,248,152	$11,142,901,919	$78,893,610,699
Net assets consist of:
Paid-in capital	$1,709,859,151	$5,449,891,071	$88,849,158,723
Undistributed net investment income (loss)	(8,521,276)	38,123,825	2,068,832
Net unrealized appreciation (depreciation)	936,554,471	5,286,148,299	(5,178,552,046)
Accumulated net realized gain (loss)	72,355,806	368,738,724	(4,779,064,810)
Net assets, at value	$2,710,248,152	$11,142,901,919	$78,893,610,699

[a]Includes securities loaned	$—	$—	$29,652,711

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
September 30, 2015

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Class A:
Net assets, at value	$1,857,569,668	$7,185,664,729	$44,886,127,337
Shares outstanding	40,350,361	99,254,227	21,344,879,538
Net asset value per share[a]	$46.04	$72.40	$2.10
Maximum offering price per share (net asset value per share ÷ 94.25%,
94.25%, 95.75% respectively)	$48.85	$76.82	$2.19
Class C:
Net assets, at value	$270,960,621	$777,570,288	$24,091,637,707
Shares outstanding	6,774,197	11,576,502	11,329,862,170
Net asset value and maximum offering price per share[a]	$40.00	$67.17	$2.13
Class R:
Net assets, at value	$43,000,744	$501,812,821	$416,653,142
Shares outstanding	952,210	6,976,835	201,440,677
Net asset value and maximum offering price per share	$45.16	$71.93	$2.07
Class R6:
Net assets, at value	$362,626,668	$1,163,362,397	$1,744,717,950
Shares outstanding	7,691,453	16,004,512	835,947,792
Net asset value and maximum offering price per share	$47.15	$72.69	$2.09
Advisor Class:
Net assets, at value	$176,090,451	$1,514,491,684	$7,754,474,563
Shares outstanding	3,749,697	20,841,292	3,716,586,118
Net asset value and maximum offering price per share	$46.96	$72.67	$2.09

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
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	FRANKLIN CUSTODIAN FUNDS
	FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
September 30, 2015

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$5,933,209,896	$3,517,812,590
Cost - Non-controlled affiliated issuers (Note 11)	—	27,135,700
Cost - Sweep Money Fund (Note 3f)	106,304,328	2,850,614
Total cost of investments	$6,039,514,224	$3,547,798,904
Value - Unaffiliated issuers	$6,154,542,413	$5,264,086,985
Value - Non-controlled affiliated issuers (Note 11)	—	13,777,085
Value - Sweep Money Fund (Note 3f)	106,304,328	2,850,614
Total value of investments	6,260,846,741	5,280,714,684
Receivables:
Investment securities sold	937	4,086,301
Capital shares sold	9,739,884	3,277,061
Dividends and interest	20,334,017	14,798,338
Other assets	1,634	1,639
Total assets	6,290,923,213	5,302,878,023
Liabilities:
Payables:
Capital shares redeemed	11,855,671	7,042,341
Management fees	2,343,968	2,004,808
Distribution fees	2,201,629	1,978,013
Transfer agent fees	1,277,840	1,094,795
Distributions to shareholders	2,369,320	—
Accrued expenses and other liabilities	269,717	257,150
Total liabilities	20,318,145	12,377,107
Net assets, at value	$6,270,605,068	$5,290,500,916
Net assets consist of:
Paid-in capital	$6,449,230,545	$3,383,903,992
Undistributed net investment income (distributions in excess of net investment income)	294,091	12,353,529
Net unrealized appreciation (depreciation)	221,332,517	1,732,867,283
Accumulated net realized gain (loss)	(400,252,085)	161,376,112
Net assets, at value	$6,270,605,068	$5,290,500,916

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
September 30, 2015

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund
Class A:
Net assets, at value	$4,167,639,107	$3,524,835,010
Shares outstanding	651,103,839	219,216,217
Net asset value per share[a]	$6.40	$16.08
Maximum offering price per share (net asset value per share ÷ 95.75%)	$6.68	$16.79
Class C:
Net assets, at value	$1,040,294,088	$931,799,761
Shares outstanding	163,594,395	58,216,698
Net asset value and maximum offering price per share[a]	$6.36	$16.01
Class R:
Net assets, at value	$64,688,675	$83,270,776
Shares outstanding	10,112,860	5,196,486
Net asset value and maximum offering price per share	$6.40	$16.02
Class R6:
Net assets, at value	$375,643,835	$201,224,662
Shares outstanding	58,509,868	12,433,146
Net asset value and maximum offering price per share	$6.42	$16.18
Advisor Class:
Net assets, at value	$622,339,363	$549,370,707
Shares outstanding	96,925,372	33,941,584
Net asset value and maximum offering price per share	$6.42	$16.19

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.
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		FRANKLIN CUSTODIAN FUNDS
		FINANCIAL STATEMENTS

Statements of Operations
for the year ended September 30, 2015

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Investment income:
Dividends:
Unaffiliated issuers	$11,779,895	$143,972,797	$1,717,366,170
Non-controlled affiliated issuers (Note 11)	—	—	61,736,363
Interest:
Unaffiliated issuers	1,265	282,041	2,724,418,807
Non-controlled affiliated issuers (Note 11)	—	—	81,847,980
Income from securities loaned	—	—	2,709,937
Total investment income	11,781,160	144,254,838	4,588,079,257
Expenses:
Management fees (Note 3a)	11,949,129	51,441,072	333,192,369
Distribution fees: (Note 3c)
Class A	4,364,908	18,441,142	77,469,522
Class C	2,473,092	7,738,470	180,948,934
Class R	231,665	2,882,398	2,447,042
Transfer agent fees: (Note 3e)
Class A	2,716,707	12,648,153	39,515,082
Class C	384,469	1,326,889	21,302,224
Class R	72,351	988,530	374,596
Class R6	870	3,267	4,833
Advisor Class	272,138	2,686,538	6,923,612
Custodian fees (Note 4)	55,520	170,225	1,159,693
Reports to shareholders	256,609	913,206	5,435,621
Registration and filing fees	221,289	360,605	2,151,511
Professional fees	52,436	117,173	409,836
Trustees’ fees and expenses	9,914	45,181	379,885
Other	37,379	152,854	1,403,170
Total expenses	23,098,476	99,915,703	673,117,930
Expense reductions (Note 4)	—	(1,894)	(1,820)
Expenses waived/paid by affiliates (Note 3f)	(71,354)	(732,769)	(1,018,921)
Net expenses	23,027,122	99,181,040	672,097,189
Net investment income (loss)	(11,245,962)	45,073,798	3,915,982,068
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	76,641,298	443,656,595	194,509,833
Non-controlled affiliated issuers (Note 11)	—	—	(1,580,344,999)
Written options	—	—	25,016,239
Foreign currency transactions	72,490	(131,637)	(7,693,414)
Net realized gain (loss)	76,713,788	443,524,958	(1,368,512,341)
Net change in unrealized appreciation (depreciation) on:
Investments	(8,213,031)	(201,921,374)	(12,459,089,752)
Translation of other assets and liabilities denominated in foreign
currencies	970	—	1,861,661
Net change in unrealized appreciation (depreciation)	(8,212,061)	(201,921,374)	(12,457,228,091)
Net realized and unrealized gain (loss)	68,501,727	241,603,584	(13,825,740,432)
Net increase (decrease) in net assets resulting from operations	$57,255,765	$286,677,382	$(9,909,758,364)

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended September 30, 2015

	Franklin
	U.S. Government	Franklin
	Securities Fund	Utilities Fund
Investment income:
Dividends	$—	$206,813,505
Interest	258,006,931	3,974,605
Paydown loss	(62,287,203)	—
Income from securities loaned	—	465,697
Total investment income	195,719,728	211,253,807
Expenses:
Management fees (Note 3a)	29,105,483	26,647,562
Distribution fees: (Note 3c)
Class A	6,213,212	5,833,876
Class C	7,220,086	6,675,820
Class R	351,831	484,973
Transfer agent fees: (Note 3e)
Class A	5,740,740	4,437,206
Class C	1,506,910	1,171,767
Class R	95,519	110,779
Class R6	1,469	2,143
Advisor Class	870,628	693,388
Custodian fees (Note 4)	56,921	82,962
Reports to shareholders	425,731	460,722
Registration and filing fees	179,644	230,036
Professional fees	73,547	84,878
Trustees’ fees and expenses	26,435	23,979
Other	532,133	86,042
Total expenses	52,400,289	47,026,133
Expense reductions (Note 4)	(143)	—
Expenses waived/paid by affiliates (Note 3f)	(162,622)	(46,253)
Net expenses	52,237,524	46,979,880
Net investment income	143,482,204	164,273,927
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	6,672,945	167,312,698
Foreign currency transactions	—	(195,568)
Net realized gain (loss)	6,672,945	167,117,130
Net change in unrealized appreciation (depreciation) on:
Investments	(22,546,828)	(215,533,484)
Translation of other assets and liabilities denominated in foreign currencies	—	63,619
Net change in unrealized appreciation (depreciation)	(22,546,828)	(215,469,865)
Net realized and unrealized gain (loss)	(15,873,883)	(48,352,735)
Net increase (decrease) in net assets resulting from operations	$127,608,321	$115,921,192

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			FRANKLIN CUSTODIAN FUNDS
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin DynaTech Fund		Franklin Growth Fund
	Year Ended September 30,		Year Ended September 30,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(11,245,962)	$(8,509,059)	$45,073,798	$40,261,849
Net realized gain (loss)	76,713,788	105,306,700	443,524,958	(18,140,011)
Net change in unrealized appreciation (depreciation)	(8,212,061)	154,336,779	(201,921,374)	1,629,272,278
Net increase (decrease) in net assets resulting
from operations	57,255,765	251,134,420	286,677,382	1,651,394,116
Distributions to shareholders from:
Net investment income:
Class A	—	—	(17,701,413)	(27,683,049)
Class R	—	—	—	(887,842)
Class R6	—	—	(7,173,435)	(8,353,795)
Advisor Class	—	—	(7,135,723)	(8,082,884)
Net realized gains:
Class A	(52,815,773)	(47,796,268)	—	—
Class C	(8,572,795)	(8,696,764)	—	—
Class R	(1,588,330)	(1,742,295)	—	—
Class R6	(11,564,117)	(13,471,107)	—	—
Advisor Class	(5,461,764)	(5,233,437)	—	—
Total distributions to shareholders	(80,002,779)	(76,939,871)	(32,010,571)	(45,007,570)
Capital share transactions: (Note 2)
Class A	370,383,990	320,357,428	411,335,990	275,723,858
Class C	64,529,697	21,692,026	105,104,211	16,016,618
Class R	(2,196,266)	(395,246)	(82,225,233)	(84,447,235)
Class R6	18,888,470	(7,436,944)	26,817,282	70,430,935
Advisor Class	17,214,652	24,965,632	65,080,465	122,013,386
Total capital share transactions	468,820,543	359,182,896	526,112,715	399,737,562
Net increase (decrease) in net assets	446,073,529	533,377,445	780,779,526	2,006,124,108
Net assets:
Beginning of year	2,264,174,623	1,730,797,178	10,362,122,393	8,355,998,285
End of year	$2,710,248,152	$2,264,174,623	$11,142,901,919	$10,362,122,393
Undistributed net investment income (loss) included in
net assets:
End of year	$(8,521,276)	$(6,251,480)	$38,123,825	$25,192,235

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FRANKLIN CUSTODIAN FUNDS
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

			Franklin U.S. Government
	Franklin Income Fund		Securities Fund
	Year Ended September 30,		Year Ended September 30,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$3,915,982,068	$3,721,931,310	$143,482,204	$185,414,463
Net realized gain (loss)	(1,368,512,341)	3,791,361,373	6,672,945	(2,377,827)
Net change in unrealized appreciation
(depreciation)	(12,457,228,091)	2,070,072,850	(22,546,828)	13,162,088
Net increase (decrease) in net assets resulting
from operations	(9,909,758,364)	9,583,365,533	127,608,321	196,198,724
Distributions to shareholders from:
Net investment income:
Class A	(2,619,399,527)	(2,604,340,271)	(139,163,796)	(160,609,100)
Class C	(1,251,131,091)	(1,185,274,983)	(31,007,890)	(40,859,974)
Class R	(23,492,505)	(22,900,570)	(2,057,369)	(2,541,019)
Class R6	(106,712,525)	(108,240,006)	(13,473,393)	(18,975,768)
Advisor Class	(475,823,657)	(366,385,613)	(21,952,307)	(27,139,385)
Total distributions to shareholders	(4,476,559,305)	(4,287,141,443)	(207,654,755)	(250,125,246)
Capital share transactions: (Note 2)
Class A	(765,848,401)	2,315,349,376	(102,856,884)	(780,787,234)
Class C	(331,371,839)	3,192,666,235	(136,825,329)	(439,991,270)
Class R	(21,217,142)	39,402,467	(8,900,898)	(19,028,290)
Class R6	(43,676,141)	59,293,823	(117,420,534)	20,086,199
Advisor Class	96,674,297	2,833,775,583	(22,480,703)	(290,403,556)
Total capital share transactions	(1,065,439,226)	8,440,487,484	(388,484,348)	(1,510,124,151)
Net increase (decrease) in net assets	(15,451,756,895)	13,736,711,574	(468,530,782)	(1,564,050,673)
Net assets:
Beginning of year	94,345,367,594	80,608,656,020	6,739,135,850	8,303,186,523
End of year	$78,893,610,699	$94,345,367,594	$6,270,605,068	$6,739,135,850
Undistributed net investment income (distributions in
excess of net investment income) included in
net assets:
End of year	$2,068,832	$(9,047,026)	$294,091	$199,705

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	FRANKLIN CUSTODIAN FUNDS
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Utilities Fund
	Year Ended September 30,
	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$164,273,927	$157,359,225
Net realized gain (loss)	167,117,130	144,072,177
Net change in unrealized appreciation (depreciation)	(215,469,865)	507,401,760
Net increase (decrease) in net assets resulting from operations	115,921,192	808,833,162
Distributions to shareholders from:
Net investment income:
Class A	(108,522,416)	(108,592,280)
Class C	(23,635,072)	(24,014,791)
Class R	(2,354,864)	(2,519,737)
Class R6	(7,004,985)	(7,920,985)
Advisor Class	(17,855,048)	(15,163,367)
Net realized gains:
Class A	(94,563,421)	(8,070,905)
Class C	(25,193,710)	(2,099,362)
Class R	(2,392,646)	(208,818)
Class R6	(5,738,511)	(542,905)
Advisor Class	(14,963,811)	(948,180)
Total distributions to shareholders	(302,224,484)	(170,081,330)
Capital share transactions: (Note 2)
Class A	(68,305,043)	10,997,734
Class C	(22,237,201)	29,377,765
Class R	(9,199,737)	(1,938,388)
Class R6	(29,285,137)	(12,216,873)
Advisor Class	7,979,532	164,532,653
Total capital share transactions	(121,047,586)	190,752,891
Net increase (decrease) in net assets	(307,350,878)	829,504,723
Net assets:
Beginning of year	5,597,851,794	4,768,347,071
End of year	$5,290,500,916	$5,597,851,794
Undistributed net investment income included in net assets:
End of year	$12,353,529	$7,533,397

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FRANKLIN CUSTODIAN FUNDS

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Repurchase agreements are valued at cost, which approximates fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a

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FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS

regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain or all Funds enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Funds may sell securities it holds as collateral and apply the proceeds

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FRANKLIN CUSTODIAN FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Joint Repurchase Agreement (continued)

towards the repurchase price and any other amounts owed by the seller to the Funds in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Funds at year end, as indicated in the Statement of Investments, had been entered into on September 30, 2015.

d. Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

Certain or all Funds invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities.

Certain or all Funds purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

f. Equity-Linked Securities

Certain or all Funds invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity-linked securities is recorded as realized gains in the Statements of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity-linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Funds.

g. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment,

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securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h. Mortgage Dollar Rolls

Certain or all Funds enter into mortgage dollar rolls, typically on a to-be-announced basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date. As a result of several court cases, in certain countries across the European Union, the Funds have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. At this time, uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, and accordingly, no amounts are reflected in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2015, and for all open tax years, each Fund has determined that no liability for unrecognized tax benefits is required in each Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded separately in the Statements of Operations. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of

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1. Organization and Significant Accounting

Policies (continued)

k. Security Transactions, Investment Income, Expenses and Distributions (continued)

operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At September 30, 2015, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin DynaTech Fund		Franklin Growth Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended September 30, 2015
Shares sold	18,501,749	$892,063,000	21,692,171	$1,636,207,846
Shares issued in reinvestment of distributions	1,036,739	48,011,508	215,218	16,016,600
Shares redeemed	(11,831,219)	(569,690,518)	(16,414,655)	(1,240,888,456)
Net increase (decrease)	7,707,269	$370,383,990	5,492,734	$411,335,990
Year ended September 30, 2014
Shares sold	19,957,583	$893,692,093	22,635,844	$1,476,657,042
Shares issued in reinvestment of distributions	1,036,302	44,498,813	384,777	24,402,538
Shares redeemed	(13,817,735)	(617,833,478)	(18,426,891)	(1,225,335,722)
Net increase (decrease)	7,176,150	$320,357,428	4,593,730	$275,723,858
Class C Shares:
Year ended September 30, 2015
Shares sold	2,327,658	$98,622,323	3,260,956	$229,365,295
Shares issued in reinvestment of distributions	197,997	8,016,890	—	—
Shares redeemed	(1,005,267)	(42,109,516)	(1,761,541)	(124,261,084)
Net increase (decrease)	1,520,388	$64,529,697	1,499,415	$105,104,211
Year ended September 30, 2014
Shares sold	1,329,394	$52,341,287	1,755,572	$109,225,881
Shares issued in reinvestment of distributions	212,392	8,070,893	—	—
Shares redeemed	(992,766)	(38,720,154)	(1,501,516)	(93,209,263)
Net increase (decrease)	549,020	$21,692,026	254,056	$16,016,618

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	Franklin DynaTech Fund		Franklin Growth Fund
	Shares	Amount	Shares	Amount

Class R Shares:
Year ended September 30, 2015
Shares sold	176,420	$8,339,480	1,222,443	$91,843,479
Shares issued in reinvestment of distributions	34,518	1,571,239	—	—
Shares redeemed	(256,145)	(12,106,985)	(2,319,903)	(174,068,712)
Net increase (decrease)	(45,207)	$(2,196,266)	(1,097,460)	$(82,225,233)
Year ended September 30, 2014
Shares sold	223,778	$9,798,197	1,259,033	$82,452,020
Shares issued in reinvestment of distributions	40,870	1,730,443	13,715	865,946
Shares redeemed	(273,168)	(11,923,886)	(2,549,245)	(167,765,201)
Net increase (decrease)	(8,520)	$(395,246)	(1,276,497)	$(84,447,235)
Class R6 Shares:
Year ended September 30, 2015
Shares sold	498,228	$24,243,849	1,852,609	$140,977,540
Shares issued in reinvestment of distributions	244,640	11,564,117	88,714	6,605,680
Shares redeemed	(341,976)	(16,919,496)	(1,593,869)	(120,765,938)
Net increase (decrease)	400,892	$18,888,470	347,454	$26,817,282
Year ended September 30, 2014
Shares sold	392,771	$17,760,072	1,963,079	$130,998,376
Shares issued in reinvestment of distributions	308,823	13,470,860	131,722	8,353,795
Shares redeemed	(835,479)	(38,667,876)	(1,028,486)	(68,921,236)
Net increase (decrease)	(133,885)	$(7,436,944)	1,066,315	$70,430,935
Advisor Class Shares:
Year ended September 30, 2015
Shares sold	1,507,866	$73,683,045	5,277,961	$400,540,494
Shares issued in reinvestment of distributions	109,767	5,174,431	89,253	6,652,935
Shares redeemed	(1,264,457)	(61,642,824)	(4,525,051)	(342,112,964)
Net increase (decrease)	353,176	$17,214,652	842,163	$65,080,465
Year ended September 30, 2014
Shares sold	1,513,116	$68,768,455	6,902,426	$453,057,572
Shares issued in reinvestment of distributions	113,735	4,955,439	117,373	7,454,331
Shares redeemed	(1,093,743)	(48,758,262)	(5,135,737)	(338,498,517)
Net increase (decrease)	533,108	$24,965,632	1,884,062	$122,013,386

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2. Shares of Beneficial Interest (continued)
			Franklin U.S. Government
	Franklin Income Fund		Securities Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended September 30, 2015
Shares sold	2,723,862,225	$6,464,708,282	99,038,940	$641,302,319
Shares issued in reinvestment of distributions	990,884,317	2,344,531,358	17,899,302	115,836,536
Shares redeemed	(4,082,116,553)	(9,575,088,041)	(132,675,658)	(859,995,739)
Net increase (decrease)	(367,370,011)	$(765,848,401)	(15,737,416)	$(102,856,884)
Year ended September 30, 2014
Shares sold	3,713,448,419	$9,155,988,584	71,829,810	$468,017,184
Shares issued in reinvestment of distributions	947,331,186	2,322,103,838	20,519,832	133,500,755
Shares redeemed	(3,708,820,886)	(9,162,743,046)	(212,106,767)	(1,382,305,173)
Net increase (decrease)	951,958,719	$2,315,349,376	(119,757,125)	$(780,787,234)
Class C Shares:
Year ended September 30, 2015
Shares sold	1,515,518,749	$3,644,318,312	21,009,366	$135,074,176
Shares issued in reinvestment of distributions	444,186,624	1,062,744,412	4,258,005	27,388,271
Shares redeemed	(2,129,021,084)	(5,038,434,563)	(46,483,636)	(299,287,776)
Net increase (decrease)	(169,315,711)	$(331,371,839)	(21,216,265)	$(136,825,329)
Year ended September 30, 2014
Shares sold	2,337,404,601	$5,828,986,276	12,474,550	$80,745,279
Shares issued in reinvestment of distributions	403,069,357	999,703,501	5,546,252	35,857,816
Shares redeemed	(1,458,897,007)	(3,636,023,542)	(85,939,596)	(556,594,365)
Net increase (decrease)	1,281,576,951	$3,192,666,235	(67,918,794)	$(439,991,270)
Class R Shares:
Year ended September 30, 2015
Shares sold	45,090,049	$105,356,612	2,921,544	$18,930,156
Shares issued in reinvestment of distributions	9,620,381	22,391,889	304,019	1,967,188
Shares redeemed	(64,261,612)	(148,965,643)	(4,600,896)	(29,798,242)
Net increase (decrease)	(9,551,182)	$(21,217,142)	(1,375,333)	$(8,900,898)
Year ended September 30, 2014
Shares sold	54,226,242	$131,788,544	2,650,032	$17,247,466
Shares issued in reinvestment of distributions	8,980,499	21,708,289	373,462	2,428,996
Shares redeemed	(46,938,172)	(114,094,366)	(5,950,807)	(38,704,752)
Net increase (decrease)	16,268,569	$39,402,467	(2,927,313)	$(19,028,290)
Class R6 Shares:
Year ended September 30, 2015
Shares sold	17,167,618	$40,192,542	14,239,234	$92,767,162
Shares issued in reinvestment of distributions	43,733,583	102,667,315	1,973,225	12,808,747
Shares redeemed	(81,471,526)	(186,535,998)	(34,161,637)	(222,996,443)
Net increase (decrease)	(20,570,325)	$(43,676,141)	(17,949,178)	$(117,420,534)
Year ended September 30, 2014
Shares sold	40,517,766	$97,896,117	8,007,305	$52,198,801
Shares issued in reinvestment of distributions	44,205,466	107,593,287	2,880,560	18,796,291
Shares redeemed	(59,362,751)	(146,195,581)	(7,784,399)	(50,908,893)
Net increase (decrease)	25,360,481	$59,293,823	3,103,466	$20,086,199

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			Franklin U.S. Government
	Franklin Income Fund		Securities Fund
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended September 30, 2015
Shares sold	1,046,052,890	$2,467,625,168	27,570,106	$179,399,346
Shares issued in reinvestment of distributions	173,756,747	407,768,104	2,960,236	19,220,147
Shares redeemed	(1,200,237,331)	(2,778,718,975)	(33,965,158)	(221,100,196)
Net increase (decrease)	19,572,306	$96,674,297	(3,434,816)	$(22,480,703)
Year ended September 30, 2014
Shares sold	1,562,121,375	$3,859,740,670	27,080,227	$176,904,592
Shares issued in reinvestment of distributions	125,980,982	307,395,314	3,666,095	23,923,798
Shares redeemed	(545,540,026)	(1,333,360,401)	(75,256,361)	(491,231,946)
Net increase (decrease)	1,142,562,331	$2,833,775,583	(44,510,039)	$(290,403,556)

	Franklin Utilities Fund
	Shares	Amount

Class A Shares:
Year ended September 30, 2015
Shares sold	42,258,371	$726,023,381
Shares issued in reinvestment of distributions	10,958,781	185,109,264
Shares redeemed	(58,276,559)	(979,437,688)
Net increase (decrease)	(5,059,407)	$(68,305,043)
Year ended September 30, 2014
Shares sold	39,649,168	$636,235,264
Shares issued in reinvestment of distributions	6,698,177	105,396,539
Shares redeemed	(46,046,709)	(730,634,069)
Net increase (decrease)	300,636	$10,997,734
Class C Shares:
Year ended September 30, 2015
Shares sold	9,428,768	$161,040,132
Shares issued in reinvestment of distributions	2,420,296	40,798,650
Shares redeemed	(13,401,139)	(224,075,983)
Net increase (decrease)	(1,552,075)	$(22,237,201)
Year ended September 30, 2014
Shares sold	9,642,854	$153,687,794
Shares issued in reinvestment of distributions	1,349,832	21,125,954
Shares redeemed	(9,258,751)	(145,435,983)
Net increase (decrease)	1,733,935	$29,377,765
Class R Shares:
Year ended September 30, 2015
Shares sold	2,047,309	$34,931,594
Shares issued in reinvestment of distributions	272,659	4,601,120
Shares redeemed	(2,904,134)	(48,732,451)
Net increase (decrease)	(584,166)	$(9,199,737)
Year ended September 30, 2014
Shares sold	2,212,911	$35,338,931
Shares issued in reinvestment of distributions	168,631	2,642,310
Shares redeemed	(2,515,315)	(39,919,629)
Net increase (decrease)	(133,773)	$(1,938,388)

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2. Shares of Beneficial Interest (continued)
	Franklin Utilities Fund
	Shares	Amount

Class R6 Shares:
Year ended September 30, 2015
Shares sold	1,511,769	$26,223,112
Shares issued in reinvestment of distributions	749,780	12,743,496
Shares redeemed	(4,004,853)	(68,251,745)
Net increase (decrease)	(1,743,304)	$(29,285,137)
Year ended September 30, 2014
Shares sold	1,158,712	$18,704,736
Shares issued in reinvestment of distributions	534,709	8,463,891
Shares redeemed	(2,387,364)	(39,385,500)
Net increase (decrease)	(693,943)	$(12,216,873)
Advisor Class Shares:
Year ended September 30, 2015
Shares sold	11,264,405	$194,715,849
Shares issued in reinvestment of distributions	1,799,910	30,585,241
Shares redeemed	(12,829,193)	(217,321,558)
Net increase (decrease)	235,122	$7,979,532
Year ended September 30, 2014
Shares sold	17,575,665	$278,956,564
Shares issued in reinvestment of distributions	912,471	14,538,476
Shares redeemed	(8,103,315)	(128,962,387)
Net increase (decrease)	10,384,821	$164,532,653

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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a. Management Fees

Franklin Income Fund and Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	Over $50 billion, up to and including $65 billion
0.345%	Over $65 billion, up to and including $80 billion
0.340%	In excess of $80 billion

Franklin DynaTech Fund, Franklin Growth Fund and Franklin U.S. Government Securities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

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3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

				Franklin U.S.
	Franklin	Franklin	Franklin	Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund
Reimbursement Plans:
Class A	0.25%	0.25%	0.15%	0.15%	0.15%
Compensation Plans:
Class C	1.00%	1.00%	0.65%	0.65%	0.65%
Class R	0.50%	0.50%	0.50%	0.50%	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

				Franklin U.S.
	Franklin	Franklin	Franklin	Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund
Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$1,826,707	$4,014,593	$18,846,000	$871,599	$1,064,785

CDSC retained	$39,472	$93,975	$3,474,943	$68,187	$152,928

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended September 30, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

				Franklin U.S.
	Franklin	Franklin	Franklin	Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

Transfer agent fees	$1,596,433	$7,075,718	$24,189,528	$4,133,157	$2,756,445

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NOTES TO FINANCIAL STATEMENTS

f. Investments in Institutional Fiduciary Trust Money Market Portfolio

Certain or all Funds invest in Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an affiliated open-end management investment company. Management fees paid by the Funds are waived on assets invested in the Sweep Money Fund, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Sweep Money Fund. Prior to October 1, 2013, the waiver was accounted for as a reduction to management fees.

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until January 31, 2016. There were no Class R6 transfer agent fees waived during the year ended September 30, 2015.

h. Other Affiliated Transactions

At September 30, 2015, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares:

			Franklin U.S.
Franklin	Franklin	Franklin	Government	Franklin
DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

12.71%	8.81%	2.11%	4.32%	3.49%

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended September 30, 2015, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At September 30, 2015, the capital loss carryforwards were as follows:

		Franklin U.S.
	Franklin	Government
	Income Fund Securities Fund
Capital loss carryforwards subject to expiration:
2016	$—	$20,514,778
2017	—	18,668,917
2018	2,298,838,256	16,923,310
2019	—	4,445,156
Capital loss carryforwards not subject to expiration:
Short term	—	118,712,269
Long term	—	220,987,655
Total capital loss carryforwards	$2,298,838,256	$400,252,085

During the year ended September 30, 2015, the Funds utilized capital loss carryforwards as follows:

Franklin	Franklin	Franklin
DynaTech Fund	Growth Fund	Income Fund

$3,499,727	$75,830,913	$374,467,716

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FRANKLIN CUSTODIAN FUNDS
NOTES TO FINANCIAL STATEMENTS

5. Income Taxes (continued)

The Franklin DynaTech Fund has foregone capital loss carryovers of $6,735,272 as a result of a timing difference between excise tax and income tax requirements relating to the expiration of capital loss carryovers, which were reclassified to paid-in capital.

On September 30, 2015, Franklin U.S. Government Securities Fund had expired capital loss carryforwards of $28,034,940, which were reclassified to paid-in capital.

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At September 30, 2015, Franklin Income Fund deferred post-October capital losses of $2,304,654,220, and Franklin DynaTech Fund and Franklin Income Fund deferred late-year ordinary losses of $8,521,276 and $27,174,262, respectively.

The tax character of distributions paid during the years ended September 30, 2015 and 2014, was as follows:

	Franklin		Franklin
	DynaTech Fund		Growth Fund
	2015	2014	2015	2014
Distributions paid from:
Ordinary income	$—	$—	$32,010,571	$45,007,570
Long term capital gain	80,002,779	76,939,871	—	—
	$80,002,779	$76,939,871	$32,010,571	$45,007,570

			Franklin
	Franklin		U.S. Government
	Income Fund		Securities Fund
	2015	2014	2015	2014
Distributions paid from:
Ordinary income	$4,476,559,305	$4,287,141,443	$207,654,755	$250,125,246

	Franklin Utilities Fund
	2015	2014
Distributions paid from:
Ordinary income	$181,502,767	$158,635,095
Long term capital gain	120,721,717	11,446,235
	$302,224,484	$170,081,330

At September 30, 2015, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin	Franklin	Franklin
	DynaTech Fund	Growth Fund	Income Fund
Cost of investments	$1,787,023,768	$5,898,333,105	$83,142,634,592

Unrealized appreciation	$969,213,133	$5,435,969,065	$6,140,070,766
Unrealized depreciation	(33,712,206)	(154,850,723)	(11,441,078,787)
Net unrealized appreciation (depreciation)	$935,500,927	$5,281,118,342	$(5,301,008,021)

Undistributed ordinary income	$—	$44,066,821	$—
Undistributed long term capital gains	73,408,519	367,825,682	—
Distributable earnings	$73,408,519	$411,892,503	$—

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NOTES TO FINANCIAL STATEMENTS

	Franklin U.S.
	Government	Franklin
	Securities Fund	Utilities Fund
Cost of investments	$6,039,533,536	$3,547,511,738

Unrealized appreciation	$243,327,648	$1,878,461,985
Unrealized depreciation	(22,014,443)	(145,259,039)
Net unrealized appreciation (depreciation)	$221,313,205	$1,733,202,946

Undistributed ordinary income	$2,682,724	$22,068,178
Undistributed long term capital gains	—	151,374,303
Distributable earnings	$2,682,724	$173,442,481

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses, bond discounts and premiums, corporate actions, equity-linked securities and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2015, were as follows:

				Franklin U.S.
	Franklin	Franklin	Franklin	Government	Franklin
	DynaTech Fund	Growth Fund	Income Fund	Securities Fund	Utilities Fund

Purchases	$1,032,388,410	$888,251,327	$39,689,473,598	$4,388,193,776	$551,222,703
Sales	$774,889,991	$514,464,577	$41,062,773,342	$4,970,632,336	$715,619,492

Transactions in options written during the year ended September 30, 2015, were as follows:

	Number of	Premiums
	Contracts	Received
Franklin Income Fund
Options outstanding at September 30, 2014	—	$—
Options written	327,500	36,367,261
Options expired	(219,596)	(22,446,291)
Options exercised	(97,904)	(11,137,422)
Options closed	(10,000)	(2,783,548)
Options outstanding at September 30, 2015	—	$—

See Notes 1(e) and 10 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk and Defaulted Securities

At September 30, 2015, Franklin Income Fund had 18.61% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At September 30, 2015, the aggregate value of these securities for Franklin Income Fund represents less than 0.05% of the Fund’s net assets. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

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8. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At September 30, 2015, Franklin Income Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Date	Cost	Value

21,666,666	First Data Holdings Inc., B (Value is 0.14% of Net Assets)	6/26/14	$86,666,664	$112,433,725

9. Unfunded Loan Commitments

Certain or all Funds enter into certain credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and the Statements of Operations. Funded portions of credit agreements are presented in the Statement of Investments.

Unfunded
Borrower	Commitment
Franklin Income Fund
Frontier Communications Corp., Senior Unsecured Bridge Loan, FRN,
6.50%, 6/10/16	$125,000,000
Hercules Offshore Inc., First Lien Exit Facility, FRN, 6.50%, 11/07/15	94,000,000
$219,000,000

10. Other Derivative Information

For the year ended September 30, 2015, the effect of derivative contracts in Franklin Income Fund’s Statements of Operations was as follows:

Change in
Unrealized
Derivative Contracts		Realized	Appreciation
Not Accounted for as		Gain (Loss)	(Depreciation)
Hedging Instruments	Statement of Operations Locations	for the Year	for the Year
Equity contracts	Net realized gain (loss) from written options	$25,016,239	$ —

For the year ended September 30, 2015, the average month end fair value of derivatives represented less than 0.01% of average month end net assets. The average month end number of open derivative contracts for the year was 3.

See Notes 1(e) and 6 regarding derivative financial instruments and investment transactions, respectively.

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FRANKLIN CUSTODIAN FUNDS
NOTES TO FINANCIAL STATEMENTS

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for certain or all Funds for the year ended September 30, 2015, were as shown below.

	Number of				Number of
	Shares/				Shares/
	Warrants/				Warrants/
	Principal				Principal
	Amount*				Amount*
	Held at				Held at
	Beginning	Gross		Gross	End	Value at	Investment	Realized
Name of Issuer	of Year	Additions		Reductions	of Year	End of Year	Income	Gain (Loss)
Franklin Income Fund
Non-Controlled Affiliates
Agrium Inc.	7,500,000	1,000,000		(1,000,000)	7,500,000	$671,250,000	$19,880,438	$1,622,112
CEVA Group PLC, first lien, 144A, 7.00%,
3/01/21	15,000,000	—		(15,000,000)	—	—	122,500	(600,000)
CEVA Group PLC, Pre-Funded L/C, 6.50%,
3/19/21	20,320,197	—		—	20,320,197	18,245,850	1,298,799	—
CEVA Group PLC, secured note, 144A,
9.00%, 9/01/21	20,000,000	—		(20,000,000)	—	—	240,000	(1,050,000)
CEVA Group PLC, senior note, first lien,
144A, 4.00%, 5/01/18	186,778,982	—		(12,000,000)	174,778,982	154,679,399	7,285,739	(880,000)
CEVA Holdings LLC	91,371	—		—	91,371	54,822,636	—	—
CEVA Holdings LLC, cvt. pfd., A-1	2,897	—		—	2,897	2,390,231	—	—
CEVA Holdings LLC, cvt. pfd., A-2	110,565	—		—	110,565	66,339,048	—	—
Dex Media Inc.	2,048,551	—		(2,048,551)	—	—	—	(1,058,967,774)
Dex Media Inc., senior sub. note, PIK,
14.00%, 1/29/17	41,400,812	1,448,756		(42,849,568)	—	—	2,190,157	(35,569,463)
Dex Media West LLC, Term Loan B, 8.00%,
12/30/16	1,482,107	—		(1,482,107)	—	—	7,705	39,792
Dynegy Finance I Inc./Dynegy Finance II
Inc., senior note, 144A, 6.75%, 11/01/19	—	270,000,000		270,000,000 [b]	—	—	16,558,125	—
Dynegy Finance I Inc./Dynegy Finance II
Inc., senior note, 144A, 7.375%, 11/01/22	—	256,700,000		256,700,000 [b]	—	—	17,230,027	—
Dynegy Holdings Inc., Escrow Account	1,024,235,000	—		(1,024,235,000)[b]	—	—	—	—
Dynegy Inc.	16,000,000	—		(9,774,200)	6,225,800	—[a]	—	(41,218,399)
Dynegy Inc., senior note, 5.875%, 6/01/23	105,000,000	—		(5,000,000)	100,000,000	—[a]	4,421,753	56,616
Dynegy Inc., wts., 10/02/17	1,143,273	—		—	1,143,273	—[a]	—	—
Dynegy Roseton Danskammer Pass Through
Trust, Escrow Account, B	40,000,000	—		(40,000,000)	—	—	—	229,912
Halcon Resources Corp.	301,159	54,469,606	[b]	(7,270,765)	47,500,000	25,175,000	—	(1,390,721)
Halcon Resources Corp., 13.00%, 2/15/22	—	341,510,000		—	341,510,000	220,700,837	2,466,461	—
Halcon Resources Corp., 5.75%, cvt.
pfd., A	108,000	—		(71,000)	37,000	4,194,875	2,084,375	(51,553,527)
Halcon Resources Corp., senior note, 144A,
8.625%, 2/01/20	—	130,000,000		—	130,000,000	108,550,000	3,153,156	—
Halcon Resources Corp., senior note,
8.875%, 5/15/21	28,000,000	162,675,000		(177,300,000)	13,375,000	4,079,375	10,768,857	(136,176,938)
Halcon Resources Corp., senior note, 9.75%,
7/15/20	100,000,000	254,700,000		(348,200,000)	6,500,000	2,242,500	14,924,975	(271,152,011)
PG&E Corp.	23,000,000	4,910,000		(3,000,000)	24,910,000	1,315,248,000	39,771,550	24,298,976
[c]R.H. Donnelley Inc., Term Loan B, 9.75%,
12/30/16	22,277,846	—		(22,277,846)	—	—	1,179,726	(8,033,574)
Total Affiliated Securities (Value is 3.36% of Net Assets)						$2,647,917,751	$143,584,343	$(1,580,344,999)

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NOTES TO FINANCIAL STATEMENTS

11. Holdings of 5% Voting Securities of Portfolio Companies (continued)

	Number of			Number of
	Shares			Shares
	Held at			Held at
	Beginning	Gross	Gross	End	Value at	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	End of Year	Income	Gain (Loss)

Franklin Utilities Fund
Non-Controlled Affiliates
8point3 Energy Partners LP (Value is
0.26% of Net Assets)	—	1,298,500	—	1,298,500	$13,777,085	$ —	$—

*In U.S. dollars unless otherwise indicated.
aAs of September 30, 2015, no longer an affiliate.
bGross addition/reduction was the result of various corporate actions.
cCompany is a wholly owned subsidiary of Dex Media Inc.

12. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended September 30, 2015, the Funds did not use the Global Credit Facility.

13. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS

A summary of inputs used as of September 30, 2015, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1		Level 2	Level 3	Total
Franklin DynaTech Fund
Assets:
Investments in Securities:
Equity Investments[a]	$2,531,655,388		$—	$—	$2,531,655,388
Short Term Investments	132,223,790		58,645,517	—	190,869,307
Total Investments in Securities	$2,663,879,178		$58,645,517	$—	$2,722,524,695
Franklin Growth Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Pharmaceuticals, Biotechnology & Life Sciences	$1,378,691,651		$—	$3,366,490	$1,382,058,141
All Other Equity Investments[a]	8,398,257,123		—	—	8,398,257,123
Short Term Investments	1,399,136,183		—	—	1,399,136,183
Total Investments in Securities	$11,176,084,957		$—	$3,366,490	$11,179,451,447
Franklin Income Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Energy	$6,518,148,812		$89,396,445	$5,658,170	$6,613,203,427
Financials	3,754,770,587		70,214,250	—	3,824,984,837
Industrials	5,980,904,500		—	123,551,915	6,104,456,415
Information Technology	1,629,737,210	—	-	112,433,725	1,742,170,935
All Other Equity Investments[a]	24,987,134,747		—	—	24,987,134,747
Equity-Linked Securities	—		8,075,979,432	—	8,075,979,432
Convertible Bonds	—		328,741,591	23,906,250	352,647,841
Corporate Bonds	—		23,431,704,275	52,501,149	23,484,205,424
Senior Floating Rate Interests	—		2,158,654,299	—	2,158,654,299
Escrows and Litigation Trusts	—		—	—[c]	—
Short Term Investments	342,761,519		155,427,695	—	498,189,214
Total Investments in Securities	$43,213,457,375		$34,310,117,987	$318,051,209	$77,841,626,571
Liabilities:
Other Financial Instruments
Unfunded Loan Commitments	$—		$4,028,670	$—	$4,028,670

Franklin U.S. Government Securities Fund
Assets:
Investments in Securities:
Mortgage-Backed Securities	$—		$6,154,542,413	$—	$6,154,542,413
Short Term Investments	106,304,328		—	—	106,304,328
Total Investments in Securities	$106,304,328		$6,154,542,413	$—	$6,260,846,741
Franklin Utilities Fund
Assets:
Investments in Securities:
Equity Investments[a]	$5,225,997,441		$—	$—	$5,225,997,441
Corporate Bonds	—		51,866,629	—	51,866,629
Short Term Investments	2,850,614		—	—	2,850,614
Total Investments in Securities	$5,228,848,055		$51,866,629	$—	$5,280,714,684

aFor detailed categories, see the accompanying Statement of Investments.
bIncludes common, preferred and convertible preferred stocks as well as other equity investments.
cIncludes securities determined to have no value at September 30, 2015.

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NOTES TO FINANCIAL STATEMENTS

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

14. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for certain transactions accounted for as a sale for interim and annual reporting periods beginning after December 15, 2014 and transactions accounted for as secured borrowings for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

15. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Currency	Selected Portfolio
EUR Euro	ADR	American Depositary Receipt
GBP British Pound	FHLB	Federal Home Loan Bank
	FHLMC	Federal Home Loan Mortgage Corp.
	FNMA	Federal National Mortgage Association
	FRN	Floating Rate Note
	GP	Graduated Payment
	L/C	Letter of Credit
	MTN	Medium Term Note
	PIK	Payment-In-Kind
	RBS	Royal Bank of Scotland PLC
	SF	Single Family

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Custodian Funds

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin U.S. Government Securities Fund and Franklin Utilities Fund (constituting The Franklin Custodian Funds, hereafter referred to as the (“Funds”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 16, 2015

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FRANKLIN CUSTODIAN FUNDS

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended September 30, 2015:

Franklin	Franklin
DynaTech Fund	Utilities Fund
$80,002,779	$120,721,717

Under Section 871(k)(2)(C) of the Code, Franklin Utilities Fund hereby reports the maximum amount allowable but no less than $22,130,382 as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended September 30, 2015.

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended September 30, 2015:

Franklin	Franklin	Franklin
Growth Fund	Income Fund	Utilities Fund
100.00%	25.78%	100.00%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended September 30, 2015:

Franklin	Franklin	Franklin	Franklin
DynaTech Fund	Growth Fund	Income Fund	Utilities Fund
$10,761,218	$141,593,755	$1,721,745,463	$206,046,220

Distributions, including qualified dividend income, paid during calendar year 2015 will be reported to shareholders on Form 1099-DIV by mid-February 2016. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended September 30, 2015:

Franklin
Franklin	U.S. Government
Income Fund	Securities Fund
$1,958,434,686	$207,455,005

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1976	144	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway		October 2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing communi-
				cations services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).

Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (August 2015); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-2015); Founding
Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior
Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	144	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group, Ltd.
				(holding company) (2004-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	144	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and
formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2005	144	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	144	Cbeyond, Inc. (business communi-
One Franklin Parkway				cations provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
(2014-present; previously 2010-2012)
and Graham Holdings Company
(education and media organization)
(2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	119	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	161	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc.
(1994-2015).

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FRANKLIN CUSTODIAN FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Trustee and		Chairman of the	144	None
One Franklin Parkway	Vice President	Board since 2013,
San Mateo, CA 94403-1906		Trustee since 1983
and Vice President
since 1982

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South; Vice President,
Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

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FRANKLIN CUSTODIAN FUNDS

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Navid Tofigh (1972)	Vice President	Since	Not Applicable	Not Applicable
One Franklin Parkway		November 2015
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has deter-
mined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert.
The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and finan-
cial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an under-
standing of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent
Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $431,241 for the fiscal year ended September 30, 2015 and $466,850 for the fiscal year ended September 30, 2014.

(b) Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $8,856 for the fiscal year ended September 30, 2015 and $8,682 for the fiscal year ended September 30, 2014. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended September 30, 2015 and $33,912 for the fiscal year ended September 30, 2014. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $398,036 for the fiscal year ended September 30, 2015 and $125,824 for the fiscal year ended September 30, 2014.  The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment. Also, includes review of system processes related to fixed income securities and certifying assets under management.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i)     pre-approval of all audit and audit related services;

        (ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $406,892 for the fiscal year ended September 30, 2015 and $168,418 for the fiscal year ended September 30, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.   N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                         N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially  affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  November 25, 2015

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  November 25, 2015